                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                                   Exhibit 10.23
                                                                     AMENDMENT 1

                           SPECIAL BUSINESS PROVISIONS

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND
                        SPIRIT AEROSYSTEMS, INCORPORATED.

                                  MS-65530-0016

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

                                TABLE OF CONTENTS

TITLE PAGE
TABLE OF CONTENTS
ATTACHMENTS
AMENDMENT PAGE
RECITAL PAGE

1.0    DEFINITIONS.............................................................................................      - 10 -

2.0    CONTRACT FORMATION......................................................................................      - 14 -
       2.1      Order..........................................................................................      - 14 -
       2.2      Entire Agreement...............................................................................      - 14 -
       2.3      Incorporated by Reference......................................................................      - 14 -
       2.4      Written Authorization to Proceed...............................................................      - 14-

3.0    SUBJECT MATTER OF SALE..................................................................................      - 15 -
       3.1      Subject Matter of Sale.........................................................................      - 15 -
       3.2      Period of Performance..........................................................................      - 15 -
       3.3      Nonrecurring Work..............................................................................      - 15 -
                3.3.1    Engineering Services..................................................................      - 15 -
                         3.3.1.1      Engineering Services.....................................................      - 15 -
                3.3.2    Product Development and Test..........................................................      - 15 -
                         3.3.2.1      Product Development and Test Activities..................................      - 15 -
                         3.3.2.2      Static and Fatigue Test Articles.........................................      - 16 -
                3.3.3    Certification Support.................................................................      - 16 -
                3.3.4    Tooling...............................................................................      - 16 -
                         3.3.4.1      Tooling - General........................................................      - 16 -
                         3.3.4.2      Contractor Use-Tooling (also known as Seller-Use Tooling)................      - 16 -
                         3.3.4.3      Common - Use Tooling.....................................................      - 16 -
                         3.3.4.4      Use of Casting, Forging and Extrusion Tooling............................      - 17 -
                         3.3.4.5      Initial Planning.........................................................      - 17 -
                         3.3.4.6      Title to Tooling.........................................................      - 17 -
                         3.3.4.7      Use and Disposition of Tooling...........................................      - 17 -
                         3.3.4.8      Reserved.................................................................      - 18 -
                         3.3.4.9      Responsible Party........................................................      - 18 -
                3.3.5    Life Cycle Product Teams..............................................................      - 18 -
                3.3.6    Weight Status Reporting...............................................................      - 18 -
       3.4      Recurring Work.................................................................................      - 18 -
                3.4.1    Production Articles...................................................................      - 18 -
                3.4.2    Delivery Point and Schedule...........................................................      - 19 -
                         3.4.2.1      Additional Events of Excusable Delay.....................................      - 19 -
                3.4.3    Transportation Routing Instructions...................................................      - 19 -
                3.4.4    Manufacturing Configuration...........................................................      - 19 -
                3.4.5    Sustaining Product Definition.........................................................      - 19 -

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

                3.4.6    Tooling Maintenance...................................................................      - 19 -
                3.4.7    Maintenance of Production Planning....................................................      - 20 -
                3.4.8    Certification Support.................................................................      - 20 -
                3.4.9    Type Design and Type Certification Data Development and Protection....................      - 20 -
                3.4.10   Seller Authorized Representative (AR) Requirements and Obligations....................      - 20 -
       3.5      Product Support and Miscellaneous Work.........................................................      - 20 -
                3.5.1    Miscellaneous Work....................................................................      - 20 -
                3.5.2    Delivery Schedule of Other Products and Performance of Services.......................      - 21 -

4.0    PRICING.................................................................................................      - 21 -
       4.1      Recurring Price................................................................................      - 21 -
                4.1.1    Interim Extension Pricing.............................................................      - 21 -
       4.2      RESERVED.......................................................................................      - 22 -
       4.3      Pricing of Requirements for Modification or Retrofit...........................................      - 22 -
                4.3.1    Boeing Responsibility or Regulatory Requirement.......................................      - 22 -
                4.3.2    Reserved..............................................................................      - 22 -
       4.4      Expedite of Production Requirements............................................................      - 22 -
       4.5      Pricing for Derivatives........................................................................      - 22 -
       4.6      POA Pricing....................................................................................      - 22 -

5.0    PAYMENT.................................................................................................      - 23 -
       5.1      Invoicing......................................................................................      - 23 -
                5.1.1    Invoicing Requirements................................................................      - 23 -
                5.1.2    Invoicing Shipset Identification......................................................      - 23 -
                5.1.3    Customs Invoicing.....................................................................      - 23 -
                5.1.4    Mailing Instructions..................................................................      - 23 -
                5.1.5    Pay From Receipt......................................................................      - 23 -
       5.2      Recurring Payment..............................................................................      - 24 -
                5.2.1    Non-Recurring Payment.................................................................      - 24 -
       5.3      Payment Method.................................................................................      - 26 -
       5.4      Payment Errors.................................................................................      - 26 -

6.0    CHANGES.................................................................................................      - 26 -

7.0    CHANGE PROVISIONS.......................................................................................      - 27 -
       7.1      Price Adjustment for Changes...................................................................      - 27 -
       7.2      Change Pricing Criteria........................................................................      - 27 -
       7.3      Reserved.......................................................................................      - 29 -
       7.4      Reserved.......................................................................................      - 29 -
       7.5      Schedule Acceleration/Deceleration.............................................................      - 29 -
                7.5.1    Production Rates......................................................................      - 29 -
       7.6      Total Cost Management..........................................................................      - 29 -
                7.6.1    Boeing Generated Technical and Cost Improvement.......................................      - 30 -
       7.7      Obsolescence...................................................................................      - 30 -
       7.8      Reserved.......................................................................................      - 30 -
       7.9      Proposals for Price Adjustment.................................................................      - 30 -

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

       7.10     Apportionment and Payment of Price Adjustments.................................................      - 32 -
                7.10.1   Recurring Work Price Adjustment.......................................................      - 32 -
                7.10.2   Apportionment and Payment.............................................................      - 32 -

8.0    GOVERNING QUALITY ASSURANCE REQUIREMENTS................................................................      - 32 -

9.0    STATUS REPORTS/REVIEWS..................................................................................      - 32 -
       9.1      Notification of Shipment.......................................................................      - 32 -
       9.2      General Reports / Reviews......................................................................      - 32 -
       9.3      Cost Performance Visibility....................................................................      - 33 -
       9.4      Problem Reports................................................................................      - 33 -
       9.5      Notice of Delay - Premium Effort...............................................................      - 34 -
       9.6      Diversity Reporting Format.....................................................................      - 35 -
       9.7      Planning Schedule..............................................................................      - 35 -

10.0   BOEING ASSISTANCE.......................................................................................      - 35 -
       10.1     Boeing Technical / Manufacturing Assistance Regarding Seller's Nonperformance..................      - 35 -
       10.2     Other Boeing Assistance........................................................................      - 35 -

11.0   REPAIR AUTHORIZATION....................................................................................      - 35 -
       11.1     Boeing-Performed Work..........................................................................      - 35 -
       11.2     Reimbursement for Repairs......................................................................      - 36 -

12.0   OTHER REQUIREMENTS......................................................................................      - 36 -
       12.1     SUPPORTING DOCUMENTATION.......................................................................      - 36 -
                12.1.1   Supporting Documentation and Priority.................................................      - 36 -
                12.1.2   Revision of Documents.................................................................      - 37 -
                12.1.3   Compliance............................................................................      - 38 -
       12.2 Reserved     ......................................................................................      - 38 -
       12.3     ACCOUNTABILITY FOR TOOLING.....................................................................      - 39 -
       12.4     CERTIFIED TOOL LISTS...........................................................................      - 39 -
       12.5     BOEING FURNISHED TOOLING.......................................................................      - 39 -
       12.6     PACKAGING AND SHIPPING.........................................................................      - 39 -
                12.6.1   Packaging.............................................................................      - 39 -
                12.6.2   Product Packaging.....................................................................      - 40 -
                12.6.3   Disposable Shipping Fixtures..........................................................      - 40 -
                12.6.4   Packing Sheet and Test Reports........................................................      - 40 -
                12.6.5   Additional Copies.....................................................................      - 41 -
                12.6.6   Price Inclusive.......................................................................      - 41 -
       12.7     CYCLE TIME REQUIREMENTS........................................................................      - 41 -
       12.8     COMPATIBILITY WITH ENGINEERING BUSINESS AND PRODUCTION SYSTEMS.................................      - 41 -
       12.9     ELECTRONIC ACCESS AND EXCHANGE OF DIGITAL PRODUCT DEFINITION...................................      - 41 -
                12.9.1   Exchange of Digital Product Definition between Boeing and Seller......................      - 41 -
                12.9.2   Systems/Software Compatibility between Boeing and Seller..............................      - 41 -

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

                12.9.3   Electronic Access, Communications and Data Exchange via Telecommunications............      - 42 -
       12.10    PROGRAM MANAGER................................................................................      - 42 -
       12.11    SUBCONTRACTING.................................................................................      - 42 -
                12.11.1 Subcontractors and Suppliers...........................................................      - 43 -
       12.12    INTERNATIONAL COOPERATION......................................................................      - 43 -
                12.12.1  Market Access and Sales Support.......................................................      - 43 -
                12.12.2  Offset Assistance.....................................................................      - 44 -
       12.13    SUPPLY CHAIN INTEGRATION.......................................................................      - 44 -
                12.13.1  Supplier Banked Material (SBM) or Boeing Provided Details (BPD).......................      - 44 -
                12.13.2  Boeing Raw Material Strategy..........................................................      - 45 -
                12.13.3  Third Party Pricing...................................................................      - 45 -
                12.13.4  Obligation to Accept Assignment of Contracts..........................................      - 46 -
       12.14 Reserved..........................................................................................      - 46 -
       12.15    LIFE CYCLE PRODUCT TEAM........................................................................      - 46 -
                12.15.1  Purpose...............................................................................      - 46 -
                       12.15.1.1    Qualifications.............................................................      - 46 -
                12.15.2  Work Schedule.........................................................................      - 46 -
                12.15.3  Equipment and Supplies................................................................      - 47 -
                12.15.4  Employment Status.....................................................................      - 47 -
                12.15.5  Team Leader...........................................................................      - 47 -
                12.15.6  Discipline............................................................................      - 47 -
                12.15.7  Removal of Personnel..................................................................      - 47 -
       12.16    INCREMENTAL RELEASE............................................................................      - 47 -
       12.17     PARTICIPATION.................................................................................      - 48 -
                12.17.1  Other Boeing Entities.................................................................      - 48 -
                12.17.2 RESERVED...............................................................................      - 48 -
                12.17.3 RESERVED...............................................................................      - 48 -
                12.17.4  Notification of Contract..............................................................      - 48 -

13.0    ORDER OF PRECEDENCE....................................................................................      - 48 -

14.0   RESERVED................................................................................................      - 50 -

15.0   APPLICABLE LAW..........................................................................................      - 50 -

16.0   PRODUCT SUPPORT AND ASSURANCE...........................................................................      - 50 -
       16.1     Warranty.......................................................................................      - 50 -
                16.1.1   Product Support and Assurance Document (PSAD) D6-83315................................      - 50 -

17.0   ADMINISTRATIVE MATTERS..................................................................................      - 50 -
       17.1     Administrative Authority.......................................................................      - 50 -
       17.2     Administrative Agreement.......................................................................      - 51 -

18.0   OBLIGATION TO PURCHASE AND SELL.........................................................................      - 51 -
       18.1     Replacements...................................................................................      - 51 -

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

19.0   STRATEGIC ALIGNMENT / SUBCONTRACTING....................................................................      - 51 -

20.0   OWNERSHIP OF INTELLECTUAL PROPERTY......................................................................      - 52 -
       20.1     Technical Work Product.........................................................................      - 52 -
       20.2     Inventions and Patents.........................................................................      - 52 -
       20.3     Works of Authorship and Copyrights.............................................................      - 53 -
       20.4     Pre-Existing Inventions and Works of Authorship................................................      - 54 -

21.0   SOFTWARE PROPRIETARY INFORMATION RIGHTS.................................................................      - 54 -

22.0   INFRINGEMENT............................................................................................      - 54 -

23.0   DIGITIZATION OF PROPRIETARY INFORMATION AND MATERIALS...................................................      - 55 -

24.0   CONFIGURATION CONTROL...................................................................................      - 55 -

25.0   Reserved................................................................................................      - 55 -

26.0   ON-SITE SUPPORT.........................................................................................      - 56 -
       26.1      Indemnification Negligence of Seller or subcontractor.........................................      - 56 -
       26.2      Commercial General Liability..................................................................      - 56 -
       26.3      Automobile Liability..........................................................................      - 57 -
       26.4      Workers' Compensation.........................................................................      - 57 -
       26.5      Certificates of Insurance.....................................................................      - 57 -
       26.6      Self-Assumption...............................................................................      - 57 -
       26.7      Protection of Property........................................................................      - 58 -
       26.8      Compliance with Boeing Site Requirements......................................................      - 58 -

27.0   Reserved................................................................................................      - 58 -

28.0   DELIVERY - TITLE AND RISK OF LOSS.......................................................................      - 58 -
       28.1     Title and Risk of Loss.........................................................................      - 58 -

29.0   Reserved................................................................................................      - 59 -

30.0   CUSTOMER CONTACT........................................................................................      - 59 -

31.0   Reserved................................................................................................      - 59 -
       31.1     Interest on Overdue Amounts....................................................................      - 59 -

32.0   SURVIVAL................................................................................................      - 59 -

33.0   INVENTORY AT CONTRACT COMPLETION........................................................................      - 60 -

34.0   SELLER ASSISTANCE.......................................................................................      - 60 -

35.0   NONRECURRING WORK TRANSFER..............................................................................      - 61 -

36.0   DISPOSITION OF TOOLING..................................................................................      - 62 -

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

37.0     CUSTOMS-TRADE PARTNERSHIP AGAINST TERRORISM (C-TPAT)..................................................      - 62 -

38.0     ENVIRONMENTAL MANAGEMENT SYSTEMS AND HEALTH  AND SAFETY MANAGEMENT SYSTEMS............................      - 62 -

Signature Page


                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

                                   ATTACHMENTS

Attachment 1        Work Statement and Pricing
Attachment 2        Production Article Definition and Contract Change Notices
Attachment 3        Reserved
Attachment 4        Additional Statement of Work
Attachment 5        Rates and Factors
Attachment 6        Lead time Matrix (Accel/Decel)
Attachment 7        Indentured Priced Parts List and POA Pricing
Attachment 8        Seller Data Submittals
Attachment 9        Reserved
Attachment 10       Quality Assurance Requirements
Attachment 11       Second Tier Support
Attachment 12       Non-U.S. Procurement Report Form
Attachment 13       Reserved
Attachment 14       Production Article Delivery Schedule
Attachment 15       Model Mix Constraint Matrix
Attachment 16       Boeing Furnished Material/Boeing Provided Details
Attachment 17       Reserved
Attachment 18       Reserved
Attachment 19       Incremental Release Plan & Lead-times
Attachment 20       Quantity Price Adjustment
Attachment 21       Commodity Listing and Terms of Sale
Attachment 22       Abnormal Escalation
Attachment 23       Reserved

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

                                   AMENDMENTS

AMEND
NUMBER                                 DESCRIPTION                          DATE             APPROVAL
------          -------------------------------------------------------    -------        ----------------
  1             Revise Company name from Mid-Western Aircraft Systems      2/23/06        H. McCormick/ R.
                Incorporated to Spirit AeroSystems throughout document.                   Stone
                Update attachments 1, 2, 4, 14 and 16.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

THESE SPECIAL BUSINESS PROVISIONS (SBP) are entered into as of June 16, 2005 by and between Spirit AeroSystems Inc., a Delaware Corporation with its principal office in Wichita, Kansas ("Seller"), and The Boeing Company, a Delaware corporation acting by and through its Boeing Commercial Airplanes business unit (collectively and individually "Boeing"). Hereinafter, the Seller and Boeing may be referred to jointly as "Parties" hereto.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

SPECIAL BUSINESS PROVISIONS

1.0 DEFINITIONS

The definitions used herein are the same as those used in the GTA. In addition, the following terms are defined as follows:

      A. "Aircraft" means a completed Program Airplane ready for delivery or delivered to a Customer.

      B. "Boeing Proprietary Spare Parts" means all Spare Parts, which are manufactured (i) by Boeing, or (ii) to Boeing's detailed design with Boeing's authorization, or (iii) in whole or in part using Boeing Proprietary Information.

      C. "Boeing-Use Tooling" means certain gauge and interface Tooling (not including Boeing master gauges) manufactured by Seller in accordance with designs provided by Boeing, to be used exclusively by Boeing.

      D. "Common-Use Tooling" means all Contractor-Use Tooling that enters into a Boeing facility or Boeing designated destination and that is required for use by Boeing and Seller, and, if applicable, a third party.

      E. "Contract Change Notice" or "CCN" means any written notice sent by Boeing to Seller describing any Change to the general scope of this SBP pursuant to SBP Section 6.0 and authorizing Seller to proceed with the performance of work hereunder in accordance with such Change description.

      F. "Contractor-Use Tooling" (also known as "Seller -Use Tooling") means all Tooling needed to manufacture and deliver Products (including but not limited to, Supplier-Use Tools, Common-Use Tools, Mechanical Handling Equipment, Rotating Tools, Shipping Equipment, Interface Control Tools and Interface Production Tools as defined in Boeing Document D33200-1.)

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

      G. "Cycle Time" means the period of time that elapses between the dates the Program executes a Customer implementation directive for a Program Airplane and delivery of such Program Airplane to such Customer.

      H. "Dataset" means any compilation of data or information (including, without limitation, numerical data, geometric definitions, program instructions or coded information) which may be used directly in, integrated with or applied to, a computer program for further processing. A Dataset may be a composite of two or more other Datasets or an extract of a larger Dataset.

      I. "Derivative" means any model airplane that either (1) can be FAA certificated by an amendment to an existing Type Certificate through addition of a new minor model, or by a Supplemental Type Certificate; and bears the same major model designation as an airplane currently being manufactured (e.g. 737, 747, 767, 777) by
            Boeing: or (2) includes all of the following conditions: (a) has the same number of engines as the existing model airplane; (b) utilizes essentially the same aerodynamic and propulsion design, major assembly components, and systems as the existing model airplane; (c) achieves other payload/range combinations by changes in body length, engine thrust, or variations in certified gross weight; (d) has the same body cross-section as the subject model aircraft; and (e) uses substantially the same technology, design, materials, specifications, and manufacturing processes as existing Program Airplane. Derivative does not mean Boeing Integrated Defense Systems
            (IDS) Products or any BCA aircraft delivered to Boeing IDS except as currently provided in Attachment 4. A Derivative does not include any subject model airplane, which has been or was currently in production as of the date of execution of this SBP, or any new airplane program receiving a new major model designation and which requires a new Type Certificate. J. "Drawing" means an electronic or manual depiction of graphics or technical information representing a Product or any part thereof and which includes the parts list and specifications relating thereto.

      K. "Effective Date" means the date on which both parties fully execute this SBP.

      L. "End Item Assembly" means any Product which is described by a single part number and which is comprised of more than one component part.

      M. "Engineering Release" means engineering Drawings, Datasets or other Documents, that define the design requirements of any Product.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
\

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

      N. "Existing Tooling" means all accountable Tooling relating to this SBP in the possession of Boeing on the date hereof, "Existing Boeing-Use Tooling", "Existing Common-Use Tooling" and "Existing Contractor-Use Tooling" means respectively "Boeing-Use Tooling", "Common-Use Tooling" and "Contractor-Use Tooling" that are not New Tooling.

      O. "Life Cycle Product Team" or "LCPT", "Integrated Product Team" or "IPT" or "Design Build Team" or "DBT" means a team composed of representatives from engineering, operations, procurement, finance, design-to-cost and other disciplines as Boeing and Seller shall specify whose objective is to optimize designs for cost, weight, performance and producibility.

      P. "Manufacturing Work Package" or "Work Package" means manufacturing effort that Seller will provide under this SBP.

      Q. "Miscellaneous Work" is Seller performed work or services that includes, but is not limited to provision of additional test articles, New Boeing-Use Tooling, test support, field support and Boeing-used supplier facilities.

      R. "New Tooling" means all Tooling other than Existing Tooling. "New Boeing-Use Tooling", "New Common-Use Tooling", or "New Contractor-Use Tooling", respectively, means Boeing-Use Tooling, Common-Use Tooling, or Contractor-Use Tooling, respectively, that is not Existing Tooling.

      S. "Nonrecurring Work" is Seller performed work other than Recurring Work or Spares and Miscellaneous Work, which may include, but is not limited to Product Definition, product development, Tooling, static and fatigue test articles, Transportation Devices and planning.

      T. ."Obsolescence" means the discontinuation of the requirement for any Product as a result of engineering or manufacturing change, which has rendered such Product no longer usable in the production of the Program Airplane or any Derivative.

      U. ."Person" means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity

      V. "Price" means the amount to be paid by Boeing to Seller for any Product in accordance with the terms of this SBP.

      W. "Products" In addition to the definition in the GTA, "Products" has the meaning of Product Definition.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

      X. "Product Definition" means the engineering design deliverables (layouts, interface drawings, stress notes, etc.) required to design, build, test, certify, deliver and support Orders.

      Y. "Production Articles" means those completed assemblies defined and configured, including SCD Products, as set forth in SBP Attachment 1 and 2 "Production Article Definition and Contract Change Notices" for the Program Airplane and any Derivative, and not including Products or Production Articles used for modification or retrofit of previously delivered Program Airplanes, except as provided in SBP
            Section 4.3.1. Purchases of Parts or Production Articles for modifications or retrofits, other than those described in Section 4.3.1, shall be governed by SBP number SBP-6-5118-AEC-016.

      Z. "Program" means the design, development, marketing, manufacture, sales and customer support of Program Airplanes, Derivatives and Products.

      AA. "Program Airplane" means a Boeing commercial transport aircraft having a model designation of 737, 747, 767 or 777 for which Seller shall provide Product Definition and Production Articles pursuant to this SBP.

      BB. "Purchased on Assembly" (POA) - means any detail component needed to replace a component on an End Item Assembly currently in Boeing's assembly line process.

      CC. "Recurring Shipset Price" or "Recurring Price" means the Price for the Recurring Work associated with each Shipset and or part as identified in Attachment 1.

      DD. "Recurring Work" means work Seller performs in producing Product Definition and Production Articles. The cost of Recurring Work can include, but is not limited to design, tool maintenance, replacement, and storage, packaging, disposable shipping fixtures and maintenance of production planning.

      EE. "Replacement" means any model airplane that is not a Derivative airplane and substantially takes the place of a current model or models, or serves the same market segment or both.

      FF. "SCD Products" means all goods, including components and parts thereof, designed to a Boeing Specification Control Drawing by Seller or its subcontractors or suppliers, and provided or manufactured under this Contract.

      GG. "Shipset" means the total set of Production Articles provided by Seller hereunder necessary for production of one Program Airplane or Derivative.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

      HH. "Tooling" For purposes of this SBP, Tooling means all tooling, used in production or inspection of Products, either provided to Seller by Boeing or supplied by Seller whereby Boeing agrees to pay Seller for the manufacture of such tooling, including New Tooling and Existing Tooling.

2.0 CONTRACT FORMATION

2.1 ORDER

Any Order to which this SBP applies will include a statement incorporating this SBP by reference unless otherwise specifically agreed to in writing by the Parties.

Each such Order will be governed by and be deemed to include the provisions of this SBP.

2.2 ENTIRE AGREEMENT

The Order, this SBP, the GTA, the AA, and the EAA sets forth the entire agreement, and supersede any and all other prior agreements, understandings and communications between Boeing and Seller related to the subject matter of an Order. The rights and remedies afforded to Boeing or Customers pursuant to any provisions of an Order are in addition to any other rights and remedies afforded by any other provisions of the Order, the General Terms Agreement (GTA) or the SBP, by law or otherwise.

2.3 INCORPORATED BY REFERENCE

General Terms Agreement ("GTA") BCA-65530-0016 dated June 16, 2005 is incorporated in and made a part of this SBP by this reference.

Administrative Agreement ("AA") AA-65530-0010 dated June 16, 2005 is incorporated in and made a part of this SBP by this reference.

In addition to any other documents incorporated elsewhere in this SBP or GTA by reference, the Documents set forth in SBP Section 12.1 "Supporting Documentation" are incorporated in and made a part of this SBP by reference with full force and effect, as if set out in full text. It is the Seller's responsibility to comply with the latest revision of these documents as made available by Boeing.

2.4 WRITTEN AUTHORIZATION TO PROCEED

Boeing's Procurement Representative may give written or electronic authorization to Seller to commence performance before Boeing issues an Order as provided in the GTA.

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

3.0 SUBJECT MATTER OF SALE

3.1 SUBJECT MATTER OF SALE

Subject to the provisions of this SBP, Seller shall sell to Boeing and Boeing shall purchase from Seller certain Products as described in this SBP including, certain Production Articles and other recurring Products as described in SBP
Section 3.4 "Recurring Work", and other Miscellaneous Work as described in SBP
Section 3.5 "Product Support and Miscellaneous Work". In addition, Seller shall be responsible for providing engineering services and other Nonrecurring Work as described in SBP Section 3.3 "Nonrecurring Work"

3.2 PERIOD OF PERFORMANCE

The period of performance for this SBP shall include manufacturing and all other activities required to support delivery of Products from June 16, 2005 through life of Program Airplanes and Derivatives of those Program Airplanes.

3.3 NONRECURRING WORK

3.3.1 ENGINEERING SERVICES

3.3.1.1 ENGINEERING SERVICES
Seller is responsible for engineering activities as set forth in Attachment 4 "Additional Statement of Work". Seller responsibilities for the work packages defined in Attachment 1 include those items outlined in Attachment 4.

Design shall conform to the standards and requirements set forth in Attachment 4 "Additional Statement of Work" and Product Definition in schedules set forth in Attachment 13 and the applicable documents referred to in SBP Section 12.1 "Supporting Documentation".

3.3.2 PRODUCT DEVELOPMENT AND TEST

3.3.2.1 PRODUCT DEVELOPMENT AND TEST ACTIVITIES
Seller is responsible for all product development and test activities required to design, build, test, deliver, certify, and support Products as set forth in SBP Attachment 4 "Additional Statement of Work". Seller shall also prepare, and Boeing shall have the right to review, initial product development and test planning documentation as necessary to produce Product Definition, Production Articles in accordance with SBP Attachment 2 "Production Article Definition and Contract Change Notices" and Spare Parts in accordance with SBP Attachment 7.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

3.3.2.2 STATIC AND FATIGUE TEST ARTICLES

Seller will provide Boeing with Products and associated hardware as set forth in SBP Attachment 2 "Production Article Definition and Contract Change Notices" for static and fatigue tests, and as scheduled in SBP Attachment 14.

3.3.3 CERTIFICATION SUPPORT

Seller is responsible for all certification activities as set forth in SBP Attachment 4 "Additional Statement of Work" including the associated costs.

3.3.4 TOOLING

3.3.4.1 TOOLING - GENERAL

Boeing will retain ownership of all Existing Tooling and shall acquire ownership of all New Tooling upon passage of title thereto to Boeing in accordance with
Section 3.3.4.6 of this SBP, and for financial reporting purposes and income tax purposes the Parties shall treat all Tooling so owned by Boeing in a manner consistent with Boeing's ownership thereof. Subject only to Seller's right of use granted by Boeing hereunder and without diminishing the obligations of Seller hereunder; Boeing shall have and retain all rights, title and interest in all Tooling. Seller shall be entitled to use Tooling for the purposes of performing its obligations of this SBP and for Spares and MRO aftermarket according to the terms of the HMSGTA, any applicable SLA's and any other applicable SBP's.

All Tooling produced or used in performance of this SBP must conform to the provisions of Boeing Document D953W001, "General Operations Requirements Document for Suppliers External/Internal Suppliers/Program Partners," and D33200-1, "Boeing Suppliers' Tooling Document" or, subject to Boeing's review and approval not to be unreasonably withheld or delayed, its equivalent or replacement document.

3.3.4.2 CONTRACTOR USE-TOOLING (ALSO KNOWN AS SELLER-USE TOOLING)

As of the date hereof, Seller is responsible for providing all New Contractor-Use Tooling (as defined in "New Tooling") needed to manufacture and deliver Products as required in the performance of this SBP. Seller shall plan, design, manufacture or procure, and test all New Contractor-Use Tooling. Existing Contractor-Use Tooling (as defined in "Existing Tooling") and New Contractor-Use Tooling shall be in the configuration, quantity and quality required to produce (i) Production Articles in accordance with SBP Attachment 14 and (ii) other Boeing requirements for Products (including, without limitation, Spare Parts).

3.3.4.3 COMMON - USE TOOLING

Seller shall design, manufacture or procure, and test all New Common-Use Tooling including, without limitation, strongback handling fixtures, rotable

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                    pursuant to a request for confidential treatment filed
                    separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

shipping fixtures and handling fittings. The requirements for such items will be defined and identified by Boeing.

3.3.4.4 USE OF CASTING, FORGING AND EXTRUSION TOOLING

Boeing or its designees shall have and retain the right to use all Tooling for the production of castings, forgings and extrusions produced at Seller's direction for use under this SBP and such Tooling shall be used only in the performance of this SBP or any other SBP that Boeing may designate in writing. Such Tooling shall be retained for use in production of castings, forgings and extrusions for Boeing or as Boeing directs until Boeing gives written notice to Seller that a requirement for the use of such Tooling no longer exists. Subject to the terms of this SBP, Boeing hereby grants to Seller the right to use any Tooling during the term of this SBP for the production of castings, forgings or extrusions that will become part of any Product, in which Boeing has a right of use, ownership or other proprietary interest.

3.3.4.5 INITIAL PLANNING

Seller will perform all Tooling and production planning activities. Seller shall also prepare, and Boeing shall have the right to review, Tooling and production planning documentation as necessary to evaluate Seller's ability to produce Production Articles in accordance with SBP Attachment 2 "Production Article Definition and Contract Change Notices" SBP Attachment 4 "Additional Statement of Work" and Spare Parts.

3.3.4.6 TITLE TO TOOLING

Boeing shall retain title to all Existing Tooling. Title to all New Tooling shall pass from Seller or any of Seller's subcontractors to Boeing upon completion of the manufacture of such New Tooling by Seller or any of its subcontractors and after payment therefor by Boeing, in accordance with Section
5.2.1 or otherwise, and such title shall thereafter be retained by Boeing for all purposes. Seller shall ensure that any subcontract for the production of New Tooling provides for the passing of title to Boeing pursuant to the immediately preceding sentence.

3.3.4.7 USE AND DISPOSITION OF TOOLING

Seller shall use any and all Tooling only for the purpose of performing its obligations under this SBP, except as provided in SBP Section 3.3.4.1, and shall not sell, lease or otherwise dispose of any Tooling. Seller shall, on behalf of Boeing as the owner thereof obtain and maintain in effect insurance in respect of all Seller-Use Tooling and Common-Use Tooling (other than such Tooling, which is in the actual possession of Boeing,). Seller shall not create or be responsible for the creation by others, any lien, claim or right of any person or entity other than the rights of Boeing, in respect of any Tooling, under this SBP.

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

3.3.4.8 RESERVED

3.3.4.9 RESPONSIBLE PARTY

Seller shall absorb all costs associated with non-accountable tooling manufactured and/or purchased by Seller necessary for the manufacture and delivery of the Products including but not limited to rework, repair, replacement and maintenance of the tooling. Seller shall not use tools, which contain, convey, embody, or were made in accordance with or by reference to any Proprietary Information and Materials of Boeing, to manufacture parts for anyone other than Boeing without the prior written authorization of Boeing; provided, however, that Seller shall be entitled to use Tooling as provided in SBP Section 3.3.4.1.

When Boeing agrees to pay for Tooling to support the manufacture and delivery of applicable Product(s) identified herein, the amount shall be set forth in SBP Attachment 1. The costs of necessary repair and maintenance to the Tooling are included in such amount. Invoices received with incorrect, improperly prepared or incomplete certified tool lists will be returned for correction prior to payment. Invoices shall be dated concurrent with, or subsequent to, shipment of the Products. Boeing shall notify Seller of any action required for discrepant Tooling, other than Boeing-Use Tooling.

3.3.5 LIFE CYCLE PRODUCT TEAMS

Seller shall, in accordance with SBP Section 12.15 and as mutually agreed between the Parties locate at Boeing's facilities key personnel for Life Cycle Product Teams (LCPT's) as may be required.

3.3.6 WEIGHT STATUS REPORTING

Seller shall report to Boeing the actual weights of Products in accordance with the requirements of Document D6T-10898-1, "Weight Compliance Requirements/ Participant Contractors".

3.4 RECURRING WORK

3.4.1 PRODUCTION ARTICLES

Upon acceptance of the initial and subsequent Orders, Seller shall provide the Production Articles specified in SBP Attachment 1 "Statement of Work", Attachment 2 "Production Article Definition and Contract Change Notices" in accordance with the delivery schedules set forth in SBP Attachment 14 and/or the Order. All Production Articles will be designed, manufactured, certified, tested, delivered, and supported in accordance with the specifications and schedules set forth in this SBP.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

3.4.2 DELIVERY POINT AND SCHEDULE

Notwithstanding the provisions of GTA Section 4.1, deliveries of Production Articles shall be strictly in accordance with the quantities, the schedule and other requirements specified by Boeing. Notwithstanding the provisions of GTA
Section 4.1, all Products shall be delivered F.O.B. carrier's transport at Seller's plant.

3.4.2.1 ADDITIONAL EVENTS OF EXCUSABLE DELAY

In addition to those Excusable Delays described in GTA Section 14.0, in the event of a delay caused by Boeing affecting Sellers on time delivery, Boeing and Seller shall seek commercially practical solutions to assure Boeing maintains on-schedule delivery of the airplane to the airplane customer.

3.4.3 TRANSPORTATION ROUTING INSTRUCTIONS

Products shall be transported by the agent, carriers and routings specified by Boeing. Seller shall obtain the prior approval of Boeing, not to be unreasonably withheld or delayed, before shipping any Products on a route other than that specified by Boeing.

3.4.4 MANUFACTURING CONFIGURATION

The pricing set forth in SBP Attachment 1, as of the date hereof, is based on the latest definition or revisions of the statement of work, as of the date hereof, and is subject to change in accordance with this SBP.

3.4.5 SUSTAINING PRODUCT DEFINITION

Seller shall provide Product Definition and sustaining engineering in accordance with the documents set forth in Attachment 4 "Additional Statement of Work", Attachment 13 "Product Definition Schedule" and the applicable documents referred to in SBP Section 12.1 "Supporting Documentation".

3.4.6 TOOLING MAINTENANCE

Seller shall provide at no cost to Boeing on Boeing's behalf as the owner thereof, control, accountability, care, storage, maintenance, insurance and replacements of all Contractor-Use Tooling and Common-Use Tooling in the possession of Seller or its subcontractors in accordance with Document D33200, "Boeing Suppliers' Tooling Document" or, subject to Boeing review and approval, not to be unreasonably withheld or delayed, its equivalent or replacement, as required to support the manufacture, certification, support and delivery of Products; it being understood, however, that Boeing as the owner thereof bears the economic burden of depreciation and obsolescence of all Tooling.

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

3.4.7 MAINTENANCE OF PRODUCTION PLANNING

Seller will revise and maintain the production planning as required to support the production and certification of Production Articles and Spare Parts.

3.4.8 CERTIFICATION SUPPORT

Seller is responsible for all certification activities as set forth in SBP Attachment 4 "Additional Statement of Work" including the associated costs.

3.4.9 TYPE DESIGN AND TYPE CERTIFICATION DATA DEVELOPMENT AND PROTECTION

Seller is responsible for the development and maintenance of all type design and type certification data for which they have type design/certification responsibility and/or support type design/certification. Seller shall maintain such type design and type certificate data for the life of such type certificate. Boeing and Seller shall establish which type of data will be retained and the manner of storage which is acceptable through a records management agreement. Seller shall make available to Boeing upon request all compliance data that is maintained by Seller. Such records shall be made available within seventy-two (72) hours of Boeing's request.

Seller will immediately notify Boeing in writing when Seller becomes aware of or suspects any engineering discrepancies in Seller's processes or Products that Seller has delivered or will deliver under this SBP.

3.4.10 SELLER AUTHORIZED REPRESENTATIVE (AR) REQUIREMENTS AND OBLIGATIONS

Seller's AR as designated and approved by Boeing shall operate and act in accordance with Boeing Document DOA-300064-NM "Delegated Option Authorization Procedures Manual" or "BCA Delegated Compliance Organization Procedures Manual" as amended from time to time including but not limited to providing compliance findings to Boeing Delegated Compliance Organization. Said document is incorporated and made a part hereof by this reference.

3.5 PRODUCT SUPPORT AND MISCELLANEOUS WORK

3.5.1 MISCELLANEOUS WORK

Seller shall provide to Boeing Miscellaneous Work, including, without limitation New Boeing-Use Tooling, field support or other related program support items, as may be ordered by Boeing from time to time.

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

3.5.2 DELIVERY SCHEDULE OF OTHER PRODUCTS AND PERFORMANCE OF SERVICES

All deliveries of other Products and performance of services will be as set forth in any applicable Order, as set forth in SBP Section 3.4.2.

4.0 PRICING

4.1 RECURRING PRICE

The Price of Recurring Products is set forth in SBP Attachment 1 and includes the total price for all work under this SBP; subject to any applicable adjustment under SBP Section 7.0.

Prices shall be firm fixed priced through the eighth anniversary of the first day of the month in which both Parties fully execute this SBP as developed using Attachment 20 and listed in Attachment 1. For example, if the Parties fully execute this SBP on March 25, 2005 then the eighth anniversary of the first day of the month of that execution is March 1, 2013. In addition, Attachment 1 work package price(s) are subject to adjustment for abnormal escalation as provided in Attachment 22.

Twenty Four (24) months prior to the eighth anniversary of the first day of the month in which both Parties fully execute this SBP, Seller will propose pricing for the following ten (10) years or a period agreed upon by the Parties.

The Parties will negotiate pricing in good faith based on then-prevailing domestic market conditions for 41 sections (all programs), 737 fuselage, 737/777 struts & nacelles and then-prevailing global market conditions for all other Products.

4.1.1 INTERIM EXTENSION PRICING

If the Parties are unable to reach agreement on Pricing by the date which is six months prior to the end of the period for which Pricing has been fixed, then such matter shall be resolved pursuant to GTA Section 33.0. If any dispute on Pricing continues after the eighth anniversary of the first day of the month in which both Parties fully execute this SBP, then interim Pricing shall be established. Interim Pricing shall be the then current Base Price (as of the eighth anniversary referred to above) adjusted in accordance with SBP Attachment 20 and escalated annually using the indices outlined below. At such time as a resolution on Pricing has been achieved, an appropriate debit or credit will be made retroactive to the day after the eighth anniversary of the first day of the month in which both Parties fully execute this SBP. Using the example in section 4.1, the date would be March 2, 2013.

         A. Material - [*****]

         B. Labor - [*****]

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

Approximately forty-five days before the eighth anniversary of the first day of the month in which both Parties fully execute this SBP and on approximately the same date of each year thereafter until such time as a resolution on Pricing has been achieved, Boeing will use the above referenced indices to calculate the appropriate escalation factor based on actual index growth for the previous twelve (12) months using a composite of [*****] and [*****]. Then current Attachment 1 Pricing will be revised to include this escalation factor for deliveries in the following year.

4.2   RESERVED

4.3   PRICING OF REQUIREMENTS FOR MODIFICATION OR RETROFIT

4.3.1 BOEING RESPONSIBILITY OR REGULATORY REQUIREMENT

Any Products required by Boeing to support a modification or retrofit program, which results from a regulatory requirement or which Boeing may be liable for the cost associated with such program, shall be provided to Boeing at the applicable price as set forth in SBP Attachment 1.

4.3.2 RESERVED

4.4   EXPEDITE OF PRODUCTION REQUIREMENTS

Seller agrees to support Boeing's short flow requirements with its best effort.

4.5   PRICING FOR DERIVATIVES

Prices for Derivative(s) will be negotiated in good faith based on then-prevailing market conditions appropriate for each Product type. If the Parties are unable to reach agreement on Pricing then the Parties shall refer to GTA Section 33.0 "Disputes" for resolution.

4.6   POA PRICING

Seller shall expend best efforts to provide the earliest possible delivery of any spare designated as POA by Boeing. Such effort includes but is not limited to working twenty-four (24) hours a day, seven (7) days a week and use of premium transportation. Seller shall specify the delivery date of any such POA within two (2) hours of a POA request.

The price for POA requirements shall be the price for such Products listed in SBP Attachment 1 or the pro rata share of the appropriate Attachment 1 price represented by the POA multiplied by a factor [*****].

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

5.0   PAYMENT

5.1   INVOICING

5.1.1 INVOICING REQUIREMENTS

Seller shall submit separate invoices for items other than Pay from Receipt items (as defined in Section 5.1.5) for each applicable Order.

Materials purchased by Seller from Boeing shall be satisfied by Boeing issuing a debit against Seller's account as follows:

In the case of Boeing Provided Details (as defined in Attachment 16), debits will be issued by Boeing as provided in Attachment 20, section titled "Billing for BPD Parts not yet transferred from Boeing".

For all other materials, including materials purchased from Boeing's Accommodation Sales group, debits will be issued by Boeing on the (net) fifteenth (15th) day from the scheduled delivery date. If the debit amount exceeds the amount outstanding on the Seller's account, Boeing will notify Seller and Seller will pay such amount upon receipt of such notification.

5.1.2 INVOICING SHIPSET IDENTIFICATION

Seller shall indicate on each invoice the line number of each Shipset included therein, as applicable.

5.1.3 CUSTOMS INVOICING

All specific questions and concerns on customs invoicing may be addressed to the Boeing Traffic Organization.

5.1.4 MAILING INSTRUCTIONS

All mailed invoices shall be addressed to:

            Boeing Commercial Airplanes
            P.O. Box 34656
            Seattle, WA 98124-1656
            Attention: Payment Services

5.1.5 PAY FROM RECEIPT

An invoice shall not be required from Seller in the case of "Pay From Receipt" items. Pay From Receipt items shall include Products (except Tooling), Production Articles, Purchase On Assembly items (POA's) and such other items as Boeing may designate in writing (collectively, the "Pay From Receipt Items").

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

Each shipment shall contain an accurate and complete pack slip. In the case of Pay From Receipt items, the date of payment is calculated from the shipment date (the date items are received by carrier from Seller) as stated on such pack slip. If the Seller's pack slip does not state the actual shipment date, the date of payment is calculated from the date the items are received by Boeing at its manufacturing site.

5.2   RECURRING PAYMENT

Unless otherwise provided under written agreement between the Parties, payments shall be paid in immediately available funds net [*****] calendar days after the shipment date (the date items are received by the carrier from Seller). Except in the case of an Order requiring Pay-From Receipt, the date of payment is calculated from the later of (a) the date the items are delivered to Boeing at its manufacturing site, (b) the date of receipt of a correct and valid invoice or (c) the scheduled delivery date of such Product. Payment shall be done electronically as mutually agreed. Boeing agrees to promptly notify Seller if it receives an invoice Boeing believes to be incorrect.

All Payments are subject to adjustment for shortages, credits and rejections.

5.2.1 NON-RECURRING PAYMENT

Non Recurring Tooling payment shall be paid in immediately available funds net ten (10) calendar days after receipt by Boeing of both a correct and valid invoice and where required, a completed and approved certified tool list (CTL), (whichever is later).

Timing for non-recurring engineering, product development and test payments for Derivatives shall be tied to specific events as non-recurring effort progresses, which events shall not be limited to first shipset delivery and receipt by Boeing. Schedule of specific events to be mutually agreed upon for each engineering development effort (i.e. 25%, 50%, 90% engineering release).

Future Product Development Projects will be supported up to forty (40) hours (includes technical consultation and the development of ROM work statement and schedules as required) before Seller is eligible for compensation under the Technical Services Agreement (TSA) or this SBP.

Attachment 4 contains the Engineering Delegation requirements for sustaining products that are part of this SBP and included in the part pricing in Attachment 1. All costs associated with Seller Engineering responsibility are included within Attachment 1 pricing for sustaining programs and will not be subject to additional payment from Boeing.

To maintain, repair, sustain, and replace Boeing's Tooling and to provide certain capital property, plant, and equipment (excluding leasehold improvements and real property) required to support Seller's activities under this Agreement, Boeing

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

shall pay to Seller forty five million five hundred thousand dollars ($45,500,000) in 2007, an additional one hundred and sixteen million one hundred thousand dollars ($116,100,000) in 2008, and an additional one hundred and fifteen million four hundred thousand dollars ($115,400,000) in 2009 for such Tooling and property, plant, and equipment costs. Within each such year, the payments are to be made in equal quarterly installments within 15 days following each Invoice Date (as defined below) and shall not be affected by the amount of costs set forth in the written list of costs delivered to Boeing on such Invoice Date pursuant to the following paragraph.

By March 15, June 15, September 15, and December 15 (each an "Invoice Date") of each of 2007, 2008, and 2009, Seller will deliver to Boeing a written list of any Tooling and capital property, plant, and equipment (excluding leasehold improvements and real property) acquired after the Effective Date and prior to such Invoice Date (and not previously paid for by Boeing under this provision), and the costs thereof, the aggregate amount of which costs does not exceed the amount of the payment due within 15 days following such Invoice Date . Pursuant to the terms of Section 3.3.4.6, upon payment by Boeing, Boeing will acquire title to and ownership of the Tooling and property, plant and equipment described in such list free of liens, claims or rights of any third party.

In the event Boeing acquires title to and ownership of any property, plant and equipment from Seller pursuant to this Section 5.2.1, Seller shall continue to have the right to use such property, plant and equipment to the same extent it had such right prior to such acquisition by Boeing, without paying any additional consideration to Boeing, and the Parties shall undertake in good faith to enter into any documentation necessary to evidence such right. In addition, to the extent movable, any such property, plant and equipment acquired by Boeing shall remain at Seller's facility subject to the terms of the Agreement, including Boeing's rights under GTA sections 12.0 and 13.0 and SBP section 34.0, and Seller shall have the right to move any such movable property, plant and equipment in accordance with its use thereof and with the terms of the Agreement.

If Boeing acquires title to and ownership of any property, plant and equipment pursuant to this Section 5.2.1, then paragraphs (1) and (2) are also applicable.

      (1) Seller shall bear the risk of loss and shall provide at no cost to Boeing on Boeing's behalf as the owner thereof, control, accountability, care, storage, maintenance, and insurance for such property, plant and equipment to the same extent Seller generally provides such services with respect to property, plant and equipment owned by Seller; it being understood, however, that Boeing as the owner thereof bears the economic burden of any applicable depreciation and obsolescence for such property, plant and equipment;

      (2) Seller shall not create or be responsible for the creation by others, any lien, claim or right of any person or entity other than the rights of

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

Boeing, in respect of any property, plant and equipment, to which Boeing acquires title to and ownership of pursuant to this Section 5.2.1.

To the extent Seller did not incur Tooling or capital property, plant, and equipment (excluding leasehold improvements and real property) costs prior to any Invoice Date which were not previously paid for by Boeing under this provision, in an amount equivalent to the amount paid by Boeing within 15 days following such Invoice Date, the excess amount shall be allocated to other assets not owned by Boeing, in a manner to be mutually determined by Buyer and Seller at that time. For the avoidance of doubt, Boeing will acquire title to and ownership of the other assets to which the excess amounts are allocated free of liens, claims or rights of any third party, provided that such excess amounts allocated are equal to the book value of such other assets.

5.3   PAYMENT METHOD

All payments hereunder shall be made electronically to an account designated in writing by Seller.

5.4   PAYMENT ERRORS

If an error in payment (over payment or under payment) is discovered by Boeing or Seller, a written notification will be submitted to the other Party and resolution of the error will occur in a timely manner after discovery of such error.

6.0   CHANGES

Notwithstanding the provisions of GTA Section 10.1, at any time, Boeing may, by written direction to Seller, make changes within the general scope of this SBP in: (i) Statement of Work requirements and Documents, requirements for Product Definition, Drawings, designs, specifications, configurations, Datasets or any other Document; (ii) Tooling (including, without limitation, the quantities thereof), services or Spare Parts to be provided by Seller under this SBP; (iii) the method of shipping or packing; (iv) the place of delivery, inspection, or acceptance for all Products; (v) Program schedules, delivery rates and schedules for performance of services; including short flow requirements (vi) Products, the Program Airplane and Derivative models and Customer variables; (vii) Boeing Furnished Material and any Boeing furnished or provided property, (viii) the allocation of responsibility as between Seller and Boeing for production of any component of any Product or the provision of any Service such that it does not significantly reduce the content of Seller's Statement of Work for any given major end item or major sub assembly; (ix) the allocation of responsibility among Seller and third parties such that it does not significantly reduce the content of Seller's Statement of Work for any given major end item or major sub assembly ; (x) certification requirements; (xi) Miscellaneous Work requested to be performed not in then current Statement of Work (any of the foregoing a "Change"), (xii) description, time and place of Services to be performed. Seller shall immediately comply with

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

such written direction upon receipt, irrespective of any failure by the Parties to agree that such Change shall be subject to Price adjustment in accordance with SBP Section 7.0 "Change Provisions".

If Seller reasonably expects that any Document or any revision to any Document shall significantly affect Seller's performance of any work hereunder, Seller shall, without affecting its obligation to comply, in accordance with SBP
Section 12.1 "Supporting Documentation," with any such Document as revised, so notify Boeing in writing in accordance with the Administrative Agreement within twenty (20) days of Seller's receipt of such Document or revision. If Seller provides notification as required by this Section, then any such revision or any written direction pursuant to the immediately preceding paragraph that constitutes or results in a Change shall be subject to Section 7.0.

If Seller considers that Boeing's conduct constitutes a Change, Seller shall notify Boeing's Procurement Representative promptly in writing as to the nature of such conduct and its effect upon Seller's performance. In the absence of such notification, Seller shall not be entitled to equitable adjustment.

SBP Sections 6.0 and 7.0 apply in lieu of GTA Section 10.0.

7.0   CHANGE PROVISIONS

Notwithstanding the provisions of GTA Section 10.0, "Changes", no adjustment will be made to the Price of any Products for any Change orders as provided in GTA Section 10.0 or SBP Section 6.0, "Changes" issued through the period of performance of this SBP except as may be provided under SBP Sections 7.0 through 7.10.

SBP Sections 6.0 and 7.0 apply in lieu of GTA Section 10.0.

7.1   PRICE ADJUSTMENT FOR CHANGES

If any individual Change increases or decreases the cost or time required to perform this contract, Boeing and Seller shall negotiate in good faith an equitable adjustment in the price or schedule for recurring and non recurring work, or both, to reflect the increase or decrease subject to the following provisions: (i) Seller shall be responsible for absorbing the cost of Seller generated changes to meet requirements and specifications of the Program Statement of Work (PSOW) as described in this SBP and as existing prior to the Change; and (ii) Seller shall be responsible for absorbing the cost of changes required to correct Seller's deficiencies related to any delegated engineering part (statement of work) of Seller.

7.2   CHANGE PRICING CRITERIA

The following Change pricing thresholds will apply to all Changes:

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

Recurring Price:

An equitable adjustment (either debit or credit) shall be negotiated and incorporated into the applicable Attachment 1 recurring part Price if both of the following conditions are met:

      a. For Engineering Changes, the recurring price impact to the Attachment 1 part Price for each individual Change exceeds [*****] of the then current Price for that part or for Statement of Work allocation Changes, the recurring price impact to the Attachment 1 part Price for each individual Change exceeds [*****] of the then current Price for that part (see note 1 below), and

      b. The recurring price impact for each individual Change exceeds [*****] per year based on then current requirements forecasted for the following calendar year.

      Note 1: For Statement of Work allocation changes only there is an annual cumulative cap [*****]. The annual cumulative cap will begin January 1st of each year and end December 31st of each year. This cap will re-set to zero at the beginning of each year and only new Statement of Work allocation changes falling below the [*****] threshold will be applied against this cap. The value attributable to each change will be as negotiated by the Parties and Seller agrees to provide information to Boeing for these Change proposals consistent with the terms of this SBP for any and all assertions believed to contribute towards the [*****] cap.

Non-Recurring

An equitable adjustment will be made by Boeing to Seller for non-recurring if both of the following conditions are met:

      a. The non-recurring price impact for each individual Change exceeds [*****], and

      b. The non-recurring Change is associated with a new statement of work (not for current configuration of parts defined in Attachment 1 as of June 16, 2005.

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

7.3   RESERVED

7.4   RESERVED

7.5   SCHEDULE ACCELERATION/DECELERATION

Boeing may revise the delivery schedule and/or firing order without additional cost or change to the unit price stated in the applicable Order if (a) the delivery date of the Product under such Order is on or before the last date of contract, if applicable, and (b) Boeing provides Seller with written notice of such changes, provided however that Seller shall be entitled to payment for schedule accelerations made with less than the notification lead times for acceleration and deceleration identified in SBP Attachment 6. In case of shorter notification for acceleration, Product price for those Products shipped inside the notification period (less than [*****] notification) shall be equitably adjusted as agreed by the Parties. In case of shorter notification for deceleration, Product price will be adjusted by [*****] for those Products shipped inside the notification period (less than [*****] notification). Except as provided in this clause "Schedule Acceleration/Deceleration", there shall be no other price adjustment for schedule rate or firing order changes. The resulting payment amount shall be paid in accordance with SBP Section 5.0. Boeing shall notify Seller of accelerations, decelerations and refirings as soon as reasonably practical. Boeing and Seller further agree to work in good faith to decrease all lead times identified in SBP Attachment 6 in support of then current Boeing lead time objectives for each Airplane Program. Joint reviews of the program lead times will take place at least annually during the contract period to identify opportunities for reduction. Where the Parties mutually agree to reduce the lead times, SBP Attachment 6 will be updated and such update will not be considered a Change under SBP 6.0.

7.5.1 PRODUCTION RATES

This SBP contains no minimum production rates. The maximum production rates are as defined in Attachment 15 "Maximum Production Rates and Model Mix Constraint Matrix". Seller is responsible to support these rates at no additional cost to Boeing. Higher rates are subject to negotiation

7.6   TOTAL COST MANAGEMENT

Any cost reductions resulting from incorporation of joint Boeing and Seller cost reduction initiatives (TCMS) will result in a reduction in the Attachment 1 Prices in a mutually agreed manner that equitably preserves, or enhances if market conditions allow, the anticipated economics for both Boeing and Seller. The immediately preceding sentence does not apply to material initiatives referred to in Attachment 20.F.

                                     - 29 -
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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

Boeing and Seller confirm their intention for the Program Airplane to remain price and performance (including weight) competitive throughout the life of the Program by incorporating into the Program Airplane advances in design, configuration, materials, or manufacturing processes that will benefit the Parties and Boeing's customers.

If Boeing reasonably demonstrates, after consultation with Seller, that a proposed cost reduction initiative that would materially increase the competitiveness of the Program Airplane in the market place can be accomplished in a manner that would preserve the anticipated economics of the Program for both Boeing and Seller, Seller shall incorporate the subject cost reduction initiative in a timely manner after reasonable notice from Boeing and reduce the price in a mutually agreed manner that equitably preserves the anticipated economics of the Program for both Boeing and Seller.

7.6.1 BOEING GENERATED TECHNICAL AND COST IMPROVEMENT

At any time during the Seller's performance under this SBP, Boeing may offer specific recommendations to Seller for the incorporation of any new technologies and process improvements intended to reduce Seller's costs or improve product performance. These recommendations may include, but are not limited to, Boeing proprietary information and Boeing owned patents. Notwithstanding any other provision(s) elsewhere in this SBP, where a savings is achieved and documented as a result of the implementation of a recommendation initiated by Boeing and which Seller agrees to implement, the Parties will reduce the Price in a mutually agreed manner.

7.7   OBSOLESCENCE

No adjustment pursuant to Section 7.1 shall include any of Seller's costs for Obsolescence. Not withstanding the foregoing Seller shall be entitled to payment for any Obsolescence estimated to exceed the lesser of (i) ten thousand ($10,000) dollars and (ii) ten percent (10%) of the recurring Attachment 1 Price in accordance with GTA Section 12.3. Each Change shall, for purposes of determining Obsolescence costs, be considered separately. Changes, for purposes of determining Obsolescence costs, may not be combined for purposes of exceeding the percentage limit as described in this SBP Section 7.7. Seller may not defer implementation of Changes so as to avoid Obsolescence unless the priority of such Change permits such implementation.

7.8   RESERVED

7.9   PROPOSALS FOR PRICE ADJUSTMENT

Timeframe:

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

Changes Prior to 100% Engineering Release - No later than sixty (60) calendar days after 100% Engineering Release, Seller shall submit to Boeing a listing of all Changes which were received by Seller prior to 100% Engineering Release together with Seller's proposal for appropriate price adjustment.

Changes Subsequent to 100% Engineering Release - Seller must assert any claim to Boeing procurement Representative in writing within twenty-five (25) days and a not-to-exceed proposal to Boeing procurement Representative within sixty (60) calendar days after receipt of such direction. A fully supported proposal must be submitted within ninety (90) calendar days after receipt of such direction.

If Boeing does not receive any proposal within the ninety (90) day time period, no such adjustment shall be made to Nonrecurring and Recurring Shipset Prices.

Content:

Seller shall provide a detailed description of each Change, the technical impact on the Product's form, fit, and/or function, and any significant impact on manufacturing processes. Seller shall include with each proposal a complete estimate of the Change's impact on the Seller's cost per Product, including, but not limited to, the impact on labor hours, labor rates, processing costs, sub-tier supplier costs, overhead and raw material costs. Boeing must be able to substantiate and verify Seller's submittal. Any such price adjustment claim by Seller must be consistent with market driven prices for such Product.

Process:

The rates, factors and methodology set forth in SBP Attachment 5, shall be used to calculate the equitable adjustment, if any, to be paid by Boeing for each individual change for which Seller estimates a value that is less than [*****].

For each Change for which Seller estimates a value that is greater than [*****], the proposal shall contain the above mentioned Content and stand on its own merits.

Review of Price Adjustment Proposal

Boeing will review the Seller's provided submittal and Boeing may request from Seller additional reasonable data to allow Boeing to thoroughly review each submittal. Seller will provide Boeing additional data within thirty (30) days of Boeing's request for such additional data. Boeing will review any additional data submitted and inform Seller of any further requirements. Seller may request and Boeing will provide reasonable data to assist in the price adjustment process within thirty (30) days of Seller request. Until such time that new Pricing is negotiated, Seller will continue to be paid at the existing Attachment 1 Price.

                                     - 31 -
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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

7.10  APPORTIONMENT AND PAYMENT OF PRICE ADJUSTMENTS

7.10.1 RECURRING WORK PRICE ADJUSTMENT

The amount of the Recurring Price adjustment shall be equal to the value of the Change subject to SBP Sections 6 and 7 and shall be documented in SBP Attachment 1.

7.10.2 APPORTIONMENT AND PAYMENT

The then-current recurring billing Price shall be adjusted to reflect the Change beginning with the first Shipset, which incorporates such Change.

8.0   GOVERNING QUALITY ASSURANCE REQUIREMENTS

In addition to those general quality assurance requirements set forth in the GTA, the work performed under this SBP shall be in accordance with the requirements set forth in SBP Attachment 10.

9.0   STATUS REPORTS/REVIEWS

9.1   NOTIFICATION OF SHIPMENT

Seller shall notify the Boeing personnel identified in the "Administrative Agreement", as identified in SBP Section 17.0, by telephone, facsimile or other agreed means when any shipment has been made. Such notification will include (i) a list of the items and quantities of items shipped, (ii) the Shipset number with respect to any item shipped, (iii) the number and weight of containers shipped, (iv) the shipper or packing sheet number with respect to such shipment, and (v) the date of such shipment. Seller shall airmail, facsimile or send by other agreed means copies of shipping manifests for Common-Use Tools to Boeing. Such manifests shall identify Common-Use Tool codes and part numbers, unit numbers of Common-Use Tools and the airplane effectivity of the Production Article contained in such Common-Use Tools.

Seller shall notify Boeing as soon as possible via fax, telecon, or as otherwise agreed to by the Parties of each POA requirement shipment. Such notification shall include time and date shipped, quantity shipped, Order, pack slip, method of transportation and air bill if applicable. Seller shall also notify Boeing immediately upon the discovery of any delays in shipment of any requirement and identify the earliest revised shipment possible.

9.2   GENERAL REPORTS / REVIEWS

When requested by Boeing, Seller shall update and submit, as a minimum, monthly status reports or data requested by Boeing using a method mutually

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

agreed upon by Boeing and Seller. Boeing has the right to impose more frequent reporting on Seller to achieve program objectives, if necessary.

When requested by Boeing, Seller shall provide to Boeing a Product Definition and manufacturing milestone chart identifying the major engineering, purchasing, planning, Tooling and manufacturing operations for the applicable Product(s).

Program reviews will be held at Seller's facility or Boeing's facilities as requested by Boeing. The topics of these reviews may include Product Definition status, raw material and component part status, manufacturing status, production status, Seller's current and future capacity assessments, Boeing supplied components, inventory, Boeing's requirements, Changes, forecasts and other issues pertinent to Seller's performance under this SBP. Reviews will allow formal presentations and discussion of status reports as set forth above.

Formal management reviews shall be held periodically by Boeing and Seller to evaluate total cost performance. During these reviews, Seller shall present and provide actual cost performance data with respect to this SBP. Boeing and Seller will also use these reviews to discuss production forecast information useful for Seller's planning purposes.

All information normally provided under Section 8.0 of the "Administrative Agreement", as identified in SBP Section 17.0, shall be provided by Seller.

9.3   COST PERFORMANCE VISIBILITY

Management reviews will be held by Boeing and Seller that will include total cost performance and schedule performance. These reviews will be held on a regularly scheduled basis.

9.4   PROBLEM REPORTS

In the event of any anticipated or actual delay, including but not limited to delays attributed to labor disputes, that could impact Seller's ability to deliver Product Definition or Products on time and otherwise in conformance with the terms of the Order, Seller shall promptly provide a detailed report, notifying Boeing Procurement Representative of program problems/issues. The report shall contain a detailed description of the problem, impact on the program or affected tasks, and corrective/remedial action, with a recovery schedule. Seller also promptly shall require each of its subcontractors supporting the Order to provide such notification to Seller concerning any such problems/issues of any subcontracted good or service to Seller. Submittal of a report in no way relieves Seller of any obligations under the Order nor does it constitute a waiver of any rights and remedies Boeing may have with respect to any default, except as provided under GTA Section 14.0.

Problem reports shall be promptly submitted to the Boeing Procurement Representative within twenty-four (24) hours of a problem becoming known to Seller. Status reports shall include, but are not limited to, the following topics:

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

      A.    Product Definition maturity, schedule and performance updates.

      B. Delivery schedule updates, written recovery schedules, schedule impact issues and corrective action;

      C. Technical/manufacturing progress since the previous report period, including significant accomplishments, breakthroughs, problems and solutions;

      D.    Identification of changes to key manpower or staffing levels;

      E. Identification of the critical events/activities expected within the next month and a discussion of potential risk factors;

      F.    Progress on open action items, including closure dates;

      G.    Purchased components and raw material status;

      H.    Identification of quality issues and resolutions;

      I.    Manufacturing and quality inspection progress of first article
            Products;

      J. Status on New Tooling design and fabrication, as applicable, until completion;

      K. Inventory status of castings and forgings procured by Seller (if applicable).

This SBP Section 9.4 applies in lieu of the 2nd sentence of GTA Section 4.1.

9.5   NOTICE OF DELAY - PREMIUM EFFORT

Where Seller has notified Boeing of a Program problem pursuant to SBP Section 9.4, Boeing may, at its sole discretion, direct Seller to use additional effort, including premium effort, and shall ship via air or other expedited routing in order to avoid or minimize delay to the maximum extent possible. In the absence of delays caused by Boeing or its designees that have an impact on Seller's delivery schedule, all additional costs resulting from such premium effort and/or premium transportation shall be paid by Seller. Additional costs include, but are not limited to all costs and expenses incurred by Boeing as a result of production line disruption attributable to Seller's delayed delivery. These requirements will not apply to Seller during the course of an Excusable Delay, as defined in GTA Section 14.0; however, at the conclusion of the Excusable Delay Seller will be responsible for all provisions of this Section 9.5. Boeing's rights under this SBP Section 9.5 are not exclusive, and any other rights provided in this contract, in law or equity are reserved.

This SBP Section 9.5 applies in lieu of the 3rd sentence of GTA Section 4.1.

                                     - 34 -
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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

9.6   DIVERSITY REPORTING FORMAT

Seller shall use reasonable efforts to report to Boeing on a quarterly basis, starting from the date of this SBP award, all payments to small businesses, small disadvantaged business/minority business enterprises, women-owned small business and historically black colleges and universities and minority institutions in dollars and as a percentage of the contract price paid to Seller to date, proving the information shown on the Second Tier Report located in SBP Attachment 11.

9.7   PLANNING SCHEDULE

From time to time and at least quarterly, Boeing will provide information to facilitate Seller production forecasting. Any such planning schedule, forecast, or quantity estimate provided by Boeing shall be used solely for informational purposes and shall not be binding on either party.

10.0  BOEING ASSISTANCE

10.1  BOEING TECHNICAL / MANUFACTURING ASSISTANCE REGARDING SELLER'S
NONPERFORMANCE

Seller shall reimburse Boeing for all reasonable Boeing costs expended in providing Seller and/or Seller's subcontractor's technical or manufacturing assistance in resolving Seller nonperformance issues. Such reimbursement may be offset against any pending Seller invoice, regardless of Boeing model or program; provided, that Boeing shall not be entitled to set off any such obligation, sum or amount against any invoices for payments, in the totality of $277 million, pursuant to Section 5.2.1 of this SBP. Boeing's rights under this clause are in addition to those available to Boeing for Seller's nonperformance issues, including those where a demand for an Assurance of Performance may be made under GTA Section 17.0.

10.2  OTHER BOEING ASSISTANCE

In the event either Party believes that Seller requires Boeing technical (including engineering), manufacturing or training assistance for any activity within Seller's area of responsibility under this SBP, Seller and Boeing shall negotiate the scope and price for such Boeing assistance.

11.0  REPAIR AUTHORIZATION

11.1  BOEING-PERFORMED WORK

In the event that any Product is rejected by Boeing pursuant to GTA Section 8.3, Seller hereby grants to Boeing the right, without prior authorization from Seller, to repair or rework such Product, or to have such Product repaired or reworked by a

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

third party. Such repair or rework by Boeing or such third party shall be deemed not to be inconsistent with Seller's ownership of such Product.

All reasonable costs and expenses of Boeing relating to such repair or rework shall be paid by Seller. Such costs and expenses shall be an amount equal to Boeing's reasonable estimated rework hours multiplied by Boeing's then-current rate for labor and materials or the amount charged Boeing by any third party for performing such repair or rework. Disruption costs and expenses shall be an amount equal to the portion of resultant planned installation time allocated for reasonable out-of-sequence work multiplied by Boeing's then-current rate for labor. These provisions shall also apply to incomplete work shipped to Boeing for completion (traveled work).

11.2  REIMBURSEMENT FOR REPAIRS

Pursuant to this SBP Section 11.2, Boeing will either: 1) advise Seller quarterly, commencing on June 16, 2005, of costs and expenses incurred in the previous quarter for repair of Products; or 2) notify Seller, through Boeing's automated systems, of costs and expenses incurred for each individual repair. Seller shall notify Boeing within sixty (60) days after receipt of such advice of any significant errors detected by Seller in Boeing's estimate of costs and expenses. Boeing and Seller shall promptly resolve such errors. Seller's failure to so notify Boeing shall be deemed to be an acceptance of Boeing's estimate of costs and expenses. The same process shall apply where Seller is repairing products for Boeing. Boeing shall be entitled to either (a) set off the amount of such costs and expenses against any amounts payable to Seller hereunder or
(b) invoice Seller for the amount of such costs and expenses, and Seller shall pay the invoiced amount promptly upon receipt of a valid and correct invoice.

12.0  OTHER REQUIREMENTS

12.1  SUPPORTING DOCUMENTATION

12.1.1 SUPPORTING DOCUMENTATION AND PRIORITY

All Documents (as hereinafter defined) are by this reference incorporated herein and made a part of this SBP. For purposes of this SBP, "Document" means all specifications, Drawings, Datasets, documents, publications and other similar materials, whether in a tangible or intangible form, as the same shall be revised from time to time, which relate to the design, manufacture, test, certification, delivery, support and sale of Products or the provision of services to Boeing pursuant to this SBP, including, but not limited to, the documents listed below, and any other documents specifically referred to in this SBP or in such other documents, but shall not include any SBP (including the attachments hereto or thereto), the GTA, the AA, the EAA, or any Order. Reference in any Document to "Contractor" or "Seller" or "Supplier" shall mean Seller for the purposes of this SBP. In the event of any inconsistency between the terms and conditions of this

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                    Confidential portions of this exhibit have been omitted
                    pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

SBP (not including any Documents) and the terms and conditions of any Document, the terms and conditions of the SBP shall control. In the event any provisions of any Document or Documents conflict among themselves, Boeing will, on its own initiative or at the request of Seller, resolve such conflict (subject to the other provisions of this SBP and the GTA), revise such Document or Documents accordingly, and so notify Seller. In resolving any such conflicts, this SBP shall be read as a whole and in a manner most likely to accomplish its purposes.

12.1.2 REVISION OF DOCUMENTS

Subject to the terms of this SBP Section 12.1, Boeing may at any time revise any Document prepared by Boeing and Boeing shall provide Seller with revisions to Documents prepared by Boeing. No such revision shall be effective with respect to Seller unless and until such revision is available to Seller.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

12.1.3 COMPLIANCE

Seller shall promptly comply with the provisions of all Documents referenced in this SBP, the GTA and any Order, including any revisions Boeing may make thereto provided that no such revision shall be effective with respect to Seller unless and until such revision is available to Seller.

List of Certain Documents:

Item        No.                        Title
----        ---                        -----
 A.         D1-4426                    Boeing Approved Process Sources

 B.         D6-82479                   Boeing Quality Management System Requirements for Suppliers

 C.         D37200                     Skin Quality Acceptance Standards for Clad Aluminum Raw Material

 D.         D6-9002                    Appearance Control of Clad Aluminum Exterior Skins

 E.         D953W001                   General Operations Requirements Document For Suppliers - External/internal Suppliers/Program
                                       Partners

 F.         D962W101                   Supplier Change Management - Major Structures Program Partners

 G.         D33200-1                   Boeing Suppliers' Tooling Document

 H.         D6-17781                   Material and Performance Evaluation of Designated Parts

 I.         D6-1276                    Control of materials and processes for designated parts and components of Boeing products

 J.         D6T10898-1                 Weight Compliance Requirement/Participant Contractors

 K.         ATA 300                    Specification for Packaging of Airline Supplies

 L.         D37520-1, -1A, -1B         Supplier's Part Protection Guides

 M.         D6-51991                   Quality Assurance Standard Reflecting Digital Product Definition for Boeing Suppliers Using
                                       CAD/CAM

 N.         D6-81628                   Shipping Label, Barcoded Preparation and Placement

 O.         D6-83315                   Product Support and Assurance Document (PSAD)

 P.         D6-56199                   Hardware and software compatibility requirements for suppliers use of BCAG CATIA native datasets as sole authority for design, manufacturing and inspection

 Q          D6-83267-201               BCA Engineering System and Process Transition and Cutover Plan to Support the Divestiture of
                                       the Wichita/Tulsa Division

12.2  RESERVED

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

12.3  ACCOUNTABILITY FOR TOOLING

Seller shall control and account for all Tooling in accordance with the provisions of Boeing Document D33200, "Boeing Suppliers' Tooling Document" or, subject to Boeing review and approval (not to be unreasonably withheld or delayed), its equivalent or replacement. This requirement shall apply to Boeing-Use Tooling until delivery thereof to Boeing and to Contractor-Use Tooling and Common-Use Tooling at all times prior to the removal thereof by Boeing or delivery to Boeing or Boeing's designee pursuant to GTA Section 12.0, GTA Section 13.0 or SBP Section 33.0. All Existing Tooling shall remain identified with its identification tag containing the Boeing Lifetime Serial Number of such Tooling. Seller shall identify all New Tooling and any reworked or re-identified Tooling with an identification tag containing the Boeing Lifetime Serial Number of each such Tool. Boeing Lifetime Serial Numbers may be provided to Seller by Boeing.

12.4  CERTIFIED TOOL LISTS

Seller shall prepare a list or lists ("Certified Tool List") in accordance with the D33200, "Boeing Suppliers' Tooling Document" or, subject to Boeing review and approval (not to be unreasonably withheld or delayed), its equivalent or replacement, and such other information as Boeing shall request. Seller shall prepare a separate Certified Tool List for (i) Contractor-Use Tools, (ii) Common-Use Tools, (iii) Casting/Extrusion Tools, (iv) each county in Kansas in which any such Tool is located, (v) each state in which any such Tool is located and (vi) each state in which any such Tool is first utilized. Seller shall promptly submit each initial Certified Tool List to Boeing. Seller shall subsequently submit from time to time as specified by Boeing new Certified Tool Lists to supplement the information contained in the initial Certified Tool Lists.

12.5  BOEING FURNISHED TOOLING

With respect to Existing Tooling and New Tooling, and in the event Boeing furnishes Tooling to Seller, Seller shall conform to the standards and requirements of Document D33200-1. Boeing shall notify Seller of any action required for discrepant Tooling.

12.6  PACKAGING AND SHIPPING

In lieu of the provisions of GTA Section 7.0, the following SBP Sections shall address all packaging and shipping matters.

12.6.1 PACKAGING

The prices shown in SBP Attachment 1 include all packaging costs. Seller shall package Product in accordance with the applicable requirements set forth in the Order.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

12.6.2 PRODUCT PACKAGING

Except as expressly provided otherwise herein, all Products shall be prepared (cleaned, preserved, etc.) and packed for shipment in a manner reasonably acceptable to Boeing pursuant to Document D37520-1, -1A, & -1B, "Supplier's Part Protection Guide," to (i) comply with carrier regulations and (ii) prevent damage or deterioration during handling, shipment and outdoor storage at destination for up to ninety (90) days. Packaging design shall be suitable for, and consistent with, the requirements and limitations of the transportation mode specified by Boeing. Boeing specifically reserves the right, at Boeing's discretion; to direct air shipment or other expedited shipping methods from the delivery point specified in SBP Section 3.2.1 and Seller shall maintain a capability (where reasonably practicable) for meeting this requirement. Seller shall submit two (2) copies of its proposed preparation procedure and packaging design to Boeing for approval (not to be unreasonably withheld or delayed) prior to the first Product delivery, and shall prepare and package each Product in accordance with the procedure and design approved by Boeing. Notwithstanding any Boeing approval of Seller's packaging design, Seller shall be solely liable for the manufacture of such packaging. Any package (or unitized group of packages) weighing in excess of forty (40) pounds or otherwise not suited to manual handling shall be provided with skids to permit use of mechanical handling equipment.

Product packaging shall be in accordance with document D6-81628, "Shipping Label, Barcoded Preparation and Placement", which is incorporated herein by reference.

12.6.3 DISPOSABLE SHIPPING FIXTURES

Seller shall design, manufacture or procure, and test disposable shipping fixtures, as requested by Boeing, to support Orders. The requirements for such items will be defined and identified by Boeing. The design of any disposable shipping fixture shall be approved by Boeing (not to be unreasonably withheld or delayed) and conform to the standards and requirements of the applicable documents referred to in SBP Section 2.3.

12.6.4 PACKING SHEET AND TEST REPORTS

The No. 1 shipping container in each shipment shall contain one (1) copy in English of (i) a packing sheet listing the contents of the entire shipment in accordance with Boeing's written instructions and (ii) any test reports required by the specifications applicable to the Products being shipped.

For Non-United States shipments, prior to exportation of any Product, one (1) copy of the required customs invoice shall be enclosed in a waterproof envelope or wrapper, clearly marked "Customs Invoice," securely attached to the outside of the No. 1 shipping container of each shipment. Each customs invoice shall contain all of the information specified in SBP Section 27.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

12.6.5 ADDITIONAL COPIES

Additional copies of packing sheets, test reports shall be furnished to Boeing in accordance with Boeing's written instructions.

12.6.6 PRICE INCLUSIVE

Unless otherwise specified in this SBP, the Prices for Products stated in this SBP include the cost with respect to such Products of preparation, packaging, crating, shipping fixtures and containers, container marking, furnishing of packing sheets and test reports, in accordance with this SBP.

12.7  CYCLE TIME REQUIREMENTS

Boeing and Seller acknowledge that Boeing is committed to reduce Cycle Time. Seller agrees to support Boeing in its commitment and to work with Boeing to develop mutually acceptable actions to support Cycle Time requirements as specified by Boeing to support the Program Airplane. Upon Boeing's request Seller shall submit to Boeing a written plan describing how Seller would comply with the Cycle Time schedules, as specified by Boeing.

12.8  COMPATIBILITY WITH ENGINEERING BUSINESS AND PRODUCTION SYSTEMS

Seller shall implement and maintain systems as required to ensure: i) compatibility with Boeing systems; and ii) Seller's performance under this SBP, including, but not limited to, business, manufacturing and engineering systems.

12.9  ELECTRONIC ACCESS AND EXCHANGE OF DIGITAL PRODUCT DEFINITION

12.9.1 EXCHANGE OF DIGITAL PRODUCT DEFINITION BETWEEN BOEING AND SELLER

Seller's approval to receive and use computerized data shall be in accordance with documents D6-51991 "Quality Assurance Standards Reflecting Digital Product Definition for Boeing Suppliers using CAD/CAM", D6-56199 "Hardware and Software Compatibility Requirements for Suppliers Use of BCAG CATIA Native Datasets as Authority for Design, Manufacturing and Inspection", and D6-81491, "Authority and Usage of CATIA Native, CATIA IGES and PDM STEP Datasets."

12.9.2 SYSTEMS/SOFTWARE COMPATIBILITY BETWEEN BOEING AND SELLER

After Seller is qualified to use the data exchange methods in accordance with Boeing Document D6-51991, "Quality Assurance Standards Reflecting Digital Product Definition for Boeing Suppliers Using CAD/CAM," Seller shall maintain compatibility with Boeing's systems in accordance with D6-55199 "Hardware and Software Compatibility Requirements for Suppliers Use of BCAG CATIA Native

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

Datasets as authority for Design, Manufacturing and Inspection." Boeing shall provide timely notification to Contractor of revisions to Boeing's systems.

12.9.3 ELECTRONIC ACCESS, COMMUNICATIONS AND DATA EXCHANGE VIA
       TELECOMMUNICATIONS

Any electronic communications and data exchange via telecommunications between the Parties shall be pursuant to an electronic access agreement executed concurrently with this SBP. Provided, that any amendments to the SBP, GTA, AA or EAA shall be communicated in writing and not solely by electronic communication.

Any electronic access to Boeing by Seller or Seller by Boeing shall be pursuant to an electronic access or similar agreement.

12.10 PROGRAM MANAGER

Seller will assign a full-time program manager whose exclusive responsibility will be to oversee and manage Seller's performance hereunder. The assignment of such program manager will be subject to Boeing's prior approval of such person's resume, such approval not to be unreasonably withheld or delayed.

12.11 SUBCONTRACTING

During the term of this SBP, Seller agrees to work with Boeing to identify and implement opportunities to introduce into its sub-contract base substantial changes in manufacturing procedures, manufacturing technology, process specifications, and alternate sourcing to lower cost subcontractors. Seller and Boeing shall periodically review the implementation of these opportunities and evaluate the sharing of cost savings in accordance with SBP Section 7.6.

In addition to the provisions of GTA Section 28.1, for subcontracts in excess of [*****] in value, subcontracting activities are subject to Boeing review and approval. Boeing approval is not to be unreasonably withheld or delayed.

This SBP Section 12.11 shall apply in lieu of the first sentence of the 2nd paragraph of GTA Section 28.0.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

12.11.1 SUBCONTRACTORS AND SUPPLIERS

Notwithstanding anything to the contrary set forth in this SBP or the GTA, Seller shall not be in breach of this Agreement with respect to breaches solely attributable to subcontractors or suppliers and where (i) such breach relates to an obligation of Seller with respect to a subcontractor or supplier party to an agreement originally between Boeing and such subcontractor or supplier (an "Assigned Agreement"), (ii) such breach is solely attributable to an Assigned Agreement that prohibits or does not allow, Seller to require such supplier or subcontractor to comply with such obligation and (iii) Seller has used commercially reasonable efforts to persuade such subcontractor or supplier to comply with such obligation. Provided, however, that: (i) Seller will promptly notify Boeing whenever its management becomes aware that an Assigned Agreement prohibits or does not allow Seller to require a supplier or subcontractor to comply with such an obligation; (ii) Seller will use commercially reasonable efforts to obtain the agreement of such supplier or subcontractor to comply with the obligations of Seller to Boeing with respect to subcontractors or suppliers, or both, including reasonable payments therefor. Provided, that this clause shall not apply (i) with respect to obligations that are mandated by law or regulation or safety of flight considerations, and (ii) after two (2) years from the date of this SBP.

12.12 INTERNATIONAL COOPERATION

12.12.1 MARKET ACCESS AND SALES SUPPORT

Seller agrees to work with Boeing to develop a lean global supply stream through application of shared strategies and tactics which support market access, and international business strategy. Boeing and Seller agree to work together to identify countries where Seller may subcontract and manage associated supply chain in support of Boeing's market access and international business strategy. With respect to work covered by this SBP, and if directed by Boeing, Seller shall use commercially reasonable efforts to procure from subcontractors and manage associated supply chain, in countries selected by Boeing, goods and services having a value of not more than twenty-five-percent (25%) of the total Shipset Price of all undelivered Shipsets as of the date of such notice. Such direction shall be at Boeing's sole option and may occur at any time during the performance of this SBP; provided that Seller shall not be required to breach any then existing subcontract. Seller may satisfy such requirement through purchases either related or not related to this SBP. Seller shall document on SBP Attachment 12 all offers to contract and executed contracts with such subcontractors including the dollars contracted. Seller shall provide to Boeing with an updated copy of SBP Attachment 12 for the six-month periods ending June 30 and December 31 of each year. If Seller is directed by Boeing to subcontract any part of its Work Packages and Seller anticipates an increase to the Price of the Order as a result of such direction, Seller shall notify Boeing in

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

writing within thirty (30) days of such direction. If there is a cost or schedule impact, Boeing shall respond within thirty (30) days on whether Seller is to proceed. In such cases if Boeing directs Seller to proceed and there is a resulting increase to the Price of the Order, then the Parties will mutually agree to an equitable adjustment in Price.

12.12.2 OFFSET ASSISTANCE

Seller shall use commercially reasonable efforts to cooperate with Boeing in the fulfillment of any non-United States offset program obligation that Boeing may have accepted as a condition of the sale of a Boeing product. In the event that Seller is either directed by Boeing pursuant to Section 12.12.1, or on its own solicits bids and/or proposals for, or procures or offers to procure any goods or services relating to the work covered by this SBP from any source outside of the United States, Boeing shall be entitled, to the exclusion of all others, to all industrial benefits and other "offset" credits which may result from such solicitations, procurements or offers to procure. Seller shall take any commercially reasonable actions that may be required on its part to assure that Boeing receives such credits. Seller shall document on SBP Attachment 12 all offers to contract and executed contracts with such subcontractors including the dollars contracted. Seller shall provide to Boeing an updated copy of SBP Attachment 12 for the six-month periods ending June 30 and December 31 of each year. The reports shall be submitted on the next 1st of August and the 1st of February respectively. If Seller is directed by Boeing to subcontract any part of its Product(s) to a country in which Boeing has an offset obligation, and Seller anticipates an increase to the Price of the Product(s) as a result of such direction, Seller shall notify Boeing in writing within thirty (30) days of such direction. If there is a cost or schedule impact, Boeing shall respond within thirty (30) days on whether Seller is to proceed. In such cases if Boeing directs Seller to proceed and there is a resulting increase to the Price of the Product(s), then the Parties will mutually agree to an equitable adjustment in Price. Attachment 12, Section 2 lists obligations in place at contract signing.

This SBP Section 12.12.2 applies in lieu of GTA Section 36.0.

12.13 SUPPLY CHAIN INTEGRATION

12.13.1 SUPPLIER BANKED MATERIAL (SBM) OR BOEING PROVIDED DETAILS (BPD)

Material, including but not limited to raw material, standards, detail components and assemblies, furnished to Seller by Boeing ("Boeing Furnished Material") shall be administered in accordance with a Bonded Stores Agreement..

Boeing Provided Details (including raw material, standards, detail components and assemblies) to Seller's statement of work are listed in Attachment 16 with their associated purchase price and will be updated by Boeing periodically to reflect Boeing current Price.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

Seller shall provide Boeing with required on-dock dates for all such material and BPD. Seller's notice shall provide Boeing with sufficient time to acquire the material. If any parts will be supplied by Boeing then they will be identified in Attachment 16.

12.13.2 BOEING RAW MATERIAL STRATEGY

During the term of this SBP, Seller shall procure from Boeing (or its designated service provider who will act on behalf of Boeing) all raw material of the commodity type specified on the SBP Attachment entitled "Commodity Listing and Terms of Sale" (SBP Attachment 21) necessary to support any Order issued pursuant to this SBP. From time to time, Boeing may amend the SBP Attachment entitled "Commodity Listing and Terms of Sale" by adding or deleting commodity types. Any such amendment, or revisions to the raw material pricing, shall be subject to adjustment under SBP Section 7.0, provided that Seller shall take no action to terminate its existing supply agreements when such termination would result in an assertion for an adjustment until the Seller has received approval from Boeing. The provision of any raw material by Boeing to Seller shall be according to Boeing's standard terms of sale, the text of which is included in the SBP Attachment entitled "Commodity Listing and Terms of Sale". Boeing shall advise Seller of any designated service provider to be used at the time the Order is issued. Upon request by Boeing, Seller must provide to Boeing documentation (e.g., packing slips, invoices) showing Seller's full compliance with the obligations under this SBP Section. If requested by Boeing or its designated service provider, Seller will provide an annual forecast of demand for the applicable commodity. If Seller reasonably believes that Boeing or its designated service provider cannot support Seller requirements to fulfill an Order issued pursuant to this SBP, then Seller shall have the right to procure raw materials from other sources and shall notify Boeing prior to such procurement. The provisions of this Section 12.13.2 will only apply to that portion of Seller contracts that support Boeing Statement of Work.

12.13.3 THIRD PARTY PRICING

Boeing may at any time identify products within Seller's Products, for which Boeing has established a contract that Seller may purchase directly from Boeing's subcontractor under the terms of Boeing's subcontract ("Third Party Price Contract"). Pricing for products under a Third Party Price Contract is only available for products listed in this SBP. Seller is free to negotiate and enter into contracts at lower prices or on better terms, with this subcontractor or another company. Seller to notify Boeing of any cost reductions resulting from use of Third Party Price Contracts. Seller shall apply [*****] of the savings achieved through the use of these Boeing Third Party Price Contracts towards Price reductions on the applicable Boeing Products.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

12.13.4 OBLIGATION TO ACCEPT ASSIGNMENT OF CONTRACTS

If Boeing has a contract(s) with a third party supplier that is primarily related to Seller and the contract was not assigned to Seller as of the date of this SBP and Boeing later determines that it has residual requirements or obligations for goods or services that 1) Boeing had previously obtained from the third party supplier prior to such date; 2) are still used in the Products provided by Seller under the SBP; and 3) that Seller no longer obtains from the third party supplier, Boeing can require Seller to accept an assignment of the contract(s) up through the current term of each contract or contracts in order for Seller to satisfy the residual requirements obligations.

12.14 RESERVED

12.15 LIFE CYCLE PRODUCT TEAM

12.15.1 PURPOSE

In the event Boeing uses Life Cycle Product Teams LCPT (or similar teams), personnel located at Boeing's facilities in accordance with this SBP will conduct their respective activities concurrently in a team environment to assist Boeing in developing firm configuration and product development definition and meeting Program requirements which includes improving producibility, reliability and maintainability of the Program Airplane. Notwithstanding Seller's participation in the LCPT, Boeing shall have the right to make any and all determinations with respect to airplane performance and product strategy and the design of the Program Airplane and any Derivative.

12.15.1.1 QUALIFICATIONS

Boeing shall have the right to review the qualifications of all personnel proposed by Seller for assignment to the LCPT or similar teams. Seller shall forward professional resumes of such personnel to Boeing for review and approval not to be unreasonably withheld or delayed prior to assignment of such personnel.

12.15.2 WORK SCHEDULE

Except for sickness and other unavoidable absence, all personnel assigned to the LCPT by Seller pursuant to this SBP Section 12.15, shall be available during the customary work shift at the place designated by Boeing eight (8) working hours per day, Monday through Friday (except for identified Boeing holidays and such vacation periods as Boeing may reasonably permit) and shall work all overtime hours as Boeing may reasonably request.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

12.15.3 EQUIPMENT AND SUPPLIES

Boeing shall furnish certain office equipment (e.g. desks, telephones, network access) and office supplies to Seller's LCPT personnel. Boeing will not provide personal property (such as computing equipment, software or drafting equipment and calculators) necessary for the performance by Seller's LCPT personnel. Seller shall provide all computing equipment and software required to support its LCPT personnel while located at Boeing's facilities.

Boeing shall not be responsible for loss or damage to such personal property.

12.15.4 EMPLOYMENT STATUS

Seller's LCPT personnel shall at all times remain employees of Seller and not employees of Boeing. Seller shall be responsible for all wages, salaries and other amounts due Seller's LCPT personnel and shall be responsible for all reports, requirements and obligations respecting them under local, state or federal laws of the United States, or the laws of any foreign country, including but not limited to social security, income tax, unemployment compensation, workers' compensation and any other local, state or federal taxes of the United States or the taxes of any foreign country.

12.15.5 TEAM LEADER

Seller shall designate one of its LCPT personnel "Team Leader." Administrative matters between Boeing and Seller arising during the performance of this SBP shall be managed by the Team Leader.

12.15.6 DISCIPLINE

Discipline of Seller's LCPT personnel shall be Seller's responsibility. While on Boeing premises, Seller's LCPT personnel shall obey all Boeing rules. While on Seller premises, Boeing's LCPT personnel shall obey all Seller rules.

12.15.7 REMOVAL OF PERSONNEL

Upon receipt of a written request from Boeing for the replacement of any person assigned to the LCPT by Seller pursuant to this SBP Section 12.15, Seller shall remove such person from the LCPT. As soon thereafter as reasonably possible, Seller shall promptly furnish a satisfactory replacement or alternate arrangement.

12.16 INCREMENTAL RELEASE

Seller shall develop production plans and schedules for Production Articles based on SBP Attachment 14. These production plans and schedules will include plans for the incremental purchase of material and the fabrication and assembly of specific numbers of Production Articles in accordance with pre-determined lead times ("Incremental Release Schedules"). Incremental Release

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

Schedules for each Production Article shall be submitted to Boeing as part of Seller's proposal, and, after review and concurrence by Boeing, shall be incorporated into SBP Attachment 19. Any revision to any Incremental Release Schedule shall be reviewed by Boeing and, subject to Boeing's concurrence with such revision; SBP Attachment 19 shall be revised accordingly. Seller shall purchase material, standards and purchased parts and authorize fabrication and assembly of Production Articles in accordance with Incremental Release Schedules.

Seller proposed and Boeing approved costs associated with Incremental Release Schedules will be addressed pursuant to GTA Sections 12.3, 15.0, 16.0 and 25.2, provided the procedural requirements of those GTA sections are met.

12.17 PARTICIPATION

12.17.1 OTHER BOEING ENTITIES

Seller agrees that any Boeing division or Boeing subsidiary ("Boeing Entity") not specifically included in this SBP may, by issuing a purchase order, work order, or other release document, place orders under this SBP during the term hereof or any written extension thereof, under the terms, conditions and pricing specified by this SBP. Seller agrees that the prices set forth herein may be disclosed by Boeing on a confidential basis to Boeing entities wishing to invoke this SBP Section 17.1. Seller shall notify the Boeing Procurement Representative named in SBP Section 9.0 of Boeing Entities not specifically referenced herein who frequently use this SBP.

12.17.2 RESERVED

12.17.3 RESERVED

12.17.4 NOTIFICATION OF CONTRACT

In the event a purchaser known by Seller to be a Boeing Entity places an order for supplies or services covered by this SBP but fails to reference this SBP or otherwise seek the prices established by this SBP, Seller shall notify such purchaser of the existence of this SBP and the prices established hereunder and shall offer such prices to such purchaser.

12.18 Reserved

13.0  ORDER OF PRECEDENCE

In the event of a conflict or inconsistency between any of the terms of the following documents, the following order of precedence shall control:

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

      A. These Special Business Provisions ("SBP") including attachments (excluding all documents listed below, then

      B. General Terms Agreement ("GTA") (excluding all documents listed elsewhere on this listing), then

      C.    Purchase contract, if any, then

      D. Order (excluding all documents listed elsewhere on this listing), then

      E. D6-83323, Engineering Delegation Levels and Responsibility, Accountability and Authority (RAA) Descriptions for Specific Components on 737, 767, 747 and 777 Aircraft

      F. D6- 83267-2, BCA Engineering Requirements for Mid-Western Aircraft Systems, Incorporated -- Divestiture of the Wichita/Tulsa Division

      G. Engineering Drawing by Part Number and, if applicable Supplier Specification Plan (SSP) then

      H. All documents incorporated by reference in SBP Section 12.1 "Supporting Documentation", List of Certain Documents, and 16.0, Product Support and Assurance, of this SBP, then

      I.    Electronic Access Agreement, then

      J.    Administrative Agreement, if any, then

      K. Any other Boeing generated exhibits, attachments, forms, flysheets, codes or documents that the Parties agree shall be part of this SBP, then lastly

      L. Any Seller generated documents that the Parties agree shall be part of this SBP.

In resolving any such conflicts or inconsistencies, these documents shall be read as a whole and in a manner most likely to accomplish their purposes.

Either party shall promptly report to the other party in writing any inconsistencies in these documents, even if the inconsistency is resolvable using the above rules.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

14.0  RESERVED

15.0  APPLICABLE LAW

This contract shall be governed by the laws of the State of Washington No consideration shall be given to Washington's conflict of law rules. This contract excludes the application of the 1980 United Nations Convention on Contracts for the International Sale of Goods. Boeing and Seller hereby irrevocably consent to and submit themselves exclusively to the jurisdiction of the applicable courts of King County, Washington and the federal courts of Washington State for the purpose of any suit, action or other judicial proceeding arising out of or connected with any Order or the performance or subject matter thereof. Boeing and Seller hereby waive and agree not to assert by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that (a) Boeing and Seller are not personally subject to the jurisdiction of the above-named courts, (b) the suit, action or proceeding is brought in an inconvenient forum or (c) the venue of the suit, action or proceeding is improper.

16.0  PRODUCT SUPPORT AND ASSURANCE

16.1  WARRANTY

Seller acknowledges that Boeing and Customers must be able to rely on each Product performing as specified and that Seller will provide all required support pursuant to the PSAD. Accordingly, the following provisions, including documents, if any, set forth below are incorporated herein and made a part hereof:

16.1.1 PRODUCT SUPPORT AND ASSURANCE DOCUMENT (PSAD) D6-83315

Boeing may choose initially not to extend the Seller's full warranty of Product to Customers. This action shall in no way relieve Seller of any obligation set forth in the warranty documents listed above. Boeing, at its sole discretion, may extend Seller's full warranty of Product to its Customers at any time. Furthermore, Seller agrees to support the Product as long as any aircraft using or supported by the Product remains in service.

17.0  ADMINISTRATIVE MATTERS

17.1  ADMINISTRATIVE AUTHORITY

For all matters requiring the approval or consent of either Party, such approval or consent shall be requested in writing and is not effective until given in writing by a person authorized to do so in the Administrative Agreement. With respect to Boeing, authority to grant approval or consent is limited to Boeing's Procurement Representative as provided in the Administrative Agreement.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

17.2  ADMINISTRATIVE AGREEMENT

An Administrative Agreement is used for administrative matters not specifically addressed elsewhere and sets forth certain obligations of the Parties relating to the administration of the SBP, GTA and each Order. The Administrative Agreement is identified and incorporated in SBP Section 12.1 "Supporting Documentation".

18.0  OBLIGATION TO PURCHASE AND SELL

Boeing and Seller agree that in consideration of the prices set forth in Attachment 1, Seller shall sell and deliver to Boeing and Boeing shall purchase from Seller all of Boeing's requirements for Products as set forth in SBP
Section 3.0 and corresponding Products as required for Derivatives which shall be added to Attachment 1 during the period of performance for this SBP. Such Products shall be shipped at any scheduled rate of delivery in accordance with the terms of delivery as determined by Boeing, and Seller shall sell to Boeing and Boeing shall purchase exclusively from Seller Boeing's requirements of such Products during the term of this SBP, provided that, without limitation on Boeing's right to determine its requirements, Boeing shall not be obligated to issue an Order for any given Product and shall be relieved of its exclusivity obligations for that Product to the extent that Boeing has the right to cancel as provided in GTA Section 13.2.A.

18.1  REPLACEMENTS

This Agreement contains no obligation for either Party relating to Replacement Aircraft.

19.0  STRATEGIC ALIGNMENT / SUBCONTRACTING

With the exclusion of major end items as set forth in Attachment 1, Boeing may assign this SBP or any Order, in whole or in part, to a third party who is under an obligation to supply Boeing with components, kits, assemblies or systems that require the Seller's Product; Provided that such assignment shall not relieve Boeing of its obligations under this SBP or any Order. Seller may subcontract its obligations hereunder to a third party, subject to the terms of this SBP and provided that such subcontracting shall not relieve Seller of its obligations under this SBP or any Order.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

20.0  OWNERSHIP OF INTELLECTUAL PROPERTY

20.1  TECHNICAL WORK PRODUCT

All technical work product, including to the extent protectible by ownership rights, but not limited to, ideas, information, data, documents, drawings, software, software documentation, software tools, designs, specifications, and processes produced by or for Seller, either alone or with others, in the course of or as a result of any work performed by or for Seller pursuant to this SBP will be the exclusive property of Boeing and be delivered to Boeing promptly upon request.

20.2  INVENTIONS AND PATENTS

20.2.1 Subject to the provisions of paragraph 20.2.3, all inventions conceived by or for Seller on or after the effective date of this SBP, either alone or with others, in the course of or as a result of any work performed by or for Seller pursuant to this SBP shall be owned by Seller, and any patents claiming such inventions (both domestic and foreign), will be the exclusive property of Seller. Nothing in this paragraph 20.2.1 shall abridge or modify Boeing's rights under 35 USC secs. 102 or 103 to inventions independently developed by or for Boeing on or after the effective date of this SBP.

20.2.2 Seller shall (i) use commercially reasonable efforts to promptly disclose to Boeing in written detail all inventions disclosed to Seller which were conceived prior to the effective date of this SBP ("Boeing Inventions") and (ii) shall, at Boeing's sole cost and expense, execute all papers, cooperate with Boeing, and perform all acts, reasonably requested by Boeing to assist Boeing in connection with the filing, prosecution, maintenance, or assignment of patents and patent applications claiming such Boeing Inventions.

20.2.3 Notwithstanding anything to the contrary in this SBP, all inventions conceived, developed, or first reduced to practice by or for Seller, either alone or with others, in the course of or as a result of any work performed by or for Seller, pursuant to this SBP ("SBP Inventions") that Boeing reasonably believes are applicable to, developed for, incorporated in or to be incorporated in the 787 ("SBP 787 Inventions"), and any patents claiming such inventions (both domestic and foreign) will, subject to paragraph 20.2.3 (b) below, be the exclusive property of Boeing. Seller will promptly disclose all SBP Inventions to Boeing in written detail. Boeing shall have 90 days in which to inform Seller in writing whether Boeing reasonably believes such SBP Inventions are SBP 787 Inventions, and further, which SBP 787 Inventions Boeing wishes to pursue patent protection on the SBP 787 Inventions.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

      (a) In the event Boeing elects to pursue patent protection on the SBP 787 Inventions, Boeing shall bear the entire cost and expense and Seller shall execute all papers, cooperate with Boeing and perform all acts, reasonably requested by Boeing to assist Boeing in connection with the filing, prosecution, maintenance, or assignment of related patents or patent applications on behalf of Boeing.

      (b) In the event Boeing elects not to pursue patent protection on the SBP 787 Inventions, Seller shall have a period of 12 calendar months, commencing upon receipt of Boeing's notice to not pursue patent protection, in which to file a formal patent application under 35 USC sec. 111(a) or a formal application under the Patent Cooperation Treaty or, subject to the following sentence, a provisional patent application under 35 USC secs. 111(b) or 119(e) or other similar provisional filing permitted by other sovereigns. The filing of a provisional patent application or other similar provisional filing shall not qualify as the filing of a formal patent application for purposes of this subsection (b) unless Seller files a formal patent application within twelve (12) months after the filing of the provisional patent application In any event, Seller shall, prior to the date on which any such provisional patent application would be published, either abandon or file a formal patent application with respect to any provisional patent application. Seller shall bear the entire cost and expense of filing, prosecuting and maintaining any patents and patent applications so filed.

      (c) In the event Seller fails to file a formal patent application or abandons a patent application in the manner described in sub paragraph (b) above and Boeing has also elected not to pursue patent protection on said SBP 787 Inventions as described in subparagraph
            (a) above, the subject matter of said SBP 787 Inventions shall be held as a trade secret and shall be the sole and exclusive property of Boeing.

20.3  WORKS OF AUTHORSHIP AND COPYRIGHTS

All works of authorship (including, but not limited to, documents, drawings, software, software documentation, software tools, photographs, video tapes, sound recordings and images) created by or for Seller, either alone or with others, in the course of or as a result of any work performed by or for Seller pursuant to this SBP, together with all copyrights subsisting therein, will be the sole property of Boeing. To the extent permitted under United States copyright law, all such works will be works made for hire, with the copyrights therein vesting in Boeing. The copyrights in all other such works, including all of the exclusive rights therein, will be promptly transferred and formally assigned free of charge to Boeing.

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

20.4  PRE-EXISTING INVENTIONS AND WORKS OF AUTHORSHIP

Seller grants to Boeing, with the right of Boeing to sublicense the same to Boeing's subcontractors, suppliers, and customers in connection with Products or work being performed for Boeing, an irrevocable, nonexclusive, paid-up, worldwide license under any patents, copyrights, industrial designs and mask works (whether domestic or foreign) owned or controlled by Seller at any time and existing prior to or during the term of this SBP, but only to the extent that such patents or copyrights would otherwise interfere with Boeing's or Boeing's subcontractors', suppliers', or customers' use or enjoyment of Products or the work product, inventions, or works of authorship belonging to Boeing under this SBP.

21.0  SOFTWARE PROPRIETARY INFORMATION RIGHTS

Seller hereby grants to Boeing a perpetual, nonexclusive, paid-up, worldwide license to reproduce, distribute copies of, perform publicly, display publicly, and make Seller intended derivative works from software included in or provided with or for Products (Software) and related information and materials (Software Documentation) as reasonably required by Boeing in connection with (1) the testing, certification, use, sale, or support of a Product, or the manufacture, testing, certification, use, sale, or support of any aircraft including and/or utilizing a Product, or (2) the design or acquisition of hardware or software intended to interface with Software. The license granted to Boeing under this SBP Section 21.0, also includes the right to grant sublicenses to Customers as reasonably required in connection with Customers' operation, maintenance, overhaul, and modification of any aircraft including and/or utilizing Software. All copies and Seller intended derivative works made pursuant to the foregoing license or any sublicense to a Customer will automatically become, subject to the foregoing license, the property of Boeing or Customer, and Boeing agrees to preserve Seller's copyright notice thereon to the extent that such a notice was included with the original Software and/or Software Documentation. Seller acknowledges that Boeing is the owner of all tangible copies of Software and Software Documentation provided to or made by Boeing or Customers pursuant to this SBP, and Seller hereby authorizes Boeing and Customers to dispose of, and to authorize the disposal of, the possession of any and all such copies by rental, lease, or lending, or by any other act or practice in the nature of rental, lease, or lending.

22.0  INFRINGEMENT

Each Party will indemnify, defend, and hold harmless the other Party from all claims, suits, actions, awards (including, but not limited to, awards based on intentional infringement of patents known at the time of such infringement, exceeding actual damages, and/or including attorneys' fees and/or costs), liabilities, damages, costs and attorneys' fees related to the actual or alleged infringement of any United States or foreign intellectual property right (including, but not limited to, any right in a patent, copyright, industrial design or

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

semiconductor mask work, or based on misappropriation or wrongful use of information or documents) and arising out of the use of the indemnifying Party's Proprietary Information and Materials in connection with the manufacture, sale or use of Products by the other Party or by Boeing's Customers. Each Party will duly notify the other Party of any such claim, suit or action in respect of which the notifying Party may be obligated to provide indemnification under this SBP Section 22.0; and the indemnifying Party will, at its own expense, fully defend such claim, suit or action on behalf of the indemnified Party and, if applicable, Boeing's Customers. Neither Party shall have any obligation under this SBP Section 22.0 with regard to any infringement arising from: (i) such Party's compliance with formal specifications issued by the other Party where infringement could not be avoided in complying with such specifications or (ii) use or sale of Products in combination with other items when such infringement would not have occurred from the use or sale of those Products solely for the purpose for which they were designed or sold by such Party. For purposes of this SBP Section 22.0 only, the term "Customer" shall not include the United States government; and the term "Party" shall include Boeing or Seller, as applicable, its subsidiaries and all officers, agents and employees of Boeing or Seller, as applicable, or any of its subsidiaries.

23.0  DIGITIZATION OF PROPRIETARY INFORMATION AND MATERIALS

Seller grants to Boeing a license under Seller's copyrights for the purpose of converting Seller's Proprietary Information and Materials to a digital format ("Digital Materials") and making such Digital Materials available to its employees for company internal use through a computer data base system solely in connection with the use of the Products as permitted by Boeing's license rights in the underlying Seller Proprietary Information and Materials. Except as otherwise specifically agreed to in writing by the Parties, said license set forth hereunder shall survive termination or cancellation of this SBP relative to Digital Materials included in Boeing's computer data base system prior to receipt of such notice of termination or cancellation.

24.0  CONFIGURATION CONTROL

Seller agrees not to make any change in materials or design details which would affect the Product or any component part thereof except as may be provided for in SBP Attachment 4 without prior written approval, not to be unreasonably withheld or delayed, of Boeing. If such approval is granted, all part numbers and the originals of all drawings and data shall be revised accordingly. Seller will use commercially reasonable efforts to place the above requirement in all its subcontracts for supplier identified purchased equipment which it enters into after the date hereof, whether such equipment is supplied to Seller as an end item or as a component part of an end item.

25.0  RESERVED

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

26.0  ON-SITE SUPPORT

26.1  INDEMNIFICATION NEGLIGENCE OF SELLER OR SUBCONTRACTOR

Seller shall indemnify and hold harmless Boeing , its subsidiaries, and their directors, officers, employees, and agents from and against all actions, causes of action, liabilities, claims, suits, judgments, liens, awards, and damages, of any kind and nature whatsoever for property damage, personal injury, or death (including without limitation injury to or death of employees of Seller or any subcontractor thereof) and expenses, costs of litigation and counsel fees related thereto or arising out of or in any way related to this Agreement t, the performance thereof by Seller or any subcontractor thereof , including without limitation the provision of services, personnel, facilities, equipment, support, supervision, or review which occurs while Seller's employees are on premises owned or controlled by Boeing. The foregoing indemnity shall apply only to the extent of the negligence of Seller, any subcontractor thereof, or their respective employees. In no event shall Seller's obligations hereunder be limited to the extent of any insurance available to or provided by the Seller or any subcontractor thereof. Seller expressly waives any immunity under industrial insurance, whether arising out of statute or source, to the extent of the indemnity set forth in this paragraph.

Boeing shall indemnify and hold harmless Seller, its subsidiaries, and their directors, officers, employees, and agents from and against all actions, causes of action, liabilities, claims, suits, judgments, liens, awards, and damages, of any kind and nature whatsoever for property damage, personal injury, or death (including without limitation injury to or death of employees of Boeing or any subcontractor thereof) and expenses, costs of litigation and counsel fees related thereto or arising out of or in any way related to this Agreement , the performance thereof by Boeing or any subcontractor thereof , including without limitation the provision of services, personnel, facilities, equipment, support, supervision, or review which occurs while Boeing's employees are on premises owned or controlled by Seller. The foregoing indemnity shall apply only to the extent of the negligence of Boeing, any subcontractor thereof, or their respective employees. In no event shall Boeing's obligations hereunder be limited to the extent of any insurance available to or provided by Boeing or any subcontractor thereof. Boeing expressly waives any immunity under industrial insurance, whether arising out of statute or source, to the extent of the indemnity set forth in this paragraph.

This SBP Section 26.1 applies in lieu of GTA Section 5.3.

26.2  COMMERCIAL GENERAL LIABILITY

If Seller or any subcontractor thereof will be performing work on Boeing premises, Seller shall carry and maintain, and ensure that all subcontractors or suppliers thereof carry and maintain, throughout the period when work is performed and until final acceptance by Boeing, Commercial General Liability

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

insurance with available limits of not less than One Million Dollars ($l,000,000) per occurrence for bodily injury and property damage combined.

26.3  AUTOMOBILE LIABILITY

If licensed vehicles will be used in connection with the performance of the work, Seller shall carry and maintain, and ensure that any subcontractor thereof who uses a licensed vehicle in connection with the performance of the work carries and maintains, throughout the period when work is performed and until final acceptance by Boeing, Business Automobile Liability insurance covering all vehicles, whether owned, hired, rented, borrowed, or otherwise, with available limits of not less than One Million Dollars ($1,000,000) per occurrence combined single limit for bodily injury and property damage.

26.4  WORKERS' COMPENSATION

Throughout the period when work is performed and until final acceptance by Boeing, Seller shall, and ensure that any subcontractor thereof shall, cover or maintain insurance in accordance with the applicable laws relating to Workers' Compensation with respect to all of their respective employees working on or about Boeing premises. If Boeing is required by any applicable law to pay any Workers' Compensation premiums with respect to an employee of Seller or any subcontractor, Seller shall reimburse Boeing for such payment. Notwithstanding such insurance requirement above, in this SBP section 26.4 Seller shall be allowed to self insure; in compliance with applicable state law.

26.5  CERTIFICATES OF INSURANCE

Prior to commencement of the work Seller shall provide for Boeing review and approval, not to be unreasonable withheld or delayed. Certificates of Insurance reflecting full compliance with the requirements set forth in SBP Section 26.2 "Commercial General Liability", SBP Section 26.3 "Automobile Liability" and, SBP
Section 26.3 "Workers' Compensation". Such certificates shall be kept current and in compliance throughout the period when work is being performed and until final acceptance by Boeing, and shall provide for thirty (30) days advance written notice to Boeing in the event of cancellation. Failure of Seller or any subcontractor thereof to furnish Certificates of Insurance, or to procure and maintain the insurance required herein or failure of Boeing to request such certificates, endorsements or other proof of coverage shall not constitute a waiver of the respective Seller's or subcontractor's obligations hereunder.

26.6  SELF-ASSUMPTION

Any self-insured retention, deductibles, and exclusions in coverage in the policies required under this Section 26.0 shall be assumed by, for the account of, and at the sole risk of Seller or the subcontractor, which provides the insurance, and to the extent applicable shall be paid by such Seller or subcontractor. In no event

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

shall the liability of Seller or any subcontractor thereof be limited to the extent of any of the minimum limits of insurance required herein.

26.7  PROTECTION OF PROPERTY

Seller assumes, and shall ensure that all subcontractors or suppliers thereof and their respective employees assume, the risk of loss or destruction of or damage to any property of such Parties whether owned, hired, rented, borrowed, or otherwise. Seller waives, and shall ensure that any subcontractor thereof and their respective employees waive, all rights of recovery against Boeing, its subsidiaries, and their respective directors, officers, employees, and agents for any such loss or destruction of or damage to any property of Seller, any subcontractor, or their respective employees, other than for any such loss, destruction or damage resulting from the negligence or willful misconduct of Boeing, any of its subsidiaries, or any of their respective directors, officers, employees or agents..

At all times Seller shall, and ensure that any subcontractor thereof shall, use suitable precautions to prevent damage to Boeing property. If any such property is damaged by the fault, negligence, or willful misconduct of Seller or any subcontractor thereof, Seller shall, at no cost to Boeing, promptly and equitably reimburse Boeing for such damage or repair or otherwise make good such property to Boeing's satisfaction. If Seller fails to do so, Boeing may do so and recover from Seller the cost thereof.

26.8  COMPLIANCE WITH BOEING SITE REQUIREMENTS

In the event the Seller or Seller's Subcontractor(s) performs any aspect of an applicable GTA, SBP or Order on property owned, operated, leased, or controlled by Boeing (hereinafter "On-Site Work"), Seller agrees to comply with Boeing's environmental, safety and health requirements. These are the same provisions with which Boeing employees must comply. In the event Boeing or Boeing's subcontractor(s) performs any aspect of an applicable GTA, SBP or Order on property owned, operated, leased, or controlled by Seller, Boeing agrees to comply with Seller's environmental, safety and health requirements. These are the same provisions with which Seller's employees must comply.

27.0  RESERVED

28.0  DELIVERY - TITLE AND RISK OF LOSS

28.1  TITLE AND RISK OF LOSS

Without diminishing the obligations of Seller under this SBP, title to and risk of any loss of, or damage to, all Products (except for Tooling) shall pass from Seller to Boeing upon delivery as set forth in SBP Section 3.4.2 (Delivery Point and Schedule), except for loss or damage to the extent resulting from Seller's fault, negligence, willful misconduct or failure to comply with the material terms of this

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

SBP. Passing of title on delivery shall not constitute final acceptance of such Products by Boeing.

Notwithstanding the provisions of this SBP Section 28.1, and without diminishing Seller's obligations under this SBP, risk of any loss of, or damage to, all Existing Tooling and New Tooling (except for Common-Use Tooling) shall pass from Seller to Boeing upon delivery as set forth in Section 3.4.2 (Delivery Point and Schedule), except for loss or damage to the extent resulting from Seller's fault or negligence or failure to comply with the terms of this SBP.

29.0  RESERVED

30.0  CUSTOMER CONTACT

Boeing is responsible for all contact with Customers regarding the Program, Program Airplanes and Derivatives and any other Boeing model aircraft programs. Seller shall not make any contact with actual or potential Customers on the subject of the Program, Program Airplanes or Derivatives without Boeing's prior written consent, not to be unreasonable withheld or delayed; and Seller shall respond to any inquiry from actual or potential Customers regarding the Program, Program Airplanes or Derivatives by requesting that the inquiry be directed to Boeing. Seller shall, concurrently with such response, advise Boeing of such inquiry.

31.0  RESERVED

31.1  INTEREST ON OVERDUE AMOUNTS

If Seller or Boeing shall fail to pay when and as due any amount payable hereunder, such amount shall bear interest, payable on demand, at the per annum rate announced by Citibank, New York, New York, as its prime rate on the last working day of the month in which such amount becomes due.

32.0  SURVIVAL

Without limiting any other survival provision contained herein and notwithstanding any other provision of this SBP or the GTA to the contrary, the representations, covenants, agreements and obligations of the Parties set forth in GTA Section 12.3 "Seller's Claim", GTA Section 16.0 "Termination or Wrongful Cancellation", GTA Section 18.0 "Responsibility for Property", GTA Section 20.0 "Proprietary Information and Items", GTA Section 24.0 "Boeing's Rights in Seller's Patents, Copyrights, Trade Secrets and Tooling", GTA Section 29.0 "Non-Waiver/Partial Invalidity", GTA Section 38.0 "Applicable Law", GTA Section
39.0 "Order of Precedence", this SBP Section 32.0 "Survival", SBP Sections 3.5 "Product Support and Miscellaneous Work", SBP Section 13.0 "Order of Precedence", SBP Section 15.0 "Applicable Law", SBP Section 16.0 "Product Support and Assurance", SBP Section 20.0 "Intellectual Property", SBP Section

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

22.0 "Infringement", and SBP Section 26.0 "Insurance for On-Site Support" (if applicable), shall survive any cancellation, termination or expiration of this SBP, any assignment of this SBP or any payment and performance of any or all of the other obligations of the Parties hereunder. Termination or cancellation of any part of this SBP shall not alter or affect any part of this SBP which has not been terminated or cancelled.

33.0  INVENTORY AT CONTRACT COMPLETION

Subsequent to Seller's last delivery of Product(s), which contain, convey, embody or were manufactured in accordance with or by reference to Boeing's Proprietary Information or Materials, including but not limited to finished goods, work-in-process and detail components (hereafter "Inventory") which are in excess of Order quantity may be made available to Boeing for purchase. Seller may be entitled to keep such inventory for other Boeing approved purposes. In the event Boeing, in its sole discretion, elects not to purchase the Inventory, Seller may keep and sell such Inventory, under the terms of its spares supplemental license agreement with Boeing, as long as that supplemental license agreement is in good standing. If Seller's spares supplemental license agreement has been terminated or cancelled, Seller shall scrap the Inventory. Prior to scrapping the Inventory, Seller shall mutilate or render it unusable. Seller shall maintain, pursuant to their quality assurance system, records certifying destruction of the applicable Inventory. Said certification shall state the method and date of mutilation and destruction of the subject Inventory. Boeing or applicable regulatory agencies shall have the right to review and inspect these records at any time it deems necessary. In the event Seller elects to maintain the Inventory, Seller shall maintain accountability for the Inventory and Seller shall not sell or provide the Inventory to any third party without prior specific written authorization from Boeing. Failure to comply with these requirements shall be a material breach and grounds for default pursuant to GTA
Section 13.0. Nothing in this SBP Section 33.0 prohibits Seller from making legal sales directly to the United States of America government.

34.0  SELLER ASSISTANCE

In accordance with GTA Section 12.2 and GTA Section 13.2 Boeing may, by written notice to Seller, require Seller to transfer to Boeing or to Boeing's designee title (to the extent not previously transferred) to certain (i) Contractor-Use Tooling, Common-Use Tooling and other Tooling, (ii) Transportation Devices,
(iii) Boeing Furnished Material, (iv) raw materials, parts, work-in-process, incomplete or completed assemblies, and all other Products or parts thereof in the possession or under the effective control of Seller or any of its subcontractors, and (v) Proprietary Information of Boeing, including, without limitation, planning data, Product Definition, Drawings and other Proprietary Information relating to the design, production, maintenance, repair and use of all Products and Contractor-Use Tooling and Common-Use Tooling, in the possession or under the effective control of Seller or any of its subcontractors, in each case free and clear of all liens, claims or other rights of any Person. Seller

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

shall immediately transfer and deliver, and cause each of its subcontractors to transfer and deliver, any or all of the aforesaid items in accordance with any written notice or notices given hereunder by Boeing to Seller, notwithstanding any event or circumstance whatsoever, including, without limitation, any claim or dispute Seller may assert in connection with a termination of this SBP or any payment for any such items. If Boeing shall require Seller to transfer and deliver to Boeing or Boeing's designee any of the aforesaid items, Seller shall cooperate with and shall assist Boeing in developing and implementing plans to transfer the production of Products and provision of services to Boeing, or to any other Person designated by Boeing, in an expeditious and orderly manner and will take such other steps to assist Boeing as Boeing may request in good faith, all for the purpose of maintaining, or attempting to maintain as nearly as may be possible, production of Program Airplanes and Derivatives in accordance with Boeing's schedule of delivery of Program Airplanes and Derivatives to Customers. Boeing will bear the reasonable costs associated with such cooperation, assistance and other steps except following an Event of Default in which case Seller shall bear such reasonable costs.

Following an Event of Default, Boeing and Seller acknowledge that the Program, and Boeing's ability to sell and deliver Program Airplanes and Derivatives to Customers, will be substantially impaired if Seller delays, for any reason, its performance under this SBP Section 34.0. Boeing and Seller also acknowledge that Seller's assistance hereunder in the event of a cancellation, in whole or in part, of this SBP will be of fundamental significance to reduce incidental, consequential or other damages to Boeing. Consequently, Seller shall transfer and deliver to Boeing any or all of the aforesaid items notwithstanding any dispute or claim that Seller may have against Boeing. Seller shall not delay its performance under this SBP Section 34.0 by any action, including, without limitation, any judicial or other proceeding, or by any failure to act. Seller hereby authorizes Boeing or its representatives to enter upon its, or any of Seller's subcontractors (Seller shall obtain from its subcontractors Boeing's right to so enter and act), premises at any time during regular business hours upon one (1) day's advance written notice, for the limited purpose of taking physical possession of any or all of the aforesaid items. At the request of Boeing, Seller shall promptly provide to Boeing a detailed list of such items, including the location thereof, and shall catalog, crate, package, mark and ship such items expeditiously and in an orderly manner and otherwise in the manner requested by Boeing, which request may specify incremental or priority shipping of certain items. Seller shall, if instructed by Boeing, store or dispose of any or all of the aforesaid items in any reasonable manner requested by Boeing.

35.0  NONRECURRING WORK TRANSFER

Following an Event of Default, Program Cancellation, expiration of this SBP or the termination of this SBP by mutual agreement of the Parties, Seller agrees to transfer to Boeing all Nonrecurring Work relating to the affected Program, or if this SBP is cancelled, all Non-Recurring Work set forth in SBP Section 3.3 "Nonrecurring Work".

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

36.0  DISPOSITION OF TOOLING

In the event Boeing exercises its rights under GTA Section 12.0, GTA Section
13.0 or SBP Section 34.0, Seller shall transfer and deliver to Boeing any and all Tooling that must be transferred and delivered pursuant to GTA Section 12.0, GTA Section 13.0 or SBP Section 34.0 free and clear of any and all liens, claims or rights of any third party.

37.0  CUSTOMS-TRADE PARTNERSHIP AGAINST TERRORISM (C-TPAT)

C-TPAT is an initiative between business and government to protect global commerce from terrorism and increase the efficiencies of global transportation. The program calls for importers, carriers and brokers to establish policies to enhance their own security practices and those of their business partners involved in their supply chain. Such practices may include but are not limited to the following:

      Procedural Security - Procedures in place to protect against unmanifested material being introduced into the supply chain -

      Physical Security - Buildings constructed to resist intrusion, perimeter fences, locking devices, and adequate lighting;

      Access Controls - Positive identification of all employees, visitors and suppliers;

      Personnel Security - Employment screening, background checks and application verifications

      Education and Training Awareness - Security awareness training, incentives for participation in security controls

Seller agrees to work with Boeing and appropriate industry and governmental agencies, as necessary, to develop and implement policies and procedures consistent with the C-TPAT initiative to ensure the safe and secure transport of Products under this SBP.

38.0  ENVIRONMENTAL MANAGEMENT SYSTEMS AND HEALTH AND SAFETY MANAGEMENT SYSTEMS

Seller shall implement an environmental management system ("EMS") and health and safety management system ("HSMS") with respect to its performance under this SBP; and insert, in any of its subcontractor and supplier contracts for performance of Seller's obligations under this SBP, provisions substantially similar to this SBP Section 38.0 and GTA Section 21.0 (Compliance with Laws).

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                Boeing / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                       MS-65530-0016 Amendment 1

EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the Parties.

BOEING                                            SELLER

THE BOEING COMPANY                                Spirit AeroSystems Inc.
Boeing Commercial Airplanes

/s/  John Borst                                /s/  Nigel Wright
----------------                               ------------------
Name: John Borst                               Name: Nigel Wright
Title: Director-Asset Management               Title: VP, Secretary & Treasurer
Date: June 16, 2005                            Date: June 16, 2005

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                             SBP ATTACHMENT 1 TO
                                                     SPECIAL BUSINESS PROVISIONS

                           WORK STATEMENT AND PRICING
     (Reference SBP Sections 3.2.1, 3.3.4.1, 3.4.4, 4.1, 4.8.2, 7.2, 7.2.1,
                             7.10.1, 12.6.1, 18.0)

      FOR PURPOSES OF SBP Section 18.0, "OBLIGATION TO PURCHASE AND SELL" Boeing shall be defined as the following organizations, divisions, groups or entities:

      BCA Supply Management and Procurement; The Boeing Company, Seattle, WA THE PRICE FOR PRODUCTS TO BE DELIVERED ON OR BEFORE THE EIGHTH ANNIVERSARY OF THE FIRST DAY OF THE MONTH IN WHICH BOTH PARTIES FULLY EXECUTE THIS SBP EXCEPT AS OTHERWISE NOTED BELOW WILL BE AS FOLLOWS:

Period 1         TBD         Period 5       TBD
Period 2         TBD         Period 6       TBD
Period 3         TBD         Period 7       TBD
Period 4         TBD         Period 8       TBD

      ATTACHMENT 1 STEP DOWN PRICING IS FROM BASE YEAR.

- [NOTE: THE TOTAL VALUE REFLECTED IN ATTACHMENT 1 (SOW) IS INTENDED TO REPRESENT THE TOTAL LLOYD SITE SOW (BCA PRODUCTION) AND TOTAL PRICE ON JUNE 16, 2005 PER THE ESTABLISHED 2003 BASELINE. IF A DISPARITY IS IDENTIFIED BETWEEN ATTACHMENTS 1 SOW AND THE ACTUAL LLOYD SITE SOW, ATTACHMENT 1 WILL BE REVISED TO REFLECT THE CHANGE AND THE SUMMARY VALUE WILL BE RE-SPREAD AMONG THE REVISED SOW. THIS ATTACHMENT WILL CONTINUE TO BE REVISED THROUGH THE TRANSITION PERIOD TO REFLECT ANY CHANGE TO THE 2003 BASELINE VALUES AND/OR PART NUMBERS. ITEMS MARKED AS LMI'S ARE BEING FURTHER DEFINED AS BOEING PART NUMBERS (PART NUMBERS MAY BE ONE-TO-ONE OR ONE-TO-MANY AFTER CONVERSION), ENGINEERING CHANGES, PART NUMBER ROLLS, UN-IDENTIFIED PARTS MAY BE ADDED/DELETED TO THE SOW TO ENSURE A CLEAN STATEMENT OF WORK, AND ANY WORK TRANSFER ACTIVITY IDENTIFIED (IE..737 HORIZONTAL/VERTICAL STABILIZERS, 737 TAIL CONE, ETC.) WILL BE DELETED FROM THIS SBP UPON THE WORK TRANSFER DATE. SELLER WILL CONTINUE TO SUPPORT BOEING REQUIREMENTS FOR THESE PRODUCTS UNTIL SUCCESSFULLY TRANSFERRED TO ANOTHER PARTY.

-     "Boeing and Seller agree that Attachment 1 prices will be set such that:
      (i) when the prices are applied to the parts in the bill of material for any minor model type listed on Schedule A [this is to be the agreed minor model pricing sheet], the shipset price for such minor model will equal the amount set forth on Schedule A unless mutually agreed by Boeing and Seller as provided for below; (ii) the shipset price per minor model set forth on Schedule A is to be allocated to component parts incorporated into such shipset proportionately to the part pricing information contained in Boeing's enterprise resource planning (ERP) system, with the proviso that any part that is common to two or more minor models will bear a single price irrespective of the minor model for which it is intended to be used; and (iii) to the extent that the proviso in subclause (ii) would result in the bill of material pricing for any minor model not aggregating to the Schedule A price, then the excess or deficiency is to be allocated among parts that are unique to such minor model, proportionately to the part pricing information for such unique parts contained in Boeing's ERP system. Boeing and Seller agree to use their best efforts to set Attachment 1 prices on the foregoing basis within 10 calendar days following the date on which the APA is signed. If within this 10 day period a price allocation methodology acceptable to both Boeing and Seller is

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

      developed that aligns final Attachment 1 part prices to the proportionate part pricing in Boeing's ERP system more closely than the foregoing basis, this revised methodology will be referred to a committee comprised of any four of John Borst, Bryan Gerard, Luis Valdes, Seth Mersky, and Nigel Wright. If for any reason Boeing and Seller have not completed an Attachment 1 acceptable to both Parties within 10 calendar days from the date on which the APA is signed, all associated issues will be referred to such committee. Any decision of such committee must be made unanimously to be valid. When prices are established in accordance with the foregoing, this Attachment 1 will be updated accordingly."]

The following pages provide detailed part numbers and pricing for each year. [Note: Attachment 1 Parts and Prices provided under separate file due to size.]

                             ATTACHMENT 1 SCHEDULE A

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

WITCHITA SITE

 [*****]                                    [*****]
----------                                ------------
   [*****]        [*****]                 $ [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
    [*****]       [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
    [*****]       [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
    [*****]       [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]


 [*****]
    [*****]       [*****]                   [*****]
    [*****]       [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
    [*****]       [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]
    [*****]       [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]


 [*****]
    [*****]       [*****]                   [*****]
    [*****]       [*****]                   [*****]
    [*****]       [*****]                   [*****]
                  [*****]                   [*****]
    [*****]       [*****]                   [*****]
                  [*****]                   [*****]
                  [*****]                   [*****]

TULSA AND MCALESTER SITES
 [*****]         [*****]           [*****]
                 [*****]           [*****]

                 [*****]           [*****]
  [*****]                          [*****]
  [*****]                          [*****]

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                             SBP ATTACHMENT 2 TO
                                                     SPECIAL BUSINESS PROVISIONS

            PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES (Reference SBP Section 3.3.2.1, 3.3.2.2, 3.3.4.6, 3.4.1)

A.    Configuration

      The configuration of each Production Article shall be as described in the latest released Supplier Specification Plan (SSP) revision in the Order and/or in the Contract Change Notices listed in Paragraph B below as such Contract Change Notices relate to the configuration of any Production
      Article:

B.    Contract Change Notices

      The following Contract Change Notices are hereby incorporated into this SBP.

Amendment 1 incorporates:

  1           2        4          5          6 rev A    7       8
  9          10       11         12          13        14      15
 16          17       18         19          20        21      22
 23          24       25         26          27        28      29
 30          31       32         33          34        35      36
 37          40       41         42          43        44      45
 46          47       48         49          50        51      52
 53          54       55         56          57        58      59
 60          61       62         63          64        65      67
 68          69       70R1       71          71 rev A  72      73
 74          75       76 rev A   77          78        79      80
 81          83       84         85          86        87      88
 89          91       92         92 (dup #)  93        95      96
 97          98       99        100         101       102     103
104         105      106        107         108       109     110
111         112      117        118         119       120     121
122         123      124        125         127

                           Attachment 2 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                             SBP ATTACHMENT 3 TO
                                                     SPECIAL BUSINESS PROVISIONS

                                    RESERVED

                           Attachment 3 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                             SBP ATTACHMENT 4 TO
                                                     SPECIAL BUSINESS PROVISIONS

                          ADDITIONAL STATEMENT OF WORK
          (Reference SBP Section 3.3.1.1, 3.3.2.1, 3.3.3, 3.4.5, 3.4.8)

A.    Sustaining Engineering Delegation Statement of Work

      Seller's responsibilities as they relate to Sustaining Engineering Delegation work for the products included in this Special Business Provisions are defined in Boeing Document D6-83323. This Document includes summary matrices depicting the Engineering Delegation requirements for each product commodity and a Responsibility, Authority and Accountability
      (RAA) Document. The baseline as of the date hereof shall be D6-83323 Rev. New signed January 21, 2005 which will be subject to periodic update.

      D6-83323 is a summary of the Engineering Delegation requirements for sustaining products that are part of this SBP and included in the part pricing in Attachment 1. All costs associated with Seller Engineering responsibility as described within D6-83323 with the exception of Fleet Support or as provided for below are included within Attachment 1 pricing for sustaining programs and will not be subject to additional payment from Boeing.

      In addition, Boeing and Seller responsibilities related to the 737MMA program are defined in the 737MMA BCA/IDS Working Together Agreement signed December 2004 by R.K. Gardner, J.L. Turner and A.M. Parasida. All activities and responsibilities identified for "BCA - Wichita" within this document will be the responsibility of Seller.

      Product development projects in work at Boeing's Wichita Division that have been selected for inclusion in this SBP as of the date hereof are outlined in Section B of this Attachment 4. Section B.1 includes those major re-design efforts that support Derivative aircraft and will be subject to non-recurring engineering payments according to the terms of SBP 5.2.1. The level of effort expended by Boeing on these development projects prior to June 16, 2005 will not be included in such non-recurring engineering payments to Seller. Section B.2 includes a list of known projects that will be subject to such non-recurring engineering payments only after the threshold for embedded engineering support as described below has been exceeded.

      For future product development projects, a determination will be made as to whether (i) a requirement for production hardware associated with this developmental effort is anticipated; and (ii) the production hardware resulting from this developmental effort is either a change to or a derivative of the current Attachment 1 Statement of Work. If these conditions are not met then the development projects should not be added to Attachment 4 and instead, should be covered by the Services Agreement. If these conditions are met, these projects will be added to Section B.1 or B.2 of Attachment 4. Those projects that support Derivative aircraft or where applicable, BCA aircraft delivered to IDS, will be added to B.1 and will be subject to non-recurring payments.

      Those projects that support changes to the then existing Attachment 1 statement of work will be added to B.2 and not be subject to additional non-recurring payment until the sustaining engineering threshold for the program appropriate for each project has been exceeded. Only Boeing initiated PRR changes will apply towards these

                           Attachment 4 - Page 1 of 3

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

      thresholds and will be eligible for additional non-recurring payment once the thresholds have been exceeded. Customer Introductions and Master Changes are Seller's responsibility and will not be subject to additional non-recurring payment. In addition, only those Boeing initiated PRR changes with an impact to Seller that exceeds [*****] engineering hours per change will apply towards these thresholds. PRR changes that do not result in a minimum impact of [*****] engineering hours per change to Seller will not apply towards the threshold and will not be subject to additional non-recurring payment.

      The baseline threshold for each program is identified below. These program engineering thresholds will be adjusted annually to reflect changes in delivery rates for each program.

      Baseline PRR Engineering Thresholds

            -     737   - [*****] hours
            -     747   - [*****] hours
            -     767   - [*****] hours
            -     777   - [*****] hours

      When these thresholds are divided by the 2003 airplane deliveries for each respective model it yields the following ratios of engineering hours per airplane by program.

      2003 Airplane Deliveries by Program

            -     737   - 173 airplanes
            -     747   - 19 airplanes
            -     767   - 24 airplanes
            -     777   - 39 airplanes

         PRR Engineering Thresholds per Airplane

            -     737   - [*****] hours
            -     747   - [*****] hours
            -     767   - [*****] hours
            -     777   - [*****] hours

      Each year, an adjustment will be made concurrent with the quantity based price adjustment process outlined within Attachment 20 to establish the appropriate threshold for each program for the following year. To calculate the new threshold, the PRR Engineering Thresholds per Airplane as identified above will be multiplied by [*****] (beta factor) times the change in delivery rates by program for the target year vs. 2003 Airplane Deliveries by Program. This value will then be added to (or subtracted from) the Baseline PRR Engineering Thresholds. In other words, the PRR Engineering Threshold for any given year will be increased (or decreased) by [*****] of the variation in airplane deliveries by program for that year versus 2003 airplane deliveries.

      For those projects added to B.1, Seller will provide up to [*****] hours in the aggregate of engineering support per project at no charge to Boeing. This support will include but shall not be limited to technical consultation, work statement development and schedule development.

                           Attachment 4 - Page 2 of 3

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


B.    Product Development Projects in work at Boeing's Wichita Division

B.1   Product Development Projects Subject to Non-Recurring Engineering Payments

      The following list of product development projects will be subject to non-recurring engineering payments according to the terms of SBP 5.2.1. The level of effort expended by Boeing on these development projects prior to June 16, 2005 will not be included in such non-recurring engineering payments.

   -  737 Short Field Landing Performance
   -  737-900X
   -  737-800MMA
   -  737 Wedgetail
   -  747-8
   -  777-200LR Freighter

B.2   Projects Not Subject to Non-Recurring Engineering Payments

      The following is a list of known projects that will not be subject to non-recurring engineering payments until the thresholds identified above have been exceeded.

   -  [*****]
   -  [*****]
   -  [*****]
   -  [*****]
   -  [*****]
   -  SFAR 88
   -  [*****]
   -  [*****]
   -  [*****]
   -  [*****]
   -  [*****]

                           Attachment 4 - Page 3 of 3

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                             SBP ATTACHMENT 5 TO
                                                     SPECIAL BUSINESS PROVISIONS


                                RATES AND FACTORS

                            (Reference SBP Section 7)

The following Rates will be utilized for changes to Material, Outside Processing and Touch Labor. All other costs and profit are part of the Wrap Rates fixed for life of contract.

      COST  ITEM                                           FACTOR OR RATE

      Direct Engineering:                                  [*****]
            Engineering, Planning, N/C Programming, & Tool Design are to be billed at this rate Does not include Engineering Management which is an Indirect Cost

      Direct Manufacturing Labor:                           [*****]
            Basic Factory Labor and Quality Assurance are to be billed at this rate Direct Support Costs are included as an Indirect Cost and part of the rate also

      Direct Material/Outside Processing/Non-Labor:         [*****]

                           Attachment 5 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1
                                                             SBP ATTACHMENT 6 TO
                                                     SPECIAL BUSINESS PROVISIONS

                        LEAD TIME MATRIX - ACCEL / DECEL
                             (Reference Section 7.5)

                                LEAD TIME MATRIX

          MONTHS FROM AUTHORIZATION TO PROCEED TO F.O.B. SELLER'S PLANT

                                    737                      747                      767                  777
                             Structures      S/N      Structures      S/N      Structures      S/N      Structures      S/N
                             ----------    -------    ----------    -------    ----------    -------    ----------    -------
FORWARD BUY AUTHORIZATION      [*****]     [*****]      [*****]     [*****]      [*****]     [*****]      [*****]     [*****]

ORDER BASE EXTENSION           [*****]     [*****]      [*****]     [*****]      [*****]     [*****]      [*****]     [*****]

RATE INCREASE                  [*****]     [*****]      [*****]     [*****]      [*****]     [*****]      [*****]     [*****]

RATE DECREASE                  [*****]     [*****]      [*****]     [*****]      [*****]     [*****]      [*****]     [*****]

CUSTOMER INTRODUCTION          [*****]     [*****]      [*****]     [*****]      [*****]     [*****]      [*****]     [*****]

CUSTOMER REORDER               [*****]     [*****]      [*****]     [*****]      [*****]     [*****]      [*****]     [*****]

CUSTOMER REFIRE                [*****]     [*****]      [*****]     [*****]      [*****]     [*****]      [*****]     [*****]

CUSTOMER DEIMPLEMENTATION      [*****]     [*****]      [*****]     [*****]      [*****]     [*****]      [*****]     [*****]

LEAD TIME IN MONTHS IS FROM AUTHORIZATION TO PROCEED TO F.O.B. SELLER'S PLANT.

                           Attachment 6 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                             SBP ATTACHMENT 7 TO
                                                     SPECIAL BUSINESS PROVISIONS

                     INDENTURED PRICED PARTS LIST FOR POA'S

         (SELLER TO SUBMIT TO BOEING WITHIN 60 DAYS OF CONTRACT SIGNING)

A.    INDENTURE PRICED PARTS LIST
      (Reference SBP 3.3.2.1, 3.3.4.6, 4.2.1, 4.4, 4.5, 4.6, 12.14.1)

B.    FOR POA's

                          (1)
             Shipset      Reorder       Unit Price          [*****]
Part No.     Quantity     Lead Time     (per "A" above)
--------     --------     ---------     ---------------

                           Attachment 7 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                             SBP ATTACHMENT 8 TO
                                                     SPECIAL BUSINESS PROVISIONS

                             SELLER DATA SUBMITTALS
                           (Reference SBP 9.0, 3.5.3)

EXAMPLES

1.    Program Status Reports (as requested by Boeing)
      Seller's program progress reports, highlighting significant accomplishments and critical program issues, etc.

2. Product Definition Milestone Schedule (as requested by Boeing) Seller's Product Definition schedule depicting key milestone events to support program requirements.

3.    Manufacturing Milestone Schedule (as requested by Boeing)
      Seller's manufacturing schedule depicting key milestone events to support program requirements.

4.    Certified Tool List
      Seller's Certified Tool Lists for identifying all accountable tools, including any subsequent new, reworked or re-identified tools affecting the first production spares Product. .

5.    Problem Reports (as required)
      Seller's written notification to Boeing of program problems, potential program impact and corrective action. .

6.    Total Cost Management System Plan
      Annually Seller will submit a TCMS plan as required under SBP Section 7.6

                           Attachment 8 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                             SBP ATTACHMENT 9 TO
                                                     SPECIAL BUSINESS PROVISIONS

                                    RESERVED

                           Attachment 9 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 10 TO
                                                     SPECIAL BUSINESS PROVISIONS

                         QUALITY ASSURANCE REQUIREMENTS

All work performed under this SBP shall be in accordance with the following:

A10.1       QUALITY SYSTEM

A. Document AS/EN/JISQ 9100, "Quality Systems - Aerospace - Model for Quality Assurance in Design, Development, Production, Installation and Servicing" as may be revised from time to time, which are incorporated herein and made a part hereof by this reference.

B. Document D6-82479, "Boeing Quality Management System Requirements for Suppliers - Appendix A - Quality Management System" as amended from time to time, which is incorporated herein and made a part hereof by this reference.

C. Document D6-82479, "Boeing Quality Management System Requirements for Suppliers - Addendum 1 - Advanced Quality System for Product and Process Improvement" as amended from time to time, which is incorporated herein and made a part hereof by this reference.

A10.2 COMMON QUALITY PURCHASING DATA AND BUSINESS REQUIREMENTS

A10.2.1     SELLER ANNUAL INTERNAL QUALITY AUDIT

At least annually, the Seller shall conduct an internal audit to ensure compliance to their quality system and the controlling quality assurance document.

A10.2.2     CHANGE IN QUALITY MANAGEMENT REPRESENTATIVE

The Seller shall promptly notify Boeing of any changes in the management representative with assigned responsibility and authority for the quality system

A10.2.3     ENGLISH LANGUAGE

When specifically requested by Boeing, Seller shall make specified quality data and/or approved design data available in the English language.

The Seller shall maintain an English language translation of (1) its quality manual, and (2) an index of all other Seller procedures that contain quality requirements. Boeing may require the Seller to translate additional documentation.

                           Attachment 10 - Page 1 of 7

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

A10.2.4     CHANGES TO QUALITY SYSTEM

The Seller shall immediately notify Boeing in writing of any change to the quality control system that may affect the inspection, conformity or airworthiness of the Product. After the issue of initial Boeing quality system approval, each change to the quality control system is subject to review by Boeing.

A10.2.5     SUPPLIER QUALITY PERFORMANCE

If Seller fails to achieve and maintain 98% site quality acceptance rate, which is a prerequisite for delegated inspection authority awarded at Boeing's discretion, the Seller shall be responsible for one or more of the following as directed by Boeing:

      A. Obtaining source inspection from a Boeing-qualified contractor at Seller's own expense;

      B. Reimbursing Boeing for reasonable Boeing costs incurred at the point of manufacture (i.e. Seller's site) to verify product conformance;

      C. Reimburse Boeing for reasonable Boeing costs incurred at the point of receipt to verify product conformance.

The site quality acceptance rate is a calculation of the ratio of acceptable units delivered to the total units delivered, or an alternate criteria quality acceptance rating, equivalent to 98% as defined by the contracting Boeing site(s).

A10.2.6     EXCESS INVENTORY

The Seller shall strictly control all inventory of Boeing proprietary product that is in excess of contract quantity in order to prevent product from being sold or provided to any third party without prior written authorization from Boeing.

A10.2.7     AEROSPACE QUALITY MANAGEMENT SYSTEM (AQMS) CERTIFICATION

Boeing recognition of Seller's AQMS certification/registration does not affect the right of Boeing to conduct audits and issue findings at the Seller's facility. Boeing reserves the right to provide Boeing-identified quality system findings, associated quality system data, and quality performance data to the Seller's Certification /Registration Board (CRB.)

Seller shall ensure the following relative to AQMS certification:

                           Attachment 10 - Page 2 of 7

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

A10.2.7.1   ACCREDITATION OF CERTIFICATION/REGISTRATION BODY

The certification/registration body (CRB) is accredited to perform aerospace quality management system (AQMS) assessments. The CRB must use approved auditors and operate in accordance with the corresponding International Aerospace Quality Group (IAQG) certification/registration scheme.

NOTE: IAQG sanctioned certification/registration schemes include but are not limited to AIR 5359, SJAC 9010, TS157, etc. Reference IAQG website for listing of accredited CRBs:
            http://www.iaqg.sae.org/servlets/index?PORTAL_CODE=IAQG

A10.2.7.2   RECORDS OF CERTIFICATION/REGISTRATION

The seller maintains objective evidence of CRB certification/registration on file at Seller's facility. Objective evidence shall include:

      a.    The accredited AQMS certificate(s) of registration;

      b. The audit report(s), including all information pertaining to the audit results in accordance with the applicable certification/registration scheme;

      c. Copies of all CRB finding(s), objective evidence of acceptance of corrective action(s), and closure of the finding(s).

      NOTE: Certification records shall be maintained in accordance with Boeing specified contractual quality record retention requirements.

A10.2.7.3   RIGHT OF ACCESS TO CRB

The CRB services agreement provides for "right of access" to all CRB records by Boeing, applicable accreditation body, applicable Registrar Management Committee
(RMC) and other regulatory or government bodies for the purpose of verifying CRB certification/registration criteria and methods are in accordance with the applicable IAQG certification/registration scheme.

A10.2.7.4   AUDIT RESULTS/DATA REPORTING TO IAQG

The CRB has Seller's written permission to provide audit results/data to IAQG membership as required by the applicable IAQG certification/registration scheme.

                           Attachment 10 - Page 3 of 7

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

A10.2.7.5   NOTIFICATION TO BOEING OF CHANGE IN STATUS

Boeing is immediately notified in writing should the Seller's certification/registration be suspended or withdrawn, or accreditation status of Seller's CRB be withdrawn. Send email notification to grpcrboversightrep@boeing.com.

A10.2.7.6   PROVISION OF BOEING QUALITY DATA TO CRB

Boeing-identified findings and Seller's quality performance data is provided to the CRB during certification/registration and surveillance activity.

A10.2.7.7   CRB ACCESS TO PROPRIETARY DATA

CRB shall be provided access to applicable proprietary data (including Boeing proprietary data) to the extent necessary to assess Seller's compliance to AQMS requirements. CRB shall agree to keep confidential and protect Boeing proprietary information under terms no less stringent than Seller's contractual agreement with Boeing. Seller will assure that such information is conspicuously marked "BOEING PROPRIETARY".

A10.2.7.8   SELLER COMPLIANCE WITH CRB REQUIREMENTS

Seller complies with all CRB requirements imposed to issue and maintain certification/registration.

A10.2.8     VERIFICATION OF CORRECTIVE ACTION

When Boeing notifies Seller of a detected nonconformance, Seller shall immediately take action to eliminate the nonconformance on all products in Seller's control. Seller shall also maintain on file verification that root cause corrective action has occurred and has resolved the subject condition. At the specific request of Boeing, this verification shall occur for the next five
(5) shipments after implementation of the corrective action to ensure detected nonconformance has been eliminated. Boeing reserves the right to review the verification data at Seller's facility or have the data submitted to Boeing.

A10.2.9     CORRECTIVE ACTION REPORT

Where Seller is requested to submit a corrective action report, Seller will submit its response within ten (10) days of receipt of such request unless an extension is otherwise provided by Boeing. Any corrective action report submitted to Boeing shall be in the format specified by Boeing. If after submittal to Boeing supplier determines need for revision, Seller shall immediately notify Boeing of such revision In the event Seller is unable to respond within the allotted ten day time frame, Seller shall submit a request for extension which shall include the reason for the extension request and the time need to complete the corrective action report.

                           Attachment 10 - Page 4 of 7

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

A10.2.10 RELOCATION/SUBCONTRACT NOTIFICATION (PUGET SOUND ONLY)

The Seller shall not relocate or subcontract any Category I or II work outside the U.S. without written Boeing acceptance. Notification to Boeing should be made to the Procurement Agent who manages the Seller's contract and shall contain the subcontractor name, address, telephone number, QA manager name, applicable part numbers, and part descriptions. Category I and II work is defined in FAA Order 8120.2, Appendix 4.

A10.2.11 QUALITY METRICS & REPORTING

When requested by Boeing, Seller agrees to work with Boeing to develop and implement processes designed at improving Seller's quality performance. Process will include sufficient detail to allow Boeing to evaluate Seller's progress

A10.3 SITE UNIQUE QUALITY PURCHASING DATA REQUIREMENTS

A10.3.1 ACCEPTANCE/REJECTION OF SELLER'S ROOT CAUSE/CORRECTIVE ACTION


Boeing reserves the right to reject any root cause and/or corrective action determination provided by the Seller, and may request subsequent investigation and/or corrective action to either Boeing or Seller-initiated corrective action requests. If the Seller is late in responding to corrective action requests by Boeing, or if Boeing requires subsequent corrective action, Boeing reserves the right to withhold acceptance of shipments either at source or destination until Seller corrective action is submitted to Boeing's satisfaction


A10.3.2 CHANGE IN MANUFACTURING FACILITY

The Seller shall immediately notify Boeing in writing of any change to the manufacturing facility location of the contracted part number or assembly

A.10.4 INCORPORATED BY REFERENCE

In addition to any other documents incorporated elsewhere in this SBP or GTA by reference, Seller is required to maintain compliance with the following documents as may be revised from time to time, and incorporated herein, and made a part of this SBP by reference with full force and effect, as if set out in full text:

A10.4.1 DOCUMENT AS/EN/SJAC 9102, "AEROSPACE FIRST ARTICLE INSPECTION (FAI)
      Requirement"

Seller shall perform First Article Inspections (FAIs) in accordance with AS/EN/SJAC 9102.

                           Attachment 10 - Page 5 of 7

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

A10.4.2 BOEING DOCUMENT D1-8007, "APPROVAL GUIDE FOR SUPPLIER STATISTICAL
      SAMPLING PLANS"

A Seller that performs acceptance sampling shall meet the requirements of document D1-8007. Boeing approval of Seller's acceptance sampling plan is required prior to performing acceptance sampling when it is used for in-process or final inspection, and employs continuous sampling or repetitive lot sampling. Subsequent revisions to approved sampling plans require Boeing approval prior to implementation. Prior Boeing approval of a sampling plan is not required if it is used exclusively for receiving inspection, or employs only isolated lot sampling during in-process or final inspection.

When statistical process control is used as an option for either in-process or final inspection, Seller shall satisfy the requirements of document AS/EN/SJAC 9103, Variation Management of Key Characteristics.

In all cases, inspection requirements identified by engineering drawing or specification take precedence over the inspection requirements defined herein.

A10.4.3 BOEING DOCUMENT D6-51991, "QUALITY ASSURANCE STANDARD FOR DIGITAL
      PRODUCT DEFINITION (DPD) AT BOEING SUPPLIERS"

Seller is required to obtain Boeing approval as a DPD-capable supplier if seller receives, downloads, and/or uses Computer Aided Design (CAD) geometry in any format from any Boeing facility. Boeing digital datasets are reference only (not design or inspection authority) until Boeing DPD approval status is obtained.

A10.4.4 BOEING DOCUMENT D1-4426, "APPROVED PROCESS SOURCES"

This document defines the approved sources for special processing, composite raw materials, composite products, aircraft bearings, designated fasteners, and metallic raw materials.

A10.4.5 BOEING DOCUMENT D-13709-4, "REQUIREMENTS FOR OBTAINING MRB AUTHORITY BY
      BOEING SUPPLIERS"

Seller shall not use dispositions of use-as-is or repair on Boeing-designed product unless current revision of Seller's Material Review Board (MRB) plan complies with D-13709-4 (not in 7E7) and has been approved by Boeing.

A10.4.6 RESERVED

                           Attachment 10 - Page 6 of 7

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

A10.4.7 PROCUREMENT OPERATING INSTRUCTIONS (POI M6-1007) (USED BY PUGET SOUND)

Procurement Operating Instructions (POI M6-1007), as revised from time to time. Individual Quality notes contained in Procurement Operating Instructions (POI M6-1007) are applicable when identified on the purchase document.
See Boeing Website  -
http://www.boeing.com/companyoffices/doingbiz/index.html, or contact Boeing Procurement representative for printed copy of notes.

                           Attachment 10 - Page 7 of 7

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1
                                                            SBP ATTACHMENT 11 TO
                                                     SPECIAL BUSINESS PROVISIONS
BOEING COMMERCIAL AIRPLANES (BCA) SECOND TIER REPORT (Reference SBP Section 9.6)

Seller Name:                                                               Date:

Seller Contact:                                                  Phone:

BCA Procurement Agent Contact:                                   Phone:

BCA Purchase Contract #:

Reporting Period *           Jan - Mar  Apr - Jun  July - Sept  Oct - Dec  Year:

Definitions **

Small Business (SB)     The term "small business" shall mean a small business as
                        defined pursuant to section 3 of the Small Business Act
                        (15 U.S.C.A. 632) and relevant regulations issued pursuant thereto. Generally, this means a small business organized for profit, it is independently owned and operated, is not dominant in the field of operations in which it is bidding, and meets the size standards as prescribed in Government regulations. (Includes SDBs, SMBEs and WOSBs)

Small Disadvantaged
business (SDB)          A small business certified by the U.S. Small Business
                        Administration as a socially and economically small disadvantaged business for consideration of Government set-a-side contracting opportunities and business development. (Includes SDBs who are women-owned)

Small Minority
Business Enterprise
(SMBE) A small business that is at least 51 percent owned, operated and controlled by a minority group member (Asian, Black, Hispanic, and Native Americans); or, in the case of a publicly-owned business, at least 51% of the stock is owned by one or more minority group members and such individuals control the management and daily operations. (Includes SDBs)

Women-owned Small
Business (WOSB)         A small business concern that is at least 51 percent
                        owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women. (Includes WOSBs who are also SDBs)


Contract Dollars Received by Seller

A. Boeing Commercial Airplanes contract dollars received by seller for the above reporting period* (report in whole numbers): $______________________

                  VALUE OF SUBCONTRACT 2ND TIER DOLLARS AWARDED

            (for Boeing Commercial Airplanes Purchase Contracts ONLY)

Diversity Category                               Reporting Period (see above*)

                                                                     Dollars                        Percent of
                                                            (report in whole numbers)             Seller Dollars
----------------------------------------------------------------------------------------------------------------

B.   Small Business (SB)                                                                              (B / A)
                                                                                                      (C / A)
C.   Small Minority Business Enterprise (SMBE)
                                                                                                      (D / A)
D.   Women-owned Small Business (WOSB)

AUTHORIZED COMPANY REPRESENTATIVE (PRINT):       AUTHORIZED COMPANY REPRESENTATIVE (SIGNATURE):     DATE:

                          Attachment 11 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 12 TO
                                                     SPECIAL BUSINESS PROVISIONS

                        NON-U.S. PROCUREMENT REPORT FORM
                          (Reference SBP Section 12.12)
                               (Seller to Submit)

Attachment 12, Section 1

Seller Name                Country   Commodity/     Bid       Contracted
                                     Nomenclature   Dollars   Dollars

                          Attachment 12 - Page 1 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1
                                                            SBP ATTACHMENT 12 TO
                                                     SPECIAL BUSINESS PROVISIONS

                                  ATTACHMENT 12
                          (Reference SBP Section 12.12)

Attachment 12 Section 2

The following outlines offset requirements that are currently in work and that Seller is obligated to complete as part of this SBP.

      1) Korea - Horizontal Stabilizers and Vertical Fin
            - Obligation for Wichita to complete transfer of 737NG Horizontal Stabilizers and Vertical Fin, [*****] (or most current configuration) according to plan and schedule in place on (June 16, 2005).
                  - The schedules and hardware quantities are subject to change in support of program requirements. Such changes will be made in accordance with the terms identified in Paragraph 7.5 in the Special Business Provisions.
            -     Offload to KAI in Korea
            - Seller to provide work transfer support/resources as identified for "Wichita" in above referenced plan. Boeing shall reimburse Seller for the reasonable travel costs incurred by Seller's employees for purposes of providing such work transfer support in Korea. Travel costs shall include airfare, hotels, meals and car rental costs consistent with Seller's standard travel practices and shall not exceed the cost of Boeing's ordinary travel practices. Seller shall promptly submit invoices to Boeing substantiating costs for which Seller seeks reimbursement. Such invoices shall be paid by Boeing in accordance with Paragraph 5.0.
            - These part numbers will be removed from Attachment 1 of this SBP and Boeing will have no further obligation to purchase these part numbers from Seller at the conclusion of this work transfer.

                          Attachment 12 - Page 2 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                     WICHITA
                           737NG HORIZONTAL STABILIZER
                      PRODUCTION DELIVERY SCHEDULE R-142R2

       SHIP TO            SHIP TO              SHIP TO
C/L    RENTON      C/L    RENTON       C/L     RENTON
----   --------    ----   ----------   ----   ---------
1732   5/4/2005    1842   10/11/2005   1982   4/14/2006
1737   5/12/2005   1845   10/14/2005   1987   4/20/2006
1742   5/19/2005   1848   10/19/2005   1991   4/26/2006
1746   5/25/2005   1851   10/24/2005   1995   5/2/2006
1749   5/31/2005   1854   10/27/2005   2000   5/8/2006
1752   6/3/2005    1857   11/1/2005    2004   5/12/2006
1755   6/8/2005    1860   11/4/2005    2010   5/18/2006
1758   6/13/2005   1863   11/8/2005    2014   5/24/2006
1761   6/16/2005   1866   11/11/2005   2018   5/30/2006
1764   6/21/2005   1869   11/15/2005   2023   6/5/2006
1767   6/24/2005   1872   11/18/2005   2028   6/8/2006
1770   6/29/2005   1875   11/23/2005   2032   6/14/2006
1773   7/5/2005    1878   11/29/2005   2036   6/19/2006
1776   7/8/2005    1881   12/2/2005    2041   6/23/2006
1779   7/13/2005   1886   12/8/2005    2046   6/28/2006
1782   7/18/2005   1890   12/14/2005   2050   7/5/2006
1785   7/21/2005   1895   12/20/2005   2054   7/10/2006
1788   7/26/2005   1899   1/4/2006     2059   7/14/2006
1791   7/29/2005   1904   1/10/2006    2064   7/19/2006
1794   8/3/2005    1909   1/16/2006    2067   7/24/2006
1797   8/8/2005    1913   1/20/2006    2071   7/27/2006
1800   8/11/2005   1918   1/26/2006    2075   8/1/2006
1803   8/16/2005   1922   2/1/2006     2079   8/4/2006
1806   8/19/2005   1927   2/7/2006     2084   8/9/2006
1809   8/24/2005   1931   2/13/2006    2087   8/14/2006
1812   8/29/2005   1936   2/17/2006    2091   8/17/2006
1815   9/1/2005    1940   2/23/2006    2095   8/22/2006
1818   9/7/2005    1945   3/1/2006     2099   8/25/2006
1821   9/12/2005   1950   3/7/2006     2103   8/30/2006
1824   9/15/2005   1954   3/13/2006    2107   9/5/2006
1827   9/20/2005   1959   3/17/2006    2111   9/8/2006
1830   9/23/2005   1963   3/23/2006    2115   9/13/2006
1833   9/28/2005   1968   3/29/2006    2119   9/18/2006
1836   10/3/2005   1973   4/4/2006     2123   9/21/2006
1839   10/6/2005   1977   4/10/2006    2127   9/26/2006

                          Attachment 12 - Page 3 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                     WICHITA
                           737NG HORIZONTAL STABILIZER
                 PRODUCTION DELIVERY SCHEDULE R-142R2- continued

        SHIP TO             SHIP TO
C/L     RENTON       C/L     RENTON
----   ---------    ----   --------
2131   9/29/2006    2272   3/8/2007
2135   10/4/2006    2275   3/13/2007
2139   10/9/2006    2279   3/16/2007
2143   10/12/2006   2284   3/21/2007
2147   10/17/2006   2287   3/26/2007
2151   10/20/2006   2291   3/29/2007
2155   10/25/2006   2295   4/3/2007
2159   10/30/2006   2299   4/6/2007
2163   11/2/2006    2304   4/11/2007
2167   11/7/2006    2307   4/16/2007
2170   11/10/2006   2311   4/19/2007
2174   11/15/2006   2315   4/24/2007
2179   11/20/2006   2320   4/27/2007
2183   11/27/2006   2323   5/2/2007
2187   11/30/2006   2327   5/7/2007
2191   12/5/2006    2331   5/10/2007
2196   12/8/2006    2335   5/15/2007
2199   12/13/2006   2339   5/18/2007
2203   12/18/2006   2343   5/23/2007
2207   12/21/2006   2347   5/29/2007
2211   1/4/2007     2351   6/1/2007
2215   1/9/2007     2356   6/6/2007
2220   1/12/2007    2359   6/11/2007
2223   1/17/2007    2363   6/14/2007
2227   1/22/2007    2367   6/19/2007
2231   1/25/2007    2372   6/22/2007
2235   1/30/2007    2375   6/27/2007
2240   2/2/2007     2379   7/2/2007
2243   2/7/2007     2383   7/6/2007
2247   2/12/2007    2388   7/11/2007
2251   2/15/2007    2391   7/16/2007
2255   2/20/2007    2395   7/19/2007
2259   2/23/2007    2399   7/24/2007
2264   2/28/2007
2268   3/5/2007

                          Attachment 12 - Page 4 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

           THE BALANCE OF THIS SCHEDULE IS FOR PLANNING PURPOSES ONLY

          SHIP TO              SHIP TO              SHIP TO
 C/L      RENTON      C/L      RENTON      C/L      RENTON
------   ---------   ------   ---------   ------   --------
S/S 1    8/1/2007    S/S 22   11/1/2007   S/S 43   5/1/2008
S/S 2    8/1/2007    S/S 23   11/1/2007   S/S 44   5/1/2008
S/S 3    8/1/2007    S/S 24   11/1/2007   S/S 45   5/1/2008
S/S 4    8/1/2007    S/S 25   12/1/2007   S/S 46   5/1/2008
S/S 5    8/1/2007    S/S 26   12/1/2007   S/S 47   6/1/2008
S/S 6    8/1/2007    S/S 27   1/1/2008    S/S 48   6/1/2008
S/S 7    9/1/2007    S/S 28   1/1/2008    S/S 49   6/1/2008
S/S 8    9/1/2007    S/S 29   1/1/2008    S/S 50   7/1/2008
S/S 9    9/1/2007    S/S 30   1/1/2008    S/S 51   7/1/2008
S/S 10   9/1/2007    S/S 31   2/1/2008    S/S 52   7/1/2008
S/S 11   9/1/2007    S/S 32   2/1/2008    S/S 53   8/1/2008
S/S 12   9/1/2007    S/S 33   2/1/2008    S/S 54   8/1/2008
S/S 13   10/1/2007   S/S 34   2/1/2008    S/S 55   8/1/2008
S/S 14   10/1/2007   S/S 35   3/1/2008    S/S 56   9/1/2008
S/S 15   10/1/2007   S/S 36   3/1/2008    S/S 57   9/1/2008
S/S 16   10/1/2007   S/S 37   3/1/2008    S/S 58   9/1/2008
S/S 17   10/1/2007   S/S 38   3/1/2008    S/S 59   10/1/2008
S/S 18   10/1/2007   S/S 39   4/1/2008    S/S 60   10/1/2008
S/S 19   11/1/2007   S/S 40   4/1/2008    S/S 61   10/1/2008
S/S 20   11/1/2007   S/S 41   4/1/2008    END OF   PRODUCTION
S/S 21   11/1/2007   S/S 42   4/1/2008

                          Attachment 12 - Page 5 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                     Wichita
                               737NG Vertical Fin
                             Master Schedule R-142R2

              SHIP TO                  SHIP TO                  SHIP TO
S/S   C/L     BOEING     S/S   C/L     BOEING     S/S   C/L     BOEING
---   ----   ---------   ---   ----   ---------   ---   ----   ---------
  1   1731   5/2/2005     36   1811   8/25/2005    71   1902   1/9/2006
  2   1732   5/3/2005     37   1814   8/30/2005    72   1904   1/10/2006
  3   1734   5/6/2005     38   1816   9/1/2005     73   1905   1/12/2006
  4   1737   5/11/2005    39   1819   9/7/2005     74   1907   1/16/2006
  5   1740   5/16/2005    40   1821   9/9/2005     75   1910   1/18/2006
  6   1743   5/19/2005    41   1822   9/12/2005    76   1912   1/19/2006
  7   1746   5/24/2005    42   1824   9/14/2005    77   1913   1/23/2006
  8   1749   5/27/2005    43   1826   9/16/2005    78   1915   1/25/2006
  9   1751   6/1/2005     44   1829   9/21/2005    79   1918   1/27/2006
 10   1754   6/6/2005     45   1831   9/23/2005    80   1920   1/30/2006
 11   1756   6/8/2005     46   1834   9/28/2005    81   1921   2/1/2006
 12   1757   6/9/2005     47   1836   9/30/2005    82   1923   2/3/2006
 13   1759   6/13/2005    48   1839   10/5/2005    83   1926   2/7/2006
 14   1761   6/15/2005    49   1841   10/7/2005    84   1928   2/8/2006
 15   1764   6/20/2005    50   1842   10/10/2005   85   1929   2/10/2006
 16   1766   6/22/2005    51   1844   10/12/2005   86   1931   2/14/2006
 17   1769   6/27/2005    52   1846   10/14/2005   87   1934   2/16/2006
 18   1771   6/29/2005    53   1849   10/19/2005   88   1936   2/17/2006
 19   1774   7/5/2005     54   1851   10/21/2005   89   1937   2/21/2006
 20   1776   7/7/2005     55   1854   10/26/2005   90   1939   2/23/2006
 21   1779   7/12/2005    56   1856   10/28/2005   91   1942   2/27/2006
 22   1781   7/14/2005    57   1859   11/2/2005    92   1944   2/28/2006
 23   1784   7/19/2005    58   1861   11/3/2005    93   1945   3/2/2006
 24   1786   7/21/2005    59   1866   11/10/2005   94   1947   3/3/2006
 25   1789   7/26/2005    60   1870   11/15/2005   95   1949   3/7/2006
 26   1791   7/28/2005    61   1873   11/18/2005   96   1951   3/8/2006
 27   1794   8/2/2005     62   1877   11/23/2005   97   1952   3/10/2006
 28   1795   8/3/2005     63   1880   11/30/2005   98   1954   3/13/2006
 29   1796   8/4/2005     64   1883   12/5/2005    99   1956   3/15/2006
 30   1799   8/9/2005     65   1886   12/7/2005   100   1958   3/16/2006
 31   1801   8/11/2005    66   1889   12/15/2005  101   1959   3/20/2006
 32   1803   8/15/2005    67   1891   12/16/2005  102   1961   3/21/2006
 33   1804   8/16/2005    68   1893   12/19/2005  103   1962   3/23/2006
 34   1806   8/18/2005    69   1894   12/22/2005  104   1964   3/24/2006
 35   1809   8/23/2005    70   1897   1/5/2006    105   1966   3/28/2006

                          Attachment 12 - Page 6 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                     Wichita
                               737NG Vertical Fin
                       Master Schedule R-142R2 - continued

              SHIP TO                  SHIP TO                  SHIP TO
S/S   C/L     BOEING     S/S   C/L     BOEING     S/S   C/L     BOEING
---   ----   ---------   ---   ----   ---------   ---   ----   ---------
106   1968   3/29/2006   141   2030   6/13/2006   176   2099   8/25/2006
107   1969   3/31/2006   142   2032   6/14/2006   177   2101   8/29/2006
108   1971   4/3/2006    143   2034   6/16/2006   178   2103   8/30/2006
109   1973   4/5/2006    144   2036   6/19/2006   179   2105   9/1/2006
110   1975   4/6/2006    145   2038   6/21/2006   180   2107   9/5/2006
111   1976   4/10/2006   146   2039   6/22/2006   181   2109   9/7/2006
112   1978   4/11/2006   147   2041   6/26/2006   182   2111   9/8/2006
113   1979   4/13/2006   148   2043   6/27/2006   183   2113   9/12/2006
114   1982   4/14/2006   149   2045   6/29/2006   184   2115   9/13/2006
115   1983   4/18/2006   150   2047   6/30/2006   185   2117   9/15/2006
116   1985   4/19/2006   151   2049   7/5/2006    186   2119   9/18/2006
117   1986   4/21/2006   152   2051   7/6/2006    187   2121   9/20/2006
118   1988   4/24/2006   153   2053   7/10/2006   188   2123   9/21/2006
119   1990   4/26/2006   154   2055   7/11/2006   189   2125   9/25/2006
120   1992   4/27/2006   155   2057   7/13/2006   190   2127   9/26/2006
121   1993   5/1/2006    156   2059   7/14/2006   191   2129   9/28/2006
122   1995   5/2/2006    157   2061   7/18/2006   192   2131   9/29/2006
123   1997   5/4/2006    158   2063   7/19/2006   193   2133   10/3/2006
124   1999   5/5/2006    159   2065   7/21/2006   194   2135   10/4/2006
125   2001   5/9/2006    160   2067   7/24/2006   195   2137   10/6/2006
126   2002   5/10/2006   161   2069   7/26/2006   196   2139   10/9/2006
127   2003   5/12/2006   162   2071   7/27/2006   197   2141   10/11/2006
128   2006   5/15/2006   163   2073   7/31/2006   198   2143   10/12/2006
129   2007   5/17/2006   164   2075   8/1/2006    199   2145   10/16/2006
130   2009   5/18/2006   165   2077   8/3/2006    200   2147   10/17/2006
131   2010   5/22/2006   166   2079   8/4/2006    201   2149   10/19/2006
132   2012   5/23/2006   167   2081   8/8/2006    202   2151   10/20/2006
133   2014   5/25/2006   168   2083   8/9/2006    203   2153   10/24/2006
134   2016   5/26/2006   169   2085   8/11/2006   204   2155   10/25/2006
135   2018   5/31/2006   170   2087   8/14/2006   205   2157   10/27/2006
136   2020   6/1/2006    171   2089   8/16/2006   206   2159   10/30/2006
137   2022   6/5/2006    172   2091   8/17/2006   207   2161   11/1/2006
138   2024   6/6/2006    173   2093   8/21/2006   208   2163   11/2/2006
139   2026   6/8/2006    174   2095   8/22/2006   209   2165   11/6/2006
140   2028   6/9/2006    175   2097   8/24/2006   210   2167   11/7/2006

                          Attachment 12 - Page 7 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1
                                     Wichita
                               737NG Vertical Fin
                       Master Schedule R-142R2 - continued

              SHIP TO                   SHIP TO                  SHIP TO
S/S   C/L     BOEING      S/S   C/L     BOEING     S/S   C/L     BOEING
---   ----   ---------    ---   ----   --------    ---   ----   ---------
211   2169   11/9/2006    246   2239   2/2/2007    281   2309   4/18/2007
212   2171   11/10/2006   247   2241   2/6/2007    282   2311   4/19/2007
213   2173   11/14/2006   248   2243   2/7/2007    283   2313   4/23/2007
214   2175   11/15/2006   249   2245   2/9/2007    284   2315   4/24/2007
215   2177   11/17/2006   250   2247   2/12/2007   285   2317   4/26/2007
216   2179   11/20/2006   251   2249   2/14/2007   286   2319   4/27/2007
217   2181   11/22/2006   252   2251   2/15/2007   287   2321   5/1/2007
218   2183   11/27/2006   253   2253   2/19/2007   288   2323   5/2/2007
219   2185   11/29/2006   254   2255   2/20/2007   289   2325   5/4/2007
220   2187   11/30/2006   255   2257   2/22/2007   290   2327   5/7/2007
221   2189   12/4/2006    256   2259   2/23/2007   291   2329   5/9/2007
222   2191   12/5/2006    257   2261   2/27/2007   292   2331   5/10/2007
223   2193   12/7/2006    258   2263   2/28/2007   293   2333   5/14/2007
224   2195   12/8/2006    259   2265   3/2/2007    294   2335   5/15/2007
225   2197   12/12/2006   260   2267   3/5/2007    295   2337   5/17/2007
226   2199   12/13/2006   261   2269   3/7/2007    296   2339   5/18/2007
227   2201   12/15/2006   262   2271   3/8/2007    297   2341   5/22/2007
228   2203   12/18/2006   263   2273   3/12/2007   298   2343   5/23/2007
229   2205   12/20/2006   264   2275   3/13/2007   299   2345   5/25/2007
230   2207   12/21/2006   265   2277   3/15/2007   300   2347   5/29/2007
231   2209   1/3/2007     266   2279   3/16/2007   301   2349   5/31/2007
232   2211   1/4/2007     267   2281   3/20/2007   302   2351   6/1/2007
233   2213   1/8/2007     268   2283   3/21/2007   303   2353   6/5/2007
234   2215   1/9/2007     269   2285   3/23/2007   304   2355   6/6/2007
235   2217   1/11/2007    270   2287   3/26/2007   305   2357   6/8/2007
236   2219   1/12/2007    271   2289   3/28/2007   306   2359   6/11/2007
237   2221   1/16/2007    272   2291   3/29/2007   307   2361   6/13/2007
238   2223   1/17/2007    273   2293   4/2/2007    308   2363   6/14/2007
239   2225   1/19/2007    274   2295   4/3/2007    309   2365   6/18/2007
240   2227   1/22/2007    275   2297   4/5/2007    310   2367   6/19/2007
241   2229   1/24/2007    276   2299   4/6/2007    311   2369   6/21/2007
242   2231   1/25/2007    277   2301   4/10/2007   312   2371   6/22/2007
243   2233   1/29/2007    278   2303   4/11/2007   313   2373   6/26/2007
244   2235   1/30/2007    279   2305   4/13/2007   314   2375   6/27/2007
245   2237   2/1/2007     280   2307   4/16/2007   315   2377   6/29/2007

                          Attachment 12 - Page 8 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1
                                     Wichita
                               737NG Vertical Fin
                       Master Schedule R-142R2 - continued

                SHIP
                TO
S/S   C/L     BOEING
---   ----   --------
316   2379   7/2/2007
317   2381   7/5/2007
318   2383   7/6/2007
319   2385   7/10/2007
320   2387   7/11/2007
321   2389   7/13/2007
322   2391   7/16/2007
323   2393   7/18/2007
324   2395   7/19/2007
325   2397   7/23/2007
326   2399   7/25/2007

                          Attachment 12 - Page 9 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

THE BALANCE OF THIS SCHEDULE IS FOR PLANNING PURPOSES ONLY

       SHIP TO           SHIP TO           SHIP TO
C/L    RENTON     C/L    RENTON     C/L    RENTON
---   --------    ---   ---------   ---   --------
  1   8/1/2007     41   11/1/2007    81   4/1/2008
  2   8/1/2007     42   11/1/2007    82   4/1/2008
  3   8/1/2007     43   11/1/2007    83   4/1/2008
  4   8/1/2007     44   11/1/2007    84   4/1/2008
  5   8/1/2007     45   11/1/2007    85   4/1/2008
  6   8/1/2007     46   12/1/2007    86   4/1/2008
  7   8/1/2007     47   12/1/2007    87   4/1/2008
  8   8/1/2007     48   12/1/2007    88   4/1/2008
  9   8/1/2007     49   12/1/2007    89   4/1/2008
 10   8/1/2007     50   12/1/2007    90   4/1/2008
 11   8/1/2007     51   1/1/2008     91   4/1/2008
 12   8/1/2007     52   1/1/2008     92   5/1/2008
 13   9/1/2007     53   1/1/2008     93   5/1/2008
 14   9/1/2007     54   1/1/2008     94   5/1/2008
 15   9/1/2007     55   1/1/2008     95   5/1/2008
 16   9/1/2007     56   1/1/2008     96   5/1/2008
 17   9/1/2007     57   1/1/2008     97   5/1/2008
 18   9/1/2007     58   1/1/2008     98   5/1/2008
 19   9/1/2007     59   2/1/2008     99   5/1/2008
 20   9/1/2007     60   2/1/2008    100   5/1/2008
 21   9/1/2007     61   2/1/2008    101   6/1/2008
 22   9/1/2007     62   2/1/2008    102   6/1/2008
 23   9/1/2007     63   2/1/2008    103   6/1/2008
 24   10/1/2007    64   2/1/2008    104   6/1/2008
 25   10/1/2007    65   2/1/2008    105   6/1/2008
 26   10/1/2007    66   2/1/2008    106   6/1/2008
 27   10/1/2007    67   2/1/2008    107   6/1/2008
 28   10/1/2007    68   2/1/2008    108   6/1/2008
 29   10/1/2007    69   2/1/2008    109   6/1/2008
 30   10/1/2007    70   3/1/2008    110   7/1/2008
 31   10/1/2007    71   3/1/2008    111   7/1/2008
 32   10/1/2007    72   3/1/2008    112   7/1/2008
 33   10/1/2007    73   3/1/2008    113   7/1/2008
 34   10/1/2007    74   3/1/2008    114   7/1/2008
 35   11/1/2007    75   3/1/2008    115   7/1/2008
 36   11/1/2007    76   3/1/2008    116   7/1/2008
 37   11/1/2007    77   3/1/2008    117   7/1/2008
 38   11/1/2007    78   3/1/2008    118   8/1/2008
 39   11/1/2007    79   3/1/2008    119   8/1/2008
 40   11/1/2007    80   3/1/2008    120   8/1/2008

                          Attachment 12 - Page 10 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                  BOEING/Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

THE BALANCE OF THIS SCHEDULE IS FOR PLANNING PURPOSES ONLY

       SHIP TO           SHIP TO
C/L    RENTON     C/L    RENTON
---   --------    ---   --------
121   8/1/2008    161   1/1/2009
---   --------    ---   --------
122   8/1/2008    162   1/1/2009
123   8/1/2008    163   1/1/2009
124   8/1/2008    164   1/1/2009
125   8/1/2008    165   2/1/2009
126   8/1/2008    166   2/1/2009
127   9/1/2008    167   2/1/2009
128   9/1/2008    168   2/1/2009
129   9/1/2008    169   2/1/2009
130   9/1/2008    170   2/1/2009
131   9/1/2008    171   2/1/2009
132   9/1/2008    172   2/1/2009
133   9/1/2008    173   3/1/2009
134   9/1/2008    174   3/1/2009
135   9/1/2008    175   3/1/2009
136   10/1/2008   176   3/1/2009
137   10/1/2008   177   3/1/2009
138   10/1/2008   178   3/1/2009
139   10/1/2008   179   3/1/2009
140   10/1/2008   180   3/1/2009
141   10/1/2008   181   4/1/2009
142   10/1/2008   182   4/1/2009
143   10/1/2008   183   4/1/2009
144   10/1/2008   184   4/1/2009
145   11/1/2008         END OF PRODUCTION
146   11/1/2008
147   11/1/2008
148   11/1/2008
149   11/1/2008
150   11/1/2008
151   11/1/2008
152   11/1/2008
153   12/1/2008
154   12/1/2008
155   12/1/2008
156   12/1/2008
157   1/1/2009
158   1/1/2009
159   1/1/2009
160   1/1/2009

                          Attachment 12 - Page 11 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                 WICHITA/TULSA KAI 737 HS & VF SUPPORT SCHEDULE
                                    2005-2008

The support schedule below represents the support schedule currently agreed to by both parties; it is subject to change by Boeing based on program requirements. Support schedule will be maintained on a rolling 90 day notification process.

2005

                     ASSEMBLY SUPPORT:                        PROGRAM SUPPORT:
                     ---------------------------------        -------------------------------
MAY:                 1 PERSON (15 DAYS IN-PLANT)              1 PERSON (3 DAYS IN-PLANT)
JUNE:                2 PEOPLE (5 DAYS EACH IN-PLANT)          1 PERSON (3 DAYS IN-PLANT)
JULY:                2 PEOPLE (5 DAYS EACH IN-PLANT)          3 PEOPLE (3 DAYS EACH IN-PLANT)
AUG:                 3 PEOPLE (5 DAYS EACH IN-PLANT)          1 PERSON (3 DAYS IN-PLANT)
SEP:                 2 PEOPLE (10 DAYS EACH IN-PLANT)         1 PERSON (5 DAYS IN-PLANT)
OCT:                 2 PEOPLE (10 DAYS EACH IN-PLANT)         2 PEOPLE (3 DAYS EACH IN-PLANT)
NOV:                 1 PERSON (10 DAYS IN-PLANT)              4 PEOPLE (3 DAYS EACH IN-PLANT)

2006:
----
1ST QTR.             2 PEOPLE (10 DAYS EACH IN-PLANT          8 PEOPLE (5 DAYS EACH IN-PLANT)
2ND QTR.             1 PERSON (5 DAYS IN-PLANT)               2 PEOPLE (5 DAYS EACH IN-PLANT)
3RD QTR.             2 PEOPLE (5 DAYS EACH IN-PLANT)          6 PEOPLE (5 DAYS EACH IN-PLANT)
4TH QTR.             NO PLANNED SUPPORT                       NO PLANNED SUPPORT

2007:
----
1ST QTR.             NO PLANNED SUPPORT                       2 PEOPLE (5 DAYS EACH IN-PLANT)
2ND QTR.             4 PEOPLE (5 DAYS EACH IN-PLANT           4 PEOPLE (5 DAYS EACH IN-PLANT)
3RD QTR.             NO PLANNED SUPPORT                       4 PEOPLE (5 DAYS EACH IN-PLANT)
4TH QTR.             4 PEOPLE (5 DAYS EACH IN-PLANT)          4 PEOPLE (5 DAYS EACH IN-PLANT)

2008:
----
1ST QTR.             4 PEOPLE (5 DAYS EACH IN-PLANT)          4 PEOPLE (5 DAYS EACH IN-PLANT)

                          Attachment 12 - Page 12 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

2ND QTR.             NO PLANNED SUPPORT                       NO PLANNED SUPPORT
3RD QTR.             4 PEOPLE (5 DAYS EACH IN-PLANT)          6 PEOPLE (5 DAYS EACH IN-PLANT)
4TH QTR.             4 PEOPLE  (5 DAYS EACH IN-PLANT)         4 PEOPLE (5 DAYS EACH IN-PLANT)

                          Attachment 12 - Page 13 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

2) Turkey - Lot Time Hardware

      - Obligation for Wichita to subcontract statement of work as identified in the below referenced plan.

      -     Offload to TAI or other suppliers in Turkey

      -     Wichita offloading in Five (5) phases of lot time work.

      - The work packages are identified below to denote the scope of work and dollar amounts. It is not Boeing's intent to manage the work statement and individual part numbers. For the avoidance of doubt, the intent is that Seller agrees to offload the parts in these work packages to Turkey or place parts of equivalent estimated value

The key elements of the Turkey Program are:

      I. Define the work statement using the following WTP numbers:

            WTP B2000- 341 - Package # 1
            WTP B2000- 416 - Package # 2 WTP B2000- 322 - Package # 3 WTP B2001- 420 - Package # 4 WTP B2001- 425 - Package # 5

            Additionally, Attachment TP 1 (below) describes the number of parts per package.

      II. Continue to provide financial actuals to BCAG Finance for Industrial Participation (IP) reporting purposes. Wichita Seller will not be responsible for calculating Turkish Added Value (TAV); however they need to be aware of the TAV contractual requirements levied on the Boeing Company. Boeing is required to have a minimum of 30% TAV on hardware deliveries during the years 2003 to mid-2006; 35% during mid-2006 to mid-2009; and 40% on shipments beyond 2009.

      III. Maintain the functions of the current management team supporting the IP program and the direct relationships that have been established. For the period commencing on the date of this SBP and ending at first article shipment of the last detail part of WTP B2001-425-package number 5, Boeing shall reimburse Seller for the reasonable travel costs incurred by such management team. Travel costs shall include airfare between the U.S. and Turkey, hotels, meals and car rental costs consistent with Seller's standard travel practices and shall not exceed the cost of Boeing's ordinary travel practices. Seller shall promptly submit invoices to Boeing substantiating costs for which Seller seeks reimbursement. Such invoices shall be paid by Boeing in accordance with Paragraph 5.0. Boeing shall pay for any travel to, and support to, Turkey. The IP manager for Turkey, the procurement organizations and the work transfer group, finance and quality assurance. All of these organizations are involved in the IP program for Turkey and we want to maintain these direct relationships as opposed to working through other entities.

                          Attachment 12 - Page 14 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                              TURKEY WORK PACKAGES

                                 TAI PACKAGE #1

Model        Phase          Package        ACC          Assy's          FAB           POP         IWA
-----        -----          -------        ---          ------          ----          ---         ---
 737           2              216                         33              47           62           1
 737           2              217                         89             274          138          11
 737           2              218                         14              27           40           2
 737           3              301                         10              21            9           0
 767           2              222                          7               0           20           8
 767           2              223                          4               8            4           1
 767           2              224                          6               0           18           0
 767           2              232                          1               0            2           0
 767           2              233                         79             196          135          17
 777           2              226                         69             378           81           3
 777           2              227                          5              20            0           2
 777           2              228                         34              79           19           0
TOTALS                         12                        351            1050          528          45

                                 TAI PACKAGE #2

 Model       Phase          Package        ACC         Assy's          FAB          POP           IWA
------       -----          -------        ---         ------         ----         ----           ---
  737          2              215                         62            83           73            0
  737          3              302                         72            64          122           23
  737          3              307                         63           196          149            8
  737          3              310                         26            24          144            0
  737          4                2                          0             0            0           13
  737          4                9                         28            64           38            6
  737          4               24                          9            64           16            0
  747          2              229                         40            67           25            4
TOTALS                          8                        300           562          567

                                 TAI PACKAGE #3

 Model       Phase          Package        ACC         Assy's          FAB         POP          IWA
-------      -----          -------        ---         ------         ----         ---          ---
  737          5                6                       251            376         453           30
  737          5                9                        37             38          75           11
  737          5               13                        19             22          58           15
  737          5               16                        49            116          32            4
  737          5               19                        17             39          48            1
  737          5               27                        14             11          19            7
  737          5               38                        12             24           0            0
  747          5               41                        36             50          42            0
  767          2              221                         7              7           6            0
  767          3              309                       122            437          76            4
  767          3              314                        50            110          50            4
777/767        3              308                        20             53          41           24
TOTALS                         13                       634           1283         900          100

                          Attachment 12 - Page 15 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                        TURKEY WORK PACKAGES - CONTINUED

                                 TAI PACKAGE #4

Model          Phase         Package        ACC       Assy's        FAB            POP       IWA
------         -----         -------        ---       ------        ----           ---       ---
 737             3             318                        22          48            33         0
 737             4              25                         5           3            14         0
 737             4              27                         4           4             7         0
 737             4              36                         0           6             0         0
 737             4              39                        46          69           132         5
 737             5               1                        22          25            35         6
 737             5               5                        37          32            50        12
 747             1             202                        37          50            54         0
 747             3             305                        11          36            34         0
 747             3             316                        64          78            91         0
 747             4              45                        19          39            22         1
 767             1             213                        87         255            99         4
 767             2             220                        68         100            97        26
 777             1             206                         8          20             2         0
TOTALS                          14                        430        765           670        54

                                 TAI PACKAGE #5

Model          Phase         Package        ACC       Assy's        FAB            POP       IWA
------         -----         -------        ---       ------        ----           ---       ---
 737             3             304                        23          54             7         0
 737             3             321                         4           7             6         6
 737             3             323                         8          13             6         0
 737             4              21                         4           4             4         0
 737             4              41                         3           3             8         2
 737             4              42                         6          12             7         0
 737             4              43                         3          14             3         0
 737             5              87                        13          24            34         0
 737             5              88                         3           3             2         1
 747             3             300                        28          61            22         6
 747             4              46                         6          19            16         0
 747             4              49                         9           8            12         0
 747             4              54                        69          93           127         6
 747             4              58                        16           2            29         0
 747             5              44                        57         170            60         9
 747             5              45                        54         145            50         0
 777             3             303                         7          13             3         0
 777             3             312                        23          60            16         0
 777             3             313                        42         127            32         0
 777             3             317                        33          51            17         2
 777             3             319                        50         101             0         0
 777             3             320                         8           0             0        18
 777             3             325                        11          16            19         4
 777             4              88                         3          34             2         0
 777             4              89                        64         130            38         0
 777             4             100                        12          18            13         9
 777             4             102                        16          18            32         0
 777             4             103                        26          48            20        11
TOTALS                          30                       601        1248           585        74

                          Attachment 12 - Page 16 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                        TURKEY WORK PACKAGES - CONTINUED

                                 PACKAGE SUMMARY

           PKG 1       PKG 2         PKG 3       PKG 4     PKG 5      TOTAL
           -----       -----         -----       -----     -----      -----
 737        146         233           399         136        67         981
 747          0          40            36         131       239         446
 767         97           0           179         155         0         431
 777        108           0            20           8       295         431
TOTAL       351         273           634         430       601        2289

                          Attachment 12 - Page 17 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

3) China737 Tailcone

      -     Work transfer [*****]

      - This part number will transition from a Seller build to a Boeing Puget Sound Global Partners purchased item.

      - Boeing Puget Sound Global Partners will have responsibility for entering into and maintaining a contract with the target supplier for this work transfer. In the event that Boeing requests that Seller travel to China for purposes of providing support in China, Boeing shall reimburse Seller for the reasonable travel costs incurred by Seller's employees. Travel costs shall include airfare between the U.S. and China, hotels, meals and car rental costs consistent with Seller's standard travel practices and shall not exceed the cost of Boeing's ordinary travel practices. Seller shall promptly submit invoices to Boeing substantiating costs for which Seller seeks reimbursement. Such invoices shall be paid by Boeing in accordance with Paragraph 5.0.

            This part number will be removed from Attachment 1 of this SBP and Boeing will have no further obligation to purchase part number from Seller at the conclusion of this work transfer. The schedule and hardware quantities are subject to change support program requirements. Such changes will be made in accordance with the terms of paragraph 7.5 of the Special Business Provisions

      - For each 737 airplane delivered by Boeing after the date this SBP is fully executed and through the duration of this SBP, Boeing will make a payment to Spirit AeroSystems Inc. in the amount of [*****] where: (i) Spirit AeroSystems Inc. does not produce and/or supply to Boeing a Tailcone for use on the 737 aircraft delivered and (ii) Boeing obtains and installs on the 737 aircraft delivered a Tailcone from a source other than Spirit AeroSystems Inc.

      -     Reference WTM item 613

                          Attachment 12 - Page 18 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                      SCHEDULE FOR 737 TAILCONE FOR WICHITA

MONTH                                   WICHITA DELIVERY QUANTITY
-----                                   -------------------------
JAN-05                                               19
FEB-05                                               20
MAR-05                                               20
APR-05                                               19
MAY-05                                               21
JUN-05                                               20
JUL-05                                               23
AUG-05                                               21
SEP-05                                               21
OCT-05                                               20
NOV-05                                               19
DEC-05                                               24
JAN-06                                               24
FEB-06                                               24
MAR-06                                               24
APR-06                                               24
MAY-06                                               21
JUN-06                                               21
JUL-06                                               21
AUG-06                                               21
SEP-06                                               21
OCT-06                                               21
NOV-06                                               21
DEC-06                                               21
JAN-07                                               14
FEB-07                                               14
MAR-07                                               14
APR-07                                               14
MAY-07                                               14
JUN-07                                               10
JUL-07                                               10
AUG-07                                               10
SEP-07                                               10
OCT-07                                               10
NOV-07                                               10
DEC-07                                               10
JAN-08                                                0
FEB-08                                                0
MAR-08                                                0
APR-08                                                0
                                                    651

                          Attachment 12 - Page 19 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

Additionally, Boeing receives Market Access credit through the Wichita, Tulsa and McAlester sites as follows:

Australia: Tulsa / Wichita
Canada: Tulsa / Wichita
China:
Europe/NATO
France-Wichita / Tulsa
India:
South Africa:
South Korea: Wichita / Tulsa
United Kingdom: Wichita / Tulsa
Russia

                          Attachment 12 - Page 20 of 19

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 13 TO
                                                     SPECIAL BUSINESS PROVISIONS

                                    RESERVED

                           Attachment 13 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 14 TO
                                                     SPECIAL BUSINESS PROVISIONS

                      PRODUCTION ARTICLE DELIVERY SCHEDULE
                   (Reference SBP Section 3.3.2, 3.3.4, 3.4.1)

                               MASTER SCHEDULE **

737 R144R3
747 E-124 R1
767 T-112R2
777 U-40R3

To be provided by Boeing for Products Delivered via manual FOB Master Schedule. All other products schedules via the Order.

** EACH TIME A MASTER SCHEDULE FIRING ORDER FOR THE MODEL 737, 747, 767 & 777 PROGRAM IS RELEASED, BOEING WILL FURNISH SELLER WITH A COPY. SELLER WILL USE THAT INFORMATION TO DETERMINE THE AIRPLANE CONFIGURATION FOR EACH LINE NUMBER.

                           Attachment 14 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 15 TO
                                                     SPECIAL BUSINESS PROVISIONS

                             MAXIMUM PRODUCTION RATE
                         AND MODEL MIX CONSTRAINT MATRIX
                          (Reference SBP Section 7.5.1)

                                 BOEING LIMITED

               WICHITA MODEL MIX CONSTRAINT MATRIX               AS OF: 11/05/04

                                                         STRUCTURES                                Engines
                                          -----------------------------------------------  ----------------------
               MONTHLY       WICHITA                                                          PSD         WCH
MODELS       PROTECTION     CAPACITY            MIX             SKIN POLISH      SHIPPING  PROTECTION    CAPACITY
---------   -------------  -------------  --------------     ----------------    --------  -----------   ---------
737         [*****] Units [*****] Units                                                      [*****]
   [*****]    [*****]       [*****]           [*****]             [*****]         [*****]    [*****]       [*****]
   [*****]    [*****]       [*****]           [*****]             [*****]         [*****]    [*****]       [*****]
   [*****]    [*****]       [*****] =         [*****]        [*****]=[*****]      [*****]    [*****]       [*****]
                            [*****]                          [*****]=[*****]
                            [*****] =          [*****]       [*****]=[*****]
                            [*****]       [*****]=[*****]    [*****]=[*****]
                            [*****] =          [*****]       [*****]=[*****]
                            [*****]       [*****]=[*****]    [*****]=[*****]
   [*****]    [*****]       [*****] =        [*****]              [*****]         [*****]    [*****]       [*****]
                            [*****]
                            [*****] =        [*****]
                            [*****]       [*****]=[*****]
              [*****]       [*****] =     [*****][*****]=
                            [*****]       [*****]=[*****]
   [*****]    [*****]       [*****]           [*****]             [*****]         [*****]    [*****]       [*****]
   [*****]    [*****]       [*****]           [*****]             [*****]         [*****]    [*****]       [*****]
   [*****]



                                    Section [*****]
              Fin & Stab            Sub-Assembly
           -------------------   -------------------
MODELS      WICHITA     CHINA     WICHITA      CHINA
---------  ---------  ---------  ---------  ---------
737         Commit    Contract    Commit    Contract
   [*****]   [*****]    [*****]   [*****]     [*****]
   [*****]   [*****]    [*****]   [*****]     [*****]
   [*****]   [*****]    [*****]   [*****]     [*****]

   [*****]   [*****]    [*****]   [*****]     [*****]

   [*****]   [*****]    [*****]   [*****]     [*****]
   [*****]   [*****]    [*****]   [*****]     [*****]

                           Attachment 15 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                                                                Engine - Protection Rates
                                                                                           ----------------------------------
   [*****]
747          [*****] UNITS   [*****] UNITS                                               [*****]       [*****]     [*****]
   [*****]     [*****]         [*****]           [*****]          [*****]    [*****]     [*****]       [*****]     [*****]
   [*****]     [*****]         [*****]           [*****]          [*****]    [*****]     [*****]       [*****]     [*****]
   [*****]     [*****]         [*****]           [*****]

                                                                                       Engine - Protection Rates
                                                                                  ----------------------------------
767          [*****] UNITS   [*****] UNITS                                         [*****]       [*****]     [*****]    [*****]
   [*****]     [*****]         [*****]      [*****]        [*****]    [*****]      [*****]       [*****]     [*****]    [*****]
   [*****]     [*****]         [*****]      [*****]        [*****]    [*****]                    [*****]     [*****]    [*****]
   [*****]     [*****]         [*****]      [*****]        [*****]    [*****]                    [*****]     [*****]    [*****]
   [*****]     [*****]         [*****]      [*****]        [*****]    [*****]                    [*****]     [*****]    [*****]
   [*****]     [*****]         [*****]      [*****]        [*****]    [*****]                    [*****]     [*****]    [*****]

                                                                                           Engine - Protection Rates
                                                                                  ----------------------------------
777          [*****] UNITS   [*****] UNITS                                         [*****]      [*****]     [*****]     [*****]
   [*****]     [*****]         [*****]      [*****]        [*****]    [*****]      [*****]       [*****]     [*****]    [*****]
   [*****]     [*****]         [*****]      [*****]        [*****]    [*****]      [*****]       [*****]     [*****]    [*****]
   [*****]     [*****]         [*****]      [*****]        [*****]    [*****]      [*****]       [*****]     [*****]    [*****]
   [*****]     [*****]         [*****]                     [*****]    [*****]      [*****]       [*****]     [*****]    [*****]
   [*****]     [*****]         [*****]                     [*****]    [*****]      [*****]       [*****]     [*****]    [*****]
TOTAL UNITS    [*****]         [*****]                                [*****]      [*****]
                                LEGEND                                             [*****]
[*****]                                                                            [*****]
[*****]                                                                                           [*****]

                           Attachment 15- Page 2 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

[*****]                                                                                           [*****]
[*****]                                                                                           [*****]
[*****]
[*****]

                                 BOEING LIMITED

                           Attachment 15 - Page 3 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 16 TO
                                                     SPECIAL BUSINESS PROVISIONS

                          BOEING PROVIDED DETAILS (BPD)
                       AND SUPPLIER BANKED MATERIAL (SBM)
                           (Reference clause 12.13.1)

A. Supplier Banked Material (SBM):

   This SBP currently contains no Supplier Banked Material.

B. Boeing Provided Details (BPD)

   This SBP Attachment 16 identifies Boeing Provided Details (parts) and their associated purchase price which are currently being provided to Seller.

   Per SBP Attachment 20 the intent is for Seller to re-source all BPD's per the agreed to transfer plan.

   Seller shall provide Boeing with discreet schedules (lead-time away) which depicts Seller's requirements for these parts until such time as the parts have been resourced. The identified transfer price for each BPD will be adjusted periodically to reflect Boeing's then current fully burdened cost.

   Notwithstanding the foregoing, the prices associated with parts sourced from Boeing's Winnipeg operations will be subject to any subsequent pricing agreement established directly between Seller and Boeing Winnipeg.

   Attachment 16 is as of the date specified and will continue to be updated / revised to reflect any additional identified BPD or work transfer activity prior to June 16, 2005

[Note: Attachment 16 Parts list and Prices provided under separate file due to size.]

                           Attachment 16- Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 17 TO
                                                     SPECIAL BUSINESS PROVISIONS

                                    RESERVED

                           Attachment 17 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 18 TO
                                                                SPECIAL BUSINESS
                                                                      PROVISIONS

                                    RESERVED

                           Attachment 18 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 19 TO
                                                     SPECIAL BUSINESS PROVISIONS

                       INCREMENTAL RELEASE AND LEAD-TIMES

          (SELLER TO PROVIDE WITHIN 60 DAYS OF SIGNING THIS AGREEMENT)

A.    Lead Times

      Lead times for material procurements, fabrication and assembly are as tabulated below in months prior to delivery of the first Shipset affected, and will be used to calculate incremental release schedules in Paragraph
      B.1 of this SBP Attachment 19.

MATERIAL
      Metallic Raw Material                             tbn

      Non Metallic Raw Material                         tbn

      Castings/Forgings/Extrusions                      tbn

      Purchased Parts                                   tbn

FABRICATION:
      Detail Parts                                      tbn

ASSEMBLY

Rate Tooling (over max protection rate)                 tbn

B.    Incremental Release Plan

C.    In accordance with SBP Section   , Seller will release Shipsets as
      scheduled herein on the dates indicated below.

Material:            Qty per s/s    Support Point    Release Date
--------          -------------------------------    ------------
Raw Material

Purchased Parts

Fabrication

Lot 1

Lot 2

Assembly

Release Dates based on Master Schedule: See attachment 14

                           Attachment 19 - Page 1 of 1

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 20 TO
                                                                SPECIAL BUSINESS
                                                                      PROVISIONS

                    QUANTITY BASED PRICE ADJUSTMENT FORMULA

This attachment sets forth the methodology used to calculate the annual Unit Billing Prices which shall be reflected along with the Base Prices within Attachment 1.

A)    DEFINITIONS:

      Airplane Program - refers to Boeing aircraft designation (e.g. 737, 747, 767, and 777).

      Part Number - an alpha numeric designation for each unique product manufactured.

      Unit Billing Price - Price to be paid for each separate Part Number delivered in a specified calendar year based on the airplane quantities and price reduction tables.

      Airplane Production Quantity Tables - A series of tables that outline a "Tier Level" based on airplane production quantities.

      Tier Level - A designation given to represent a specific range of airplane program production quantities.

      Quantity Based Price Reduction Percentage Table - A table which assigns a discount percentage based on Tier Level.

      Base Price - Part Number pricing prior to application of quantity based discount percentage. Base Prices (by calendar year) will be included in Attachment 1 and unlike Unit Billing Prices, will not be updated annually to reflect changes in production quantities.

      Firing Order - Boeing published schedules which depict airplane manufacturing, shop completion and delivery dates for each unique aircraft produced.

      BPD - Boeing Provided Details are Detailed Part Numbers used by the supplier in the completion of its end-item Statement of Work sold to Boeing under this contract. Seller purchases BPD's from Boeing.

                           Attachment 20 - Page 1 of 6

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

B)    UNIT PRICING - METHODOLOGY

      1) Boeing will utilize the Airplane Production Quantity Tables as contained within this Attachment 20 to determine total number of aircraft which fall within each Tier Level and the Quantity Based Price Reduction Percentage Table to determine the price reduction to the base unit prices.

      2) Each year, approximately sixty days prior to the anniversary of the first day of the month in which both parties fully execute this SBP, Boeing will use the most recently published Firing Orders to determine the total forecasted airplane production quantities for all Airplane Programs for the 12 month period immediately following the anniversary of the first day of the month in which both parties fully execute this SBP. This total production quantity will include all aircraft scheduled for shop completion at Boeing during the aforementioned 12 month period as reflected in these Firing Orders.

      3) Boeing will utilize the Airplane Production Quantity Tables as contained within this Attachment 20 to determine total number of aircraft which fall within each Tier Level.

      4) Boeing will utilize the Quantity Based Price Reduction Percentage Table to calculate a weighted average percentage reduction for use in determining Unit Billing Prices.

      5) Boeing will update Attachment 1 approximately 30 days prior to the anniversary of the first day of the month in which both parties fully execute this SBP to include new Unit Billing Prices as calculated above for use during the following 12 month period.

      6) Updated Attachment 1 Unit Billing Prices will be utilized by Seller for billing throughout this 12 month period.

      7) Each year, a review of the actual airplane deliveries will occur approximately 30 days after the anniversary of the first day of the month in which both parties fully execute this SBP. If there is a deviation from forecasted production quantities to actual production quantities, a reconciliation lump sum payment or credit will be processed by Buyer and Seller.

C)    UNIT PRICING - CALCULATION TABLES

  1) Airplane Production Quantity Tables (TABLE 1):

737 / 747 / 767 / 777 TOTAL AIRPLANE PRODUCTION QUANTITIES
                          PER YEAR
 TIER 1                   TIER 2             TIER 3
---------                 -------            -------
  [*****]                 [*****]            [*****]

                           Attachment 20 - Page 2 of 6

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

  2) Quantity Based Price Reduction Percentage Table (TABLE 2):

  TIER        PERIOD     PERIOD    PERIOD     PERIOD    PERIOD    PERIOD    PERIOD     PERIOD
 LEVEL          1          2         3          4         5         6         7          8
-------      --------   --------  --------   --------  --------  --------  --------   --------
 TIER 1       [*****]    [*****]   [*****]    [*****]   [*****]   [*****]   [*****]    [*****]
 TIER 2       [*****]    [*****]   [*****]    [*****]   [*****]   [*****]   [*****]    [*****]
 TIER 3       [*****]    [*****]   [*****]    [*****]   [*****]   [*****]   [*****]    [*****]

      Each of the Periods within Table 2 will be of 12 month duration and will immediately succeed the prior period. The combined eight years for these eight periods will be equal to the period of firm fixed pricing identified in SBP 4.1.

      Period 1 will begin on the first day of the month in which both parties fully execute this SBP and will end 12 months later. Period 8 will end on the day before the eighth anniversary of the first day of the month in which both parties fully execute this SBP. For example, if Period 1 begins on April 1, 2005 then Period 8 will end on March 31, 2013.

D) UNIT PRICING - BILLING PRICE FORMULA:

      The formula to be used in the calculation of the Unit Billing Price for each Part Number is:

            P :Unit Billing Price

            A :Tier 1 Percent (as reflected Table 2 above)

            B :Tier 2 Percent (as reflected in Table 2 above)

            C :Tier 3 Percent (as reflected in Table 2 above)

           D : Target year Annual Airplane Production Total Quantity

           E : Tier 1 airplane quantity (Table 1)

           F : Tier 2 airplane quantity (Table 1)

            G :Tier 3 airplane quantity (Table 1)

            H :Base Unit Price (as reflected in Attachment 1)

            [*****]

         Note: Discounted Pricing for Part Numbers who's Unit Yearly Billing Price is greater than $200 shall be rounded to the nearest dollar. Discounted Pricing for Part Numbers who's Unit Yearly Billing Price is equal to or less than $200 shall be rounded to the nearest cent.

E) UNIT PRICING - EXAMPLE:

      This example will calculate a hypothetical Unit Billing Price for a Part Number with a Base Price of [*****] for Period 3, assuming it is the 12 month period from April 1, 2007 through March 31, 2008.

                           Attachment 20 - Page 3 of 6

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

      1) On February 1, 2007 Boeing reviews the most recently published Firing Orders and determines that a total of [*****] aircraft are scheduled to be Boeing Shop Complete between April 1, 2007 and March 31, 2008.

      2) Boeing utilizes the "Attachment 20" Airplane Production Quantity Table to determine that the numbers of aircraft which fall into each Tier Level are as follows:

Tier 1 Airplanes        Tier 2 Airplanes       Tier 3 Airplanes
----------------        ----------------       ----------------
     [*****]                 [*****]               [*****]

      3) Boeing utilizes the Quantity Based Price Reduction Percentage Table to identify the appropriate discount percentages to be used for Period 3 Unit Billing Prices for each Tier Level.

      4) Boeing utilizes the Unit Billing Price Formula and the information retrieved from Attachment 1 and Tables 1 and 2 as reflected below to calculate the appropriate Unit Billing Price for this Part Number for Period 3.

H : Base Price (as reflected in Attachment 1)                 [*****]
A : Tier 1 Percent (as reflected in Table 2 above)             [*****]
B : Tier 2 Percent (as reflected in Table 2 above)              [*****]
C : Tier 3 Percent (as reflected in Table 2 above)              [*****]
D : Annual Airplane Production Total Quantity                   [*****]
E : Tier 1 airplane quantity (Table 1)                           [*****]
F : Tier 2 airplane quantity (Table 1)                            [*****]
G : Tier 3 airplane quantity (Table 1)                             [*****]

                  [*****]

      [*****]

             P : Unit Billing Price      =        [*****]

      5) Boeing will utilize this same methodology to re-calculate Period 3 Unit Billing Prices for all Part Numbers contained within Attachment
            1. Attachment 1 will be updated to reflect new Unit Billing Prices for Period 3 and provided to Seller.

      6)    Seller will utilize revised Attachment 1 for billing throughout
            Period 3.

F) BOEING PROVIDED DETAILS (BPD) - COST SAVINGS PROCESS

      INTRODUCTION:

      Boeing and Seller expect that cost reductions may be accomplished by moving from Boeing facilities the BPD's related to Seller's Products and renegotiating certain outside material and parts supply contracts related to Seller's Products. The BPD's will be transitioned from Boeing to Seller based on a mutually agreed plan.

      ITEMS INCLUDED:

                           Attachment 20 - Page 4 of 6

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

      - All BPD parts are identified in SBP Attachment 16, only the following are required to be outsourced:

                  -     All BPD produced in [*****] will be outsourced.

                  - Only parts that are direct shipped to Wichita/Tulsa are included

     BPD SAVINGS AND APPLICATION:

      - Boeing will receive an additional [*****] cost reduction per year starting in the year 2006 to the price reduction percentages depicted in the "Quantity Based Price Reduction Percentage Table" (Table 2 above) for Periods 1 through 8.

            The application of the [*****] price adjustment shall be made to the "Quantity Based Price Reduction Percentage Table" after the calculation of the quantity based price reduction has occurred, for each of the three tiers.

     CALCULATION EXAMPLE:

      -     Reference above example (section E) resulted in an initial price of:

[*****]

      - Additional [*****] cost reduction applied to Initial Unit Billing Price resulting in the Final Unit Billing Price. Final Unit Billing Price = [*****]

     BILLING FOR BPD PARTS NOT YET TRANSFERRED FROM BOEING:

      - Boeing will debit monthly (against current unpaid Seller invoices) the value of all BPD parts delivered in the prior month. The total value will equal the then current Boeing Unit price as outlined in Attachment 16 multiplied by the quantity of parts delivered to Seller in that month. Attachment 16 will be updated periodically by Boeing to reflect the most current Boeing fully burdened cost.

      - This process will remain in effect unless and until an alternate source has been implemented for BPD parts.

      - Seller will provide Boeing with a 12 month requirements forecast for BPD parts identified for transfer except for any titanium parts which Seller will provide an 18 month forecast. Seller will also provide no less than four (4) months notification to Boeing prior to alternate source implementation for any BPD part.

      -     BPD Parts are FOB Boeing-dock and will be shipped at Seller cost.

                           Attachment 20 - Page 5 of 6

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

     TOOLING ASSOCIATED WITH BPD:

      Only Single use tooling will be made available to Seller and Seller will have the option to purchase and pay for this tooling and its related costs (including shipping). Single use tooling shall mean any tooling that is used solely for the manufacturing of a single part Number and that is not being utilized by Boeing for any other purpose.

     BOEING SUPPORT OF BPD TRANSFER:

Boeing will provide typical supplier technical and outsource support.

                           Attachment 20 - Page 6 of 6

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 21 TO
                                                     SPECIAL BUSINESS PROVISIONS

                       COMMODITY LISTING AND TERMS OF SALE
                         (Reference SBP Section 12.13.2)

                                COMMODITY LISTING

Aluminum Flat Rolled Products Includes aluminum sheet, aluminum plate, wing plate, and body skins, excluding "soft" aluminum alloys.

Aluminum extrusions, all press size or circle size.

Titanium includes all wrought and un-wrought titanium mill products.

                                  TERMS OF SALE

Parties

The Seller is The Boeing Company, acting through its agent, TMX. The Customer is a Boeing subcontractor, at any tier, who is manufacturing a product in support of a Boeing requirement.

Sales

All materials to be furnished by Seller are to be within the limits and the sizes published by Seller and subject to Seller's standard tolerances for variations. Seller will warrant that all materials to be supplied will conform to the descriptions contained herein and on the face of the purchase order and that Seller will convey good title to any such materials free from any security interest, or other lien or encumbrance held by any other party and unknown to the customer. THERE IS NO WARRANTY OF MERCHANTABILITY OR FITNESS AND SELLER WILL MAKE NO OTHER EXPRESS OR IMPLIED WARRANTIES EXCEPT AS STATED HEREIN. Seller will not be liable for any incidental or consequential damages for any breach of warranty, express or implied. Seller's liability and the Customer's sole and exclusive remedy will be limited at Seller's option either to (a) return of the materials and repayment of the purchase price, or (b) replacement of nonconforming materials upon return thereof to Seller. The Customer shall be required to notify Seller in writing of any claim of breach of warranty and no materials shall be returned to Seller by the Customer without Seller's consent.

                           Attachment 21 - Page 1 of 3

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                            TERMS OF SALE - continued

Payment Terms

The following payment processes will be followed for material sold to Customer by Seller. All payments shall be in United States Dollars.

DEBIT PROCESS

The debit process will be used in all circumstances where the Customer has an account with the Seller. The amount due is the quantity shipped multiplied by the unit price, plus the price for any value added services. The amount due will be collected by the Seller's applying a debit to the Customer's account. Payment is due on the (net) fifteenth (15th) day from the scheduled delivery date. The debit will be applied to the Seller's account on the payment due date. If the debit amount exceeds the amount outstanding on the Customer's account, the Customer will remit to The Boeing Company the amount due beyond the debit payment due date. The foregoing debit process does not apply to Sellers who are only performing under orders issued by the Tulsa Division of the Boeing Commercial Airplanes.

INVOICE PROCESS

The invoice process will be used for Customers not currently making direct sales to Boeing; foreign countries governed by MITI laws and regulations (currently Australia, Brazil, China, India, Japan, and Korea), and orders issued by the Tulsa Division of the Boeing Commercial Airplanes. The amount due is the quantity shipped multiplied by the unit price, plus the price for any value added services. Payment is due on the (net) thirtieth (30th) day after the date of Seller's invoice, which shall be issued on the day following the date of shipment.

DEBIT/INVOICE DISPUTE PROCEDURE

Customer may dispute payment amounts due provided that (1) Customer contacts Seller within 25 days of the date of the debit/ invoice, (2) Customer provides a complete reason as to the dispute. If the action is Seller's to resolve, late payment charges will not be assessed on amounts that are under dispute. Once a dispute has been resolved, payment terms will be (net) fifteen (15) days from the date of resolution.

FAILURE TO PAY

In the event Customer fails to make payments when due, Seller reserves the right to assert whatever remedies it may have under law, including setoffs

                           Attachment 21 - Page 2 of 3

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

against amounts due from Seller to Customer on other contracts. In such an event, Seller may, with respect to future orders, require full payment in advance or otherwise alter the terms of payment specified earlier.

                           Attachment 21 - Page 3 of 3

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 22 TO
                                                     SPECIAL BUSINESS PROVISIONS

                               ABNORMAL ESCALATION
                               (Reference SBP 4.1)

1. Prices for Recurring Products will be adjusted for Abnormal Escalation as provided below. In the event that escalation, as forecast by a composite of the identified below indices, exceeds [*****] for any given calendar year ("Abnormal Escalation"), the Prices for Recurring Products for the subsequent calendar year shall be adjusted by that percentage value which exceeds [*****]. Abnormal Escalation is calculated each year against the Prices for Recurring Products effective for that year and is not cumulative. The adjusted Prices for Recurring Products will revert back to the SBP Attachment 1 Prices for Recurring Products at the beginning of the subsequent calendar year.

      Any prolonged extraordinary inflation would be considered by the parties to determine any mutually agreeable proper actions to be taken.

2. Adjustments to the Prices for Recurring Products will be determined by the following economic indices:

      A.    Material - [*****]

      B.    Labor - [*****]

Composite - [*****]

3.    Special Notes:

In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the indices specified above, Boeing and [Partner] shall agree upon an appropriate substitution for or adjustment to the indices to be employed herein.

All calculations will be held to a six (6) decimal place level of precision.

Indices shall be pulled on [November 15th] of each year.

                           Attachment 22 - Page 1 of 2

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

4.    Abnormal Escalation Formula:

Adjustments to the Prices for Recurring Products, if any, for the period 2008 through 2021 shall be calculated as follows:

[*****]

Where [*****]

A = Adjusted Prices for Recurring Products (20X2 Price)
B = Base Prices for Recurring Products
IP = Percentage of composite index as compared to the previous year MC = Current material index value (September 20X1)
MP = Previous year material index value (September 20X0)
LC = Current labor index value (3rd quarter 20X1)
LP = Previous year labor index value (3rd quarter 20X0)

5.    Example: Abnormal Escalation Price Increase

      B = $2,000,000
      MC = September 2008 material index value = [*****]
      MP = September 2007 material index value = [*****]
      LC = 3rd quarter 2008 labor index value = [*****]
      LP = 3rd quarter 2007 labor index value = [*****]

      IP = [*****]
      Since IP > [*****] clause is triggered

      2009 Unit Price = [*****]

6.    Example: Abnormal Escalation Clause Not Triggered

      B = $2,000,000
      MC = September 2008 material index value = [*****]
      MP = September 2007 material index value = [*****]
      LC = 3rd quarter 2008 labor index value = [*****]
      LP = 3rd quarter 2007 labor index value = [*****]

      IP = [*****]
      Clause not triggered because (IP < [*****])

                           Attachment 22 - Page 2 of 2

                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                BOEING / Spirit AeroSystems Inc.
                                               Special Business Provisions (SBP)
                                                                   MS-65530-0016
                                                                     Amendment 1

                                                            SBP ATTACHMENT 23 TO
                                                     SPECIAL BUSINESS PROVISIONS

                                    RESERVED